Exhibit 10.1

FINANCING AGREEMENT

Dated as of March 14, 2016

by and among

VIVINT SOLAR FINANCING HOLDINGS PARENT, LLC,

as Parent

VIVINT SOLAR FINANCING HOLDINGS, LLC,

as Borrower,

VIVINT SOLAR FINANCING HOLDINGS PARENT, LLC AND EACH SUBSIDIARY OF VIVINT SOLAR FINANCING HOLDINGS PARENT, LLC LISTED AS A GUARANTOR ON THE SIGNATURE PAGES HERETO,

as Guarantors,

THE LENDERS FROM TIME TO TIME PARTY HERETO,

as Lenders,

and

HIGHBRIDGE PRINCIPAL STRATEGIES, LLC,

as Collateral Agent and Administrative Agent

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

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[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

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[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

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[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

SCHEDULES AND EXHIBITS

Schedule 1.01(A)	Lenders and Lenders' Commitments
Schedule 1.01(C)	Disqualified Institutions
Schedule 1.01(D)	Excluded Accounts
Schedule 1.01(E)	Debt Service Reserve Account
Schedule 1.01(H)	Advance Model
Schedule 1.01(I)	Eligibility Representations
Schedule 1.01(J)	Approved Form Agreements
Schedule 1.01(K)	Tax Equity Representations
Schedule 1.01(L)	Tax Equity Structure Characteristics
Schedule 1.01(M)	System Information
Schedule 1.01(N)	Separateness
Schedule 1.01(O)	Approved Manufacturers
Schedule 6.01(e)	Capitalization; Subsidiaries
Schedule 6.01(f)	Litigation
Schedule 6.01(l)	Nature of Business
Schedule 6.01(q)	Environmental Matters
Schedule 6.01(r)	Insurance
Schedule 6.01(u)	Intellectual Property
Schedule 6.01(v)	Material Project Documents
Schedule 7.01(a)(i)	Monthly Reports
Schedule 7.01(p)	Board Observers
Schedule 7.02(j)	Transactions with Affiliates
Schedule 7.02(k)	Limitations on Dividends and Other Payment Restrictions
Schedule 8.01	DACA Banks

Exhibit AForm of Joinder Agreement

Exhibit BForm of Assignment and Acceptance

Exhibit CForm of Notice of Borrowing

Exhibit DForm of Quarterly Compliance Certificate

Exhibit EForm of LTV Compliance Certificate

Exhibit FForm of Perfection Certificate

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[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

FINANCING AGREEMENT

FINANCING AGREEMENT, dated as of March 14, 2016, by and among VIVINT SOLAR FINANCING HOLDINGS PARENT, LLC, a Delaware limited liability company (the "Parent"), VIVINT SOLAR FINANCING HOLDINGS, LLC, a Delaware limited liability company ("Borrower"), each subsidiary of the Parent listed as a "Guarantor" on the signature pages hereto (together with the Parent and each other Person that executes a joinder agreement and becomes a "Guarantor" hereunder or otherwise guaranties all or any part of the Obligations (as hereinafter defined), each a "Guarantor" and collectively, the "Guarantors"), the lenders from time to time party hereto (each a "Lender" and collectively, the "Lenders"), HIGHBRIDGE PRINCIPAL STRATEGIES, LLC, a Delaware limited liability company ("Highbridge"), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Collateral Agent"), and Highbridge, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Administrative Agent" and together with the Collateral Agent, each an "Agent" and collectively, the "Agents").

RECITALS

The Borrower has asked the Lenders to extend credit to the Borrower consisting of (a) a Tranche A Term Loan (as hereinafter defined) in the aggregate principal amount of $75,000,000 and (b) a Tranche B Term Loan (as hereinafter defined) in the aggregate principal amount of $125,000,000.  The proceeds of such Loans (as hereinafter defined) will be used for working capital purposes in connection with the business of the Borrower and its subsidiaries and for general corporate purposes, as more fully prescribed in this Agreement, and to pay the fees and expenses related to this Agreement.  The Lenders are severally, and not jointly, willing to extend such credit to the Borrower subject to the terms and conditions of this Agreement.

In consideration of the premises and the covenants and agreements contained herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS; CERTAIN TERMS

Section 1.01Definitions. As used in this Agreement, the following terms shall have the respective meanings indicated below:

"Account" means, collectively, (a) any account as defined in the UCC with such additions to such term as may hereafter be made, and (b) any payment intangible as defined in the UCC with such additions to such terms as may hereafter be made, and (c) any other account receivable or other obligation to pay money.  Unless otherwise stated, the term Account, when used herein, shall mean an Account of a Borrower.

"Account Debtor" means, with respect to any Person, each debtor, customer or obligor in any way obligated on or in connection with any account receivable of such Person.

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

"Action" has the meaning specified therefor in Section 12.12.

"Additional Amount" has the meaning specified therefor in Section 2.09(a).

"Administrative Agent" has the meaning specified therefor in the preamble hereto.

"Administrative Agent's Account" means an account at a bank designated by the Administrative Agent from time to time as the account into which the Loan Parties shall make all payments to the Administrative Agent for the benefit of the Agents and the Lenders under this Agreement and the other Loan Documents.

"Advance Model" means a model in respect of all Subject Funds in the form of Schedule 1.01(H) (which Schedule 1.01(H) may be updated from time to time with the addition of new Subject Funds or Generation Systems in accordance with this Agreement), forecasting the Net Cash Flows to each Manager Subsidiary under each Subject Fund (including in the case of a Partnership Flip Structure, before and after the expected "Flip Date," and in the case of an Inverted Lease Structure, before and after the expiration of the master lease), and the net cash flows from Hedged SRECs and Unhedged SRECs to the Borrower and each Manager Subsidiary, in each case: (i) calculated in accordance with and adjusted for the Assumptions, (ii) adjusted to exclude Excluded Revenues, (iii) accounting for the applicable System information, and (iv) with respect to each Subject Fund established after the Effective Date, in form and substance consistent with the “Advance Model” used in connection with the Aggregation Facility as in effect on the Effective Date.  Each Advance Model delivered hereunder will be updated as of the date such model is delivered to reflect any modifications required due to changes in System Information or Revised Net Cash Flow. Each Advance Model shall identify Generation Systems that have become Defaulted Systems and Subject Funds that have become Watched Funds.

"Affiliate" means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.  For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the Equity Interests having ordinary voting power for the election of members of the Board of Directors of such Person or (b) direct or cause the direction of the management and policies of such Person whether by contract or otherwise.  Notwithstanding anything herein to the contrary, in no event shall any Agent or any Lender be considered an "Affiliate" of any Loan Party.

"Agent" has the meaning specified therefor in the preamble hereto.

"Agreement" means this Financing Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

"Aggregate Fund Value" means the sum of the net present value of the Net Cash Flow for each Subject Fund discounted at the applicable Discount Rate.

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"Aggregation Facility" means (a) initially, the Amended and Restated Loan Agreement dated as of September 12, 2014 as amended and restated as of November 25, 2015, as amended by Amendment No. 1, dated December 9, 2015, Amendment No. 2, dated January 15, 2016 and Amendment No. 3, dated March 7, 2016 by and among Vivint Solar Financing I, LLC, Vivint Solar Holdings, Inc., the guarantors party thereto, the lenders party thereto, and Bank of America, N.A., as collateral and administrative agent, as amended, modified, supplemented or restated from time to time in accordance with this Agreement and (b) any successor or additional aggregation or warehouse facility of the Excluded Subsidiaries in effect from time to time and entered into in accordance with this Agreement.

"All-in-Margin" means, as to (a) any floating rate Indebtedness based on LIBOR, the stated margin over LIBOR thereon, and any yield in the form of original issue discount and commitment or closing fees shared by all lenders of such Indebtedness (but excluding underwriting fees, arrangement fees or similar fees not paid to all Lenders); (b) any floating rate Indebtedness based on a reference rate other than LIBOR, the stated margin over such reference rate plus or minus the amount which would be subtracted from or added to LIBOR, respectively, in connection with a swap of such reference rate to LIBOR on the date of determination and any yield in the form of original issue discount and commitment or closing fees shared by all lenders in such Indebtedness (but excluding underwriting fees, arrangement fees, or similar fees not paid to all Lenders); or (c) any fixed rate Indebtedness, such fixed rate minus the swap equivalent rate for the weighted average life of the relevant Project Subsidiary Indebtedness and any yield in the form of original issue discount and commitment or closing fees shared by all lenders in such Indebtedness (but excluding underwriting fees, arrangement fees, or similar fees not paid to all Lenders).  The All-in-Margin in each case shall to be determined by the Administrative Agent in its reasonable judgment.

"Anti-Corruption Laws" has the meaning specified therefor in Section 6.01(z).

"Anti-Money Laundering and Anti-Terrorism Laws" means any Requirement of Law relating to terrorism, economic sanctions or money laundering, including, without limitation, (a) the Money Laundering Control Act of 1986 (i.e., 18 U.S.C. §§ 1956 and 1957), (b) the Bank Secrecy Act of 1970 (31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959), and the implementing regulations promulgated thereunder, (c) the USA PATRIOT Act and the implementing regulations promulgated thereunder, (d) the laws, regulations and Executive Orders administered by the United States Department of the Treasury's Office of Foreign Assets Control ("OFAC"), (e) any law prohibiting or directed against terrorist activities or the financing or support of terrorist activities (e.g., 18 U.S.C. §§ 2339A and 2339B), and (f) any similar laws enacted in the United States or any other jurisdictions in which the parties to this Agreement operate, as any of the foregoing laws have been, or shall hereafter be, amended, renewed, extended, or replaced and all other present and future legal requirements of any Governmental Authority governing, addressing, relating to, or attempting to eliminate, terrorist acts and acts of war and any regulations promulgated pursuant thereto.

"Applicable Margin" means, as of any date of determination, with respect to the interest rate of the Loans (or any portion thereof):

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(a)From the Effective Date until the initial drawing of the Tranche B Term Loans, subject to subsection (c) below, the relevant Applicable Margin shall be set at 5.50%.

(b)Upon and after the initial drawing of the Tranche B Term Loans, subject to subsection (c) below, the relevant Applicable Margin shall be 8.00%.

(c)In the event that the All-in-Margin on any Project Subsidiary Indebtedness is less than 200 basis points less than the All-in-Margin on the Loans, then the Applicable Margin shall be increased by such amount as shall result in the All-in-Margin on such Project Subsidiary Indebtedness being 200 basis points less than the All-in-Margin on the Loans.

"Applicable Prepayment Premium" means, in connection with any prepayment or repayment of the Obligations, (a) with respect to any prepayment or repayment described in clauses (ii) and (iii) of the first sentence of Section 2.06(d), on or before the second anniversary of the Effective Date, an amount equal to the Make-Whole Amount plus an amount equal to 3% times the aggregate amount of the principal amount of the Loans prepaid or repaid on such date, (b) with respect to any prepayment or repayment described in the first sentence of Section 2.06(d), during the period of time after the date that is the second anniversary of the Effective Date up to and including the date that is the third anniversary of the Effective Date, an amount equal to 3.00% times the aggregate amount of all such principal amount of the Loans prepaid or repaid on such date and (c) thereafter, zero.

"Approved Form Agreement" means each of the form Customer Agreements attached to or referenced on Schedule 1.01(J) as such forms may be modified from time to time in accordance with this Agreement.

"Approved Manufacturer" means (i) any of the manufacturers set forth in Schedule 1.01(O), (ii) any manufacturer of solar photovoltaic panels and inverters used in Generation Systems that do not collectively exceed [***] percent ([***]%) of the megawatts of installed nameplate capacity of all Generation Systems of the Borrower and its Subsidiaries or (iii) any other manufacturer approved in writing by the Administrative Agent in its reasonable discretion upon Borrower's request.

"Approved Structure" means:

(a)a Partnership Flip Structure with respect to which the Borrower has made the Tax Equity Representations;

(b)an Inverted Lease Structure with respect to which the Borrower has made the Tax Equity Representations;

(c)a Modified Inverted Lease Structure with respect to which the Borrower has made the Tax Equity Representations;

(d)a Repeat Tax Equity Structure with respect to which the Borrower has made both (x) the Tax Equity Representations in respect of such Repeat Tax Equity Structure and (y) the Tax Equity Representations set forth in clauses (k), (l) and (n)(B) in Part 1 of

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Schedule 1.01(K) in respect of the previously approved Tax Equity Structure to which such Repeat Tax Equity Structure is substantially similar;

(e)an Other Financed Structure that is acceptable to the Administrative Agent and Required Lenders in their reasonable discretion following due diligence and with respect to which the Borrower has made the Other Structure Representations; or

(f)an Other Non-Financed Structure with respect to which the Borrower has made the Other Structure Representations.

"Assignment and Acceptance" means an assignment and acceptance entered into by an assigning Lender and an assignee, and accepted by the Collateral Agent (and the Administrative Agent, if applicable), in accordance with Section 12.07 hereof and substantially in the form of Exhibit B hereto or such other form acceptable to the Collateral Agent.

"Assumptions" means the assumptions set forth in the following table:

Characteristic	Assumption
[***]	[***]
[***]	[***]
([***])	[***]
[***]	[***]
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]
[***]	[***]

"Audit" has the meaning specified therefor in Section 7.01(f).

"Authorized Officer" means, with respect to any Person, the chief executive officer, chief operating officer, chief financial officer, treasurer or other financial officer performing similar functions, president or executive vice president of such Person.

"Availability Period" means the period (a) commencing on the later of March 30, 2016 and the date that the conditions precedent set forth in Section 5.02 have been satisfied or waived by the Lenders and (b) ending on March 31 2017 (or such earlier date on which the Tranche B Term Loan Commitments are reduced to zero as provided in Section 2.05(a) and Section 9.01).

"Bankruptcy Code" means Title 11 of the United States Code, as amended from time to time and any successor statute or any similar federal or state law for the relief of debtors.

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"Blocked Person" means any Person:

(a)that (i) is identified on the list of "Specially Designated Nationals and Blocked Persons" published by OFAC; (ii) resides, is organized or chartered, or has a place of business in a country or territory that is the subject of an OFAC Sanctions Program; or (iii) a United States Person is prohibited from dealing or engaging in a transaction with under any of the Anti-Money Laundering and Anti-Terrorism Laws; and

(b)that is owned or controlled by, or that owns or controls, or that is acting for or on behalf of, any Person described in clause (a) above.

"Board of Directors" means with respect to (a) any corporation, the board of directors of the corporation or any committee thereof duly authorized to act on behalf of such board, (b) a partnership, the board of directors of the general partner of the partnership, (c) a limited liability company, the managing member or members or any controlling committee or board of directors of such company or the sole member or the managing member thereof, and (d) any other Person, the board or committee of such Person serving a similar function.

"Borrower" has the meaning specified therefor in the preamble hereto.

"Business Day" means (a) for all purposes other than as described in clause (b) below, any day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required to close, and (b) with respect to the borrowing, payment or continuation of, or determination of interest rate on, LIBOR Rate Loans, any day that is a Business Day described in clause (a) above and on which dealings in Dollars may be carried on in the interbank eurodollar markets in New York City and London.

"Capitalized Lease" means, with respect to any Person, any lease of (or other arrangement conveying the right to use) real or personal property by such Person as lessee that is required under GAAP to be capitalized on the balance sheet of such Person.

"Capitalized Lease Obligations" means, with respect to any Person, obligations of such Person and its Subsidiaries under Capitalized Leases, and, for purposes hereof, the amount of any such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

"Cash Equivalents" means (a) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case, maturing within six months from the date of acquisition thereof; (b) commercial paper, maturing not more than 270 days after the date of issue rated P‑1 by Moody's or A‑1 by Standard & Poor's; (c) certificates of deposit maturing not more than 180 days after the date of issue, issued by commercial banking institutions and money market or demand deposit accounts maintained at commercial banking institutions, each of which is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000; (d) repurchase agreements having maturities of not more than 90 days from the date of

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acquisition which are entered into with major money center banks included in the commercial banking institutions described in clause (c) above and which are secured by readily marketable direct obligations of the United States Government or any agency thereof; (e) money market accounts maintained with mutual funds having assets in excess of $2,500,000,000, which assets are primarily comprised of Cash Equivalents described in another clause of this definition; and (f) marketable tax exempt securities rated A or higher by Moody's or A+ or higher by Standard & Poor's, in each case, maturing within six months from the date of acquisition thereof.

"Change in Law" means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation, judicial ruling, judgment or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives concerning capital adequacy promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities shall, in each case, be deemed to be a "Change in Law", regardless of the date enacted, adopted or issued.

"Change of Control" means each occurrence of any of the following:

(a)the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Exchange Act) other than a Permitted Holder of beneficial ownership of more than 35% of the aggregate outstanding voting or economic power of the Equity Interests of Vivint Solar; or

(b)Vivint Solar shall cease to have beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of 100% of the aggregate voting and economic power of the Equity Interests of each Loan Party, free and clear of all Liens (other than Permitted Specified Liens).

“Class” (a) when used with respect to any Lender, shall refer to whether such Lender has a Loan or Commitment with respect to a particular Class of Loans or Commitments, (b) when used with respect to Commitments, refers to whether such Commitments are Tranche A Term Commitments or Tranche B Term Commitments, and (c) when used with respect to Loans refers to whether such Loans are Tranche A Term Loans or Tranche B Term Loans.

"Collateral" means all of the property and assets and all interests therein and proceeds thereof now owned or hereafter acquired by any Person upon which a Lien is granted or purported to be granted by such Person as security for all or any part of the Obligations.

"Collateral Agent" has the meaning specified therefor in the preamble hereto.

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"Collateral Agent Advances" has the meaning specified therefor in Section 10.08(a).

"Collections" means all cash, checks, notes, instruments, and other items of payment (including dividends and distributions from Subsidiaries, insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds).

"Commitment" means, with respect to each Lender, such Lender's Tranche A Term Loan Commitment and Tranche B Term Loan Commitment.

"Commodity Exchange Act" means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

"Consolidated Debt Service Coverage Ratio" means, on the last day of any fiscal quarter, the ratio of (a) the sum of (i) the distributions received by each Manager Subsidiary from a Subject Fund in respect of its interest in such Subject Fund, (ii) without duplication of the amounts described under clause (i), the payments received by the Borrower from Generation Systems owned directly or indirectly by the Borrower and (iii) the Net Cash Proceeds received by any Loan Party or their Subsidiaries from the sale of SRECs by the any Loan Party or their Subsidiaries, in each case during the period of four consecutive fiscal quarters ending on such date to (b) the sum of accrued cash interest and scheduled principal payments payable on the Total Consolidated Debt during such period.

"Consolidated LTV" means, on the date of borrowing, the ratio of (a) the Total Consolidated Debt at such date to (b) the Total Net Asset Value at such date; provided, however, if, at any date of calculation of Consolidated LTV, any Project Subsidiary Indebtedness has a maturity date that is twelve (12) months or less than the Outside Maturity Date, then Total Net Asset Value shall exclude all Contractual Cash Flows, Hedged SRECs and Unhedged SRECs that are subject to, or attributable to assets subject to, a Lien securing such Project Subsidiary Indebtedness.

"Contingent Indemnity Obligations" means any Obligation constituting a contingent, unliquidated indemnification obligation of any Loan Party, in each case, to the extent (a) such obligation has not accrued and is not yet due and payable and (b) no claim has been made or is reasonably anticipated to be made with respect thereto.

"Contingent Obligation" means, with respect to any Person, any obligation of such Person guaranteeing or intending to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, (a) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of a primary obligor, (b) the obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement, (c) any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the

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purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term "Contingent Obligation" shall not include (A) any product warranties extended in the ordinary course of business or (B) any contingent, unliquidated indemnification obligation of any Loan Party to the extent that such indemnification obligation has not accrued and is not yet due and payable and no claim has been made or is reasonably anticipated to be made with respect thereto.  The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation with respect to which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability with respect thereto (assuming such Person is required to perform thereunder), as determined by such Person in good faith.

"Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

"Control Agreement" means, with respect to any deposit account, any securities account, commodity account, securities entitlement or commodity contract, an agreement, in form and substance substantially in the form of the agreements currently in effect with respect to such accounts of the Loan Parties, copies of which have been previously provided to the Agents and the Lenders, and otherwise reasonably satisfactory to the Collateral Agent, among the Collateral Agent, the financial institution or other Person at which such account is maintained or with which such entitlement or contract is carried and the Loan Party maintaining such account, effective to grant "control" (as defined under the applicable UCC) over such account to the Collateral Agent.

"Controlled Investment Affiliate" means, as to any Person, any other Person that (a) directly or indirectly, is in control of, is controlled by, or is under common control with, such Person and (b) is organized by such Person primarily for the purpose of making equity or debt investments in one or more companies.  For purposes of this definition, "control" of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

"Controlled Parent Affiliate" means, as to Parent or any Subsidiary of Parent, any Affiliate of Parent or such Subsidiary that is controlled by Parent or such Subsidiary.  For purposes of this definition, "control" of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

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"Credit Protection Laws" means all Requirements of Law relating to the business of extending credit to borrowers, including without limitation, the Consumer Credit Protection Act, the Trade Regulation Rule on Preservation of Consumers' Claims and Defenses of the Federal Trade Commission, the California Fair Debt Collection Practices Act, the California Financial Code, the Electronic Fund Transfers Act, the Truth in Lending Act (and Regulation Z promulgated thereunder), Equal Credit Opportunity Act, Fair Credit Reporting Act, Fair Debt Collection Practices Act, GLBA, Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, anti-discrimination and fair lending laws, laws relating to servicing procedures or maximum charges and rates of interest, and other similar laws, each to the extent applicable, and all applicable regulations in respect of any of the foregoing.

"Customer Agreement" means, with respect to any Generation System, the PPA, lease agreement or other offtake agreement for the purchase and sale of energy from such Generation System or the lease of such Generation System, signed by the Generation Consumer and with respect to which Paragraph 2 of the Eligibility Representations is true and correct.

“DACA Accounts" means the Debt Service Reserve Account and the Revenue Account subject to a Control Agreement maintained at one or more DACA Banks listed on Schedule 8.01.

"DACA Bank" has the meaning specified therefor in Section 8.01(a).

"Debt Service Reserve Account" means the collateral account designated on Schedule 1.01(E) established by the Borrower with a DACA Bank for the purpose of supporting the obligations of the Borrower to pay the accrued interest and fees hereunder, which collateral account shall be subject to a Control Agreement.

"Debtor Relief Law" means the Bankruptcy Code and any other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief law of the United States or other applicable jurisdiction from time to time in effect.

"Default" means an event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Defaulting Lender" means any Lender that (a) has failed to (i) fund all or any portion of its Loans within 2 Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender's determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within 2 Business Days of the date when due, (b) has notified the Borrower, or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect or generally as it relates to other agreements in which it commits to extend credit (unless such writing or public statement relates to such Lender's obligation to

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fund a Loan hereunder and states that such position is based on such Lender's determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within 3 Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity.  Notwithstanding anything to the contrary herein, a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permits such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.  Any determination by the Administrative Agent that a Lender is a Defaulting Lender under clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender upon delivery of written notice of such determination to the Borrower and each Lender.

"Defaulted Subsidiary" means any Subsidiary of the Parent or any Tax Equity Partnership that (a) is the subject of an event or circumstance referred to in Section 9.01(f) or (g) or (b) is the subject of any event or circumstance referred to in Section 9.01(e).

"Defaulted System" means any Generation System (i) that has not been in service for 180 days or more (subject to force majeure exceptions), (ii) with respect to which the Generation Consumer has failed to make any payment that is due and payable under Customer Agreement for 120 days or more (including, without limitation, any recurring payments and shut-down payments), (iii) with respect to which a Generation Consumer has failed to make a transfer payment or buy-out payment that is due and payable under such agreement or (iv) in the case of a Customer Agreement with respect to a Generation System included in an Inverted Lease Structure, the Lessee (as used herein, as defined in Part II of Schedule 1.01(L)) fails to assign such Customer Agreement back to Lessor (as defined therein) within ten (10) Business Days of the date such transfer is required pursuant to the applicable lease agreement.

"Disbursement Letter" means a disbursement letter, in form and substance satisfactory to the Collateral Agent, by and among the Loan Parties, the Agents, the Lenders and the other Persons party thereto, and the related funds flow memorandum describing the sources and uses of all cash payments in connection with the transactions contemplated to occur on the Effective Date.

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"Discount Rate" means, at the relevant date, the greater of (a) [***] percent ([***]%) and (b) with respect to Net Cash Flows attributable to assets securing (i) one or more Aggregation Facilities at such date where no Hedging Agreement has been entered into with respect thereto, the rate then used at the relevant date in the sole or most recently effective Aggregation Facility, as the case may be, for discounting Net Cash Flows, (ii) an Aggregation Facility where a Hedging Agreement has been entered into that hedges the interest rate for a minimum term of five (5) years after the Outside Maturity Date and equal to the weighted average life of the cash flows securing such Aggregation Facility, the rate used on the date of inception of such Hedging Agreement under the sole or most recently effective Aggregation Facility, as the case may be, for discounting Net Cash Flows, (iii) Project Subsidiary Permanent Indebtedness, the rate in effect at the incurrence of such Project Subsidiary Permanent Indebtedness under the sole or most recently effective Aggregation Facility for discounting Net Cash Flows; or (iv) Project Subsidiary Permanent Indebtedness incurred when there is no Aggregation Facility in effect, the rate equal to the last rate quoted by Bloomberg L.P. as of 12:00 p.m. New York City time at the incurrence of such Project Subsidiary Permanent Indebtedness using the following keystrokes: IRSB<go>, or any successor quotation, in each case corresponding to the weighted average life of the Net Cash Flows for the assets securing such Project Subsidiary Indebtedness plus [***]%;  provided, however, that any increase or decrease in such current discount rate under an Aggregation Facility described in clause (b)(i) shall not be given effect in determining the Discount Rate under this Agreement unless and until such current discount rate is [***] basis points higher or lower, as the case may be, than the Discount Rate most recently determined for such assets under this Agreement.

"Discounted SREC Assets" means the sum of (a) (i) the net present value of the net cash flows of Hedged SRECs discounted at the applicable Discount Rate, multiplied by (ii) [***]%, if the long-term debt of the party purchasing such Hedged SRECS has an investment grade rating from any nationally recognized rating agency or is otherwise approved by the Administrative Agent as "investment grade" or [***]%, if the long-term debt of the party purchasing such Hedged SRECs does not have an investment grade rating from any nationally recognized rating agency or if such party does not have a rating and (b) (i) the net present value of the net cash flows of Unhedged SRECs discounted at a rate equal to the applicable Discount Rate multiplied by (ii) [***]%, provided that the net cash flows of Unhedged SRECs shall be based on the lower of (1) a forward SREC pricing curve provided by Parent or one of its subsidiaries that is reasonably acceptable to the Administrative Agent (provided that any rejection by the Administrative Agent of such pricing curve shall be based on a report of a creditable independent third party broker), on a monthly basis and (2) the most recent price at which Vivint Solar or any of its Subsidiaries transacted for such Unhedged SREC; provided further that at no time will the ascribed pricing of an Unhedged SREC under clause (b)(ii) above be more than the alternative compliance penalty for the applicable state.

"Disposition" means any transaction, or series of related transactions, pursuant to which any Person or any of its Subsidiaries sells, assigns, transfers, leases, licenses (as licensor) or otherwise disposes of any property or assets (whether now owned or hereafter acquired) to any other Person, in each case, whether or not the consideration therefor consists of cash, securities or other assets owned by the acquiring Person.  For purposes of clarification, "Disposition" shall include (a) the sale or other disposition for value of any contracts or (b) the

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early termination or modification of any contract (other than the termination or modification of Customer Agreements in the ordinary course of business consistent with past practices) resulting in the receipt by any Loan Party of a cash payment or other consideration in exchange for such event (other than payments in the ordinary course for accrued and unpaid amounts due through the date of termination or modification).

"Disqualified Equity Interests" means any Equity Interest that, by its terms (or by the terms of any security or other Equity Interest into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition, (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, (b) is redeemable at the option of the holder thereof, in whole or in part, (c) provides for the scheduled payments of dividends or distributions in cash, or (d) is convertible into or exchangeable for (i) Indebtedness or (ii) any other Equity Interests that would constitute Disqualified Equity Interests, in each case of clauses (a) through (d), prior to the date that is six months after the Final Maturity Date.

"Disqualified Institution" means each of the entities listed on Schedule 1.01(C).

"Dollar," "Dollars" and the symbol "$" each means lawful money of the United States of America.

"Eligible Assignee" means (a) a commercial bank organized under the laws of the United States, or any state thereof, and having net worth in excess of $100,000,000, (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development or a political subdivision of any such country and which has net worth in excess of $100,000,000, provided that such bank is acting through a branch or agency located in the United States, (c) a finance company, insurance company, or other financial institution that is engaged in making, purchasing, or otherwise investing in commercial loans in the ordinary course of its business and having (together with its Affiliates) net worth in excess of $100,000,000, (d) a fund that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business (it being understood that such activity does not need to constitute such entity's primary business), or (e) a Lender, or an Affiliate or Related Fund of a Lender.

"Eligibility Representations" means the representations set forth on Schedule 1.01(I).

"Employee Plan" means an employee benefit plan (other than a Multiemployer Plan) covered by Title IV of ERISA and maintained (or that was maintained at any time during the 6 calendar years preceding the date of any borrowing hereunder) for employees of any Loan Party or any of its ERISA Affiliates.

"Environmental Actions" means any complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter or other communication from any Person or Governmental Authority involving violations of Environmental Laws or Releases of Hazardous Materials (a) from any assets, properties or businesses owned or operated by any Loan Party or any of its Subsidiaries or any predecessor in

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interest; (b) from adjoining properties or businesses; or (c) onto any facilities which received Hazardous Materials generated by any Loan Party or any of its Subsidiaries or any predecessor in interest.

"Environmental Laws" means the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. § 9601, et seq.), the Hazardous Materials Transportation Act (49 U.S.C. § 1801, et seq.), the Resource Conservation and Recovery Act (42 U.S.C. § 6901, et seq.), the Federal Clean Water Act (33 U.S.C. § 1251 et seq.), the Clean Air Act (42 U.S.C. § 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.) and the Occupational Safety and Health Act (29 U.S.C. § 651 et seq.), as such laws may be amended or otherwise modified from time to time, and any other Requirement of Law, permit, license or other binding determination of any Governmental Authority imposing liability or establishing standards of conduct for protection of the environment or other government restrictions relating to the protection of the environment or the Release, deposit or migration of any Hazardous Materials into the environment.

"Environmental Liabilities and Costs" means all liabilities, monetary obligations, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts and consultants and costs of investigations and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand by any Governmental Authority or any third party, and which relate to any environmental condition or a Release of Hazardous Materials from or onto (a) any property presently or formerly owned by any Loan Party or any of its Subsidiaries or (b) any facility which received Hazardous Materials generated by any Loan Party or any of its Subsidiaries.

"Environmental Lien" means any Lien in favor of any Governmental Authority for Environmental Liabilities and Costs.

"Equity Interests" means (a) any shares of capital stock (whether denominated as common stock or preferred stock), equity interests, beneficial, partnership or membership interests, joint venture interests, participations or other ownership or profit interests in or equivalents (regardless of how designated) of or in a Person (other than an individual), whether voting or non-voting and (b) any securities convertible into or exchangeable for any of the foregoing and all warrants, options or other rights to purchase, subscribe for or otherwise acquire any of the foregoing, whether or not presently convertible, exchangeable or exercisable.

"Equity Issuance" means either (a) the sale or issuance by any Loan Party or any of its Subsidiaries of any shares of its Equity Interests or (b) the receipt by the Parent of any cash capital contributions.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, and regulations thereunder, in each case, as in effect from time to time.  References to sections of ERISA shall be construed also to refer to any successor sections.

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"ERISA Affiliate" means, with respect to any Person, any trade or business (whether or not incorporated) which is a member of a group of which such Person is a member and which would be deemed to be a "controlled group" within the meaning of Sections 414(b), (c), (m) and (o) of the Internal Revenue Code.

"Event of Default" has the meaning specified therefor in Section 9.01.

"Excess Cash" means all Collections received by the Borrower from any source, net of the amounts required to pay any taxes, registration fees, filing fees or other reasonable expenses of the Borrower incurred in the ordinary course of the Permitted Business.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Excluded Account" means (a) each of the deposit accounts listed on Schedule 1.01(D), (d) any deposit account of an Excluded Subsidiary, (b) any deposit account established pursuant to the terms of any Tax Equity Structure to receive Tax Equity Payments, payments from Generation Consumers, or funds held for distribution to Tax Equity Participants, and (c) any deposit account established in connection with Excluded Subsidiary Indebtedness to receive collateral proceeds or otherwise for the benefit of the holder of such Indebtedness.

"Excluded Revenues" means the sum of distributions to a Manager Subsidiary in respect of (i) [***], (ii) [***], (iii) proceeds from [***], (iv) proceeds from [***], (v) proceeds from [***], (vi) all revenues under [***], (vii) all revenues under any [***], and (viii) any other revenues or amounts payable that do not constitute [***].

"Excluded Subsidiary" means (a) any Investment Fund Subsidiary, (b) any Manager Subsidiary (other than a Guarantor Manager Subsidiary) or (c) any Financing Subsidiary, which, in each case, is prohibited by documents relating to any Project Subsidiary Indebtedness of the applicable Subsidiary permitted to be incurred in accordance with the Loan Documents from guaranteeing the Obligations or granting Liens on its assets to secure the Obligations.

"Excluded Swap Obligation" means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor's failure for any reason not to constitute an "eligible contract participant" as defined in the Commodity Exchange Act at the time the guarantee of such Guarantor becomes effective with respect to such related Swap Obligation.

"Excluded Taxes" means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office

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located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.09, amounts with respect to such Taxes were payable either to such Lender's assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient's failure to comply with Section 2.09(d) and (d) any U.S. federal withholding Taxes imposed under FATCA.

"Executive Order No. 13224" means the Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

"Extended Maturity Date" means the earlier of (a) the Outside Maturity Date and (ii) the date that is six (6) months prior to the earliest maturity date of any Project Subsidiary Debt if a Maturity Trigger Event exists at such date.

"Extraordinary Receipts" means any cash received by the Parent or any of its Subsidiaries (other than the Excluded Subsidiaries) not in the ordinary course of business (and not consisting of proceeds described in Section 2.05(c)(iii) or (iv) hereof), including, without limitation, (a) foreign, United States, state or local tax refunds, (b) pension plan reversions, (c) proceeds of insurance, (d) judgments, proceeds of settlements or other consideration of any kind in connection with any cause of action, (e) condemnation awards (and payments in lieu thereof), (f) indemnity payments (other than to the extent such indemnity payments are (i) immediately payable to a Person that is not an Affiliate of the Parent or any of its Subsidiaries (except in connection with a transaction permitted under this Agreement) or (ii) received by the Parent or any of its Subsidiaries as reimbursement for any costs previously incurred or any payment previously made by such Person or in respect of Generation System production guarantees provided to the Borrower or any of their Subsidiaries in the ordinary course of business) and (g) any purchase price adjustment received in connection with any purchase agreement.  For the avoidance of doubt, the term "Extraordinary Receipts" shall not include any Tax Equity Payments.

"FASB ASC" means the Accounting Standards Codification of the Financial Accounting Standards Board.

"FATCA" means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code.

"FCPA" has the meaning specified therefor in Section 6.01(z).

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"Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal to, for each day during such period, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

"Federal Reserve Board" means the Board of Governors of the Federal Reserve System of the United States (or any successor).

"Fee Letter" means the fee letter, dated as of the Effective Date, between the Borrower and the Administrative Agent.

"Final Maturity Date" means (a) if no drawing of Tranche B Term Loans has occurred, the Initial Maturity Date or (b) upon and after the initial drawing of the Tranche B Term Loans, the Extended Maturity Date.

"Financial Statements" means (a) the audited consolidated balance sheet of (i) Vivint Solar and its Subsidiaries and (ii) each Project Subsidiary Indebtedness Counterparty and each Tax Equity Partnership for the Fiscal Year ended December 31, 2014, and the related consolidated statement of operations, shareholders' equity and cash flows for the Fiscal Year then ended and (b) the unaudited consolidated balance sheet of (i) Vivint Solar and its Subsidiaries  (ii) each Project Subsidiary Indebtedness Counterparty and each Tax Equity Partnership for the fiscal quarter ended September 30, 2015, and the related consolidated statement of operations for such fiscal quarter.

"Financing Subsidiary" means any direct or indirect wholly owned Subsidiary of the Borrower that is a special purpose entity (i) that is formed for the purpose of financing a direct or indirect investment in the Equity Interests of Investment Fund Subsidiaries and (ii) the assets of which consist solely of Equity Interests in Manager Subsidiaries and/or Investment Fund Subsidiaries.  A Subsidiary may be both a Financing Subsidiary and a Manager Subsidiary.

"Fiscal Year" means the fiscal year of the Parent and its Subsidiaries, or of Vivint Solar and its Subsidiaries, as the case may be, ending on December 31 of each year.

"Foreign Official" has the meaning specified therefor in Section 6.01(z).

"Funding Losses" has the meaning specified therefor in Section 2.08.

"GAAP" means generally accepted accounting principles in effect from time to time in the United States, applied on a consistent basis; provided that for the purpose of Section 7.03 hereof, and the definitions used therein, "GAAP" shall mean generally accepted accounting principles in effect on the date hereof and consistent with those used in the preparation of the Financial Statements (except with respect to accounting changes required by Borrower's accountants and disclosed to the Agents prior to the Effective Date), provided further that, if there occurs after the date of this Agreement any change in GAAP that affects in any respect the

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calculation of any covenant contained in Section 7.03 hereof, the Collateral Agent and the Borrower shall negotiate in good faith amendments to the provisions of this Agreement that relate to the calculation of such covenant with the intent of having the respective positions of the Lenders and the Borrower after such change in GAAP conform as nearly as possible to their respective positions as of the date of this Agreement and, until any such amendments have been agreed upon, the covenants in Section 7.03 hereof shall be calculated as if no such change in GAAP has occurred.

"Generation Consumer" means any Person that is a natural person which leases a Generation System or purchases power generated by a Generation System pursuant to a Customer Agreement, in either case for use at such Person's residence and for which the Eligibility Representations are true and correct.

"Generation System" means any solar photovoltaic system, including panels, racks, wiring and other electric devices, conduits, waterproof housings, hardware, inverters, remote monitoring systems, connectors, disconnects, and overcurrent devices, but excluding any such system used at any commercial or industrial premises or used by a Governmental Authority.

"Geographical Limitations" means: (a) not more than [***]% of the megawatts of installed nameplate capacity of all Generation Systems of the Borrower and its Subsidiaries included in determining Net Cash Flow is attributable to Generation Systems located in [***]; (b) not more than [***]% of the megawatts of installed nameplate capacity of all Generation Systems of the Borrower and its Subsidiaries included in determining Net Cash Flow is attributable to Generation Systems located in any state of the United States other than [***]; (c) not more than [***]% of the megawatts of installed nameplate capacity of all Generation Systems of the Borrower and its Subsidiaries included in determining Net Cash Flow attributable to Generation Systems not located in [***]is attributable to Generation Systems located in any [***]states of the United States taken together; and (d) [***]of the megawatts of installed nameplate capacity of all Generation Systems of the Borrower and its Subsidiaries included in determining Net Cash Flow is attributable to Generation Systems located [***].

"GLBA" means collectively, Title V - Privacy - of the Gramm-Leach-Bliley Act, P.L. 106-102 and the standards for safeguarding customer information set forth in 12 C.F.R. Part 364 and 16 C.F.R. Part 314, all as amended, supplemented or interpreted in writing by federal Governmental Authorities.

"Governing Documents" means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization, and the operating agreement; (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture, declaration or other applicable agreement or documentation evidencing or otherwise relating to its formation or organization, governance and capitalization; and (d) with respect to any of the entities described above, any other agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization.

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"Governmental Authority" means any nation or government, any Federal, state, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

"Guaranteed Obligations" has the meaning specified therefor in Section 11.01.

"Guarantor" means (a) Parent and each Subsidiary of the Parent listed as a "Guarantor" on the signature pages hereto, and (b) each other Person which guarantees, pursuant to Section 7.01(b) or otherwise, all or any part of the Obligations.  For the avoidance of doubt, the term Guarantor shall not include any Excluded Subsidiary.

"Guarantor Manager Subsidiary" means any Manager Subsidiary that is not a borrower or guarantor under, and has not granted a Lien to secure, any Project Subsidiary Indebtedness permitted to be incurred under this Agreement.

"Guaranty" means (a) the guaranty of each Guarantor party hereto contained in Article XI hereof and (b) each other guaranty, in form and substance satisfactory to the Collateral Agent, made by any other Guarantor in favor of the Collateral Agent for the benefit of the Agents and the Lenders guaranteeing all or part of the Obligations.

"Hazardous Material" means (a) any element, compound or chemical that is defined, listed or otherwise classified as a contaminant, pollutant, toxic pollutant, toxic or hazardous substance, extremely hazardous substance or chemical, hazardous waste, special waste, or solid waste under Environmental Laws or that is likely to cause immediately, or at some future time, harm to or have an adverse effect on, the environment or risk to human health or safety, including, without limitation, any pollutant, contaminant, waste, hazardous waste, toxic substance or dangerous good which is defined or identified in any Environmental Law and which is present in the environment in such quantity or state that it contravenes any Environmental Law; (b) petroleum and its refined products; (c) polychlorinated biphenyls; (d) any substance exhibiting a hazardous waste characteristic, including, without limitation, corrosivity, ignitability, toxicity or reactivity as well as any radioactive or explosive materials; and (e) any raw materials, building components (including, without limitation, asbestos-containing materials) and manufactured products containing hazardous substances listed or classified as such under Environmental Laws.

"Hedged SRECs" means those Solar Renewable Energy Certificates that are projected to be generated by existing systems and have been committed to be sold by the Parent or its Subsidiaries to a third-party at agreed upon prices, volumes, and dates, with such terms documented in a contract that is customary for such transactions.

"Hedging Agreement" means any interest rate, foreign currency, commodity or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity or equity values

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(including, without limitation, any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement, excluding any forward sale of solar energy credits or solar energy certificates.

"Highest Lawful Rate" means, with respect to any Agent or any Lender, the maximum non-usurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Obligations under laws applicable to such Agent or such Lender which are currently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum non-usurious interest rate than applicable laws now allow.

"Holdout Lender" has the meaning specified therefor in Section 12.02(b).

"Indebtedness" means, with respect to any Person, without duplication, (a) all indebtedness of such Person for borrowed money; (b) all obligations of such Person for the deferred purchase price of property or services (other than trade payables or other accounts payable incurred in the ordinary course of such Person's business and not outstanding for more than 90 days after the date such payable was created and any earn-out, purchase price adjustment or similar obligation until such obligation appears in the liabilities section of the balance sheet of such Person); (c) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments or upon which interest payments are customarily made; (d) all reimbursement, payment or other obligations and liabilities of such Person created or arising under any conditional sales or other title retention agreement with respect to property used and/or acquired by such Person, even though the rights and remedies of the lessor, seller and/or lender thereunder may be limited to repossession or sale of such property; (e) all Capitalized Lease Obligations of such Person; (f) all obligations and liabilities, contingent or otherwise, of such Person, in respect of letters of credit, acceptances and similar facilities; (g) all obligations and liabilities, calculated on a basis satisfactory to the Collateral Agent and in accordance with accepted practice, of such Person under Hedging Agreements; (h) all monetary obligations under any receivables factoring, receivable sales or similar transactions and all monetary obligations under any synthetic lease, tax ownership/operating lease, off-balance sheet financing or similar financing; (i) all Contingent Obligations; (j) all Disqualified Equity Interests; and (k) all obligations referred to in clauses (a) through (j) of this definition of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien upon property owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness.

"Indemnified Matters" has the meaning specified therefor in Section 12.15.

"Indemnified Taxes" means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes.

"Indemnitees" has the meaning specified therefor in Section 12.15.

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

"Initial Maturity Date" means December 14, 2016.

"Insolvency Proceeding" means any proceeding commenced by or against any Person under any provision of any Debtor Relief Law.

"Intellectual Property" has the meaning specified therefor in the Security Agreement.

"Intellectual Property Contracts" means all agreements concerning Intellectual Property, including without limitation license agreements, technology consulting agreements, confidentiality agreements, co-existence agreements, consent agreements and non-assertion agreements.

"Interest Period" means, with respect to each LIBOR Rate Loan, a period commencing on the date of the making of such LIBOR Rate Loan (or the continuation of a LIBOR Rate Loan or the conversion of a Reference Rate Loan to a LIBOR Rate Loan) and ending 1, 2 or 3 months thereafter; provided, however, that (a) if any Interest Period would end on a day that is not a Business Day, such Interest Period shall be extended (subject to clauses (c)-(e) below) to the next succeeding Business Day, (b) interest shall accrue at the applicable rate based upon the LIBOR Rate from and including the first day of each Interest Period to, but excluding, the day on which any Interest Period expires, (c) any Interest Period that would end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (d) with respect to an Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period), the Interest Period shall end on the last Business Day of the calendar month that is 1, 2 or 3 months after the date on which the Interest Period began, as applicable, (e) the Borrower may not elect an Interest Period which will end after the Final Maturity Date, and (f) with respect to any LIBOR Rate Loan that is made on a date which is not 1 ,2, or 3 months prior to the end of a fiscal quarter, the Interest Period for such Loan and the applicable LIBOR Rate shall be determined and quoted to the Borrower by the Administrative Agent based on its customary practices for determining the LIBOR Rate for non-conforming periods.

"Internal Revenue Code" means the Internal Revenue Code of 1986, as amended (or any successor statute thereto) and the regulations thereunder.

"Inverted Lease Structure" means a tax equity structure that conforms to the characteristics in Part II of Schedule 1.01(L).

"Investment" means, with respect to any Person, (a) any investment by such Person in any other Person (including Affiliates) in the form of loans, guarantees, advances or other extensions of credit, capital contributions or acquisitions of Indebtedness (including, any bonds, notes, debentures or other debt securities), Equity Interests, or all or substantially all of the assets of such other Person (or of any division or business line of such other Person), (b) the purchase or ownership of any futures contract or liability for the purchase or sale of currency or

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

other commodities at a future date in the nature of a futures contract, or (c) any investment in any other items that are or would be classified as investments on a balance sheet of such Person prepared in accordance with GAAP.

"Investment Fund Subsidiary" means any Subsidiary of the Borrower that is a special purpose entity (i) that has no employees and (ii) that is formed for the purpose of acquiring and owning or leasing Generation Systems pursuant to a transaction structured as a Tax Equity Structure or Other Structure.

"Investor" means (i) each investor in a Tax Equity Structure and (ii) each investor in any Other Financed Structure, in each case, other than the Manager Subsidiary.

"Joint Venture" means a partnership, joint venture or similar arrangement, whether in the form of a corporation, partnership, limited liability company or other entity.

"Joinder Agreement" means a Joinder Agreement, substantially in the form of Exhibit A, duly executed by a Subsidiary of a Loan Party made a party hereto pursuant to Section 7.01(b).

"Lender" has the meaning specified therefor in the preamble hereto.

"LIBOR" means, with respect to each day during each Interest Period pertaining to a LIBOR Rate Loan, the rate per annum rate appearing on Bloomberg L.P.'s (the "Service") Page BBAM1/(Official BBA USD Dollar Libor Fixings) (or on any successor or substitute page of such Service, or any successor to or substitute for such Service) two Business Days prior to the beginning of such Interest Period, in an amount approximately equal to the principal amount of the LIBOR Rate Loan to which such Interest Period is to apply and for a period of time comparable to such Interest Period, which determination shall be conclusive absent manifest error.

"LIBOR Notice" means a written notice substantially in the form of Exhibit D.

"Lessor" means a special purpose vehicle and wholly-owned subsidiary of the Borrower, that leases a specific, segregated pool of Systems to an Investor (or a partnership in which the Investor or a subsidiary of the Investor is a member), as lessee.

"LIBOR Rate" means, for each Interest Period for each LIBOR Rate Loan, the rate per annum determined by the Administrative Agent (rounded upwards if necessary, to the next 1/100%) by dividing (i) LIBOR for such Interest Period by (ii) 100% minus the Reserve Percentage.  The LIBOR Rate shall be adjusted on and as of the effective day of any change in the Reserve Percentage.

"LIBOR Rate Loan" means each portion of a Loan that bears interest at a rate determined by reference to the LIBOR Rate.

"Lien" means any mortgage, deed of trust, pledge, lien (statutory or otherwise), security interest, charge or other encumbrance or security or preferential arrangement of any

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

nature, including, without limitation, any conditional sale or title retention arrangement, any Capitalized Lease and any assignment, deposit arrangement or financing lease intended as, or having the effect of, security.

"Loan" means the Tranche A Term Loans and the Tranche B Term Loans made by the Tranche A Lenders and Tranche B Lenders, respectively, to the Borrower pursuant to Article II hereof.

"Loan Account" means an account maintained hereunder by the Administrative Agent on its books of account at the Payment Office, and with respect to the Borrower, in which the Borrower will be charged with all Loans made to, and all other Obligations incurred by, the Borrower.

"Loan Document" means this Agreement, any Control Agreement, the Disbursement Letter, any Guaranty, the Fee Letter, any Joinder Agreement, the Security Agreement, any UCC Filing Authorization Letter, any Perfection Certificate and any other agreement, instrument, certificate, report and other document executed and delivered pursuant hereto or thereto or otherwise evidencing or securing any Loan or any other Obligation.

"Loan Party" means the Borrower and any Guarantor.

"LTV Compliance Certificate" has the meaning assigned to such term in Section 7.01(a)(v).

"LTV Conditions" means that at the relevant date of measurement: (a) the Consolidated LTV is equal to or less than (i) prior to the first drawing of the Tranche B Term Loans, 0.70 to 1.00 and (ii) on and after the first drawing of the Tranche B Term Loans, 0.75 to 1.00; and (b) the Project Subsidiary LTV is equal to or less than (i) prior to the first drawing of the Tranche B Term Loans, 0.60 to 1.00 and (ii) on and after the first drawing of the Tranche B Term Loans, 0.65 to 1.00.

"Make-Whole Amount" means the present value at the applicable prepayment or repayment date of all interest that would accrue on the principal amount of the prepayment or repayment from the prepayment or repayment date until the second anniversary of the Effective Date at a rate per annum equal to the higher of (i) 1.00% or (ii) the rate per annum reported on the applicable Bloomberg page as the forward LIBOR curve for the period ending on the second anniversary of the Effective Date, plus the Applicable Margin, computed using a discount rate equal to the Treasury Rate as of such prepayment or repayment date plus 50 basis points.

"Manager Subsidiary" means a special purpose vehicle and directly or indirectly wholly-owned subsidiary of the Borrower that (a) with respect to each Tax Equity Structure (other than an Inverted Lease Structure) and Other Financed Structure, has a direct Equity Interest in the entity that is party to each Customer Agreement related to such Tax Equity Structure or Other Financed Structure and that is entitled to receive the payments to be made by such Generation Consumer under each such Customer Agreement, (b) with respect to each Inverted Lease Structure, has a direct Equity Interest in the entity that owns each Generation

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

System related to such Inverted Lease Structure and that is the lessor entitled to receive rent payments under the lease agreement from the entity that is party to each Customer Agreement related to such Inverted Lease Structure and (c) with respect to each Other Non-Financed Structure, is Vivint Solar Owner I, LLC or another special purpose vehicle directly or indirectly wholly-owned by Borrower related to an Other Non-Financed Structure.

"Material Adverse Effect" means a material adverse effect on any of (a) the operations, assets, liabilities or financial condition of the Loan Parties taken as a whole, (b) the ability of the Loan Parties taken as a whole to perform any of their obligations under any Loan Document, (c) the legality, validity or enforceability of this Agreement or any other Loan Document, (d) the rights and remedies of any Agent or any Lender under any Loan Document, or (e) the validity, perfection or priority of a Lien in favor of the Collateral Agent for the benefit of the Agents and the Lenders on Collateral having a fair market value in excess of $500,000.

"Material Project Documents" means, with respect to each Subject Fund, the Project Documents of such Subject Fund set forth on Schedule 6.01(v) hereto or in the supplement to such Schedule delivered pursuant to Section 7.01(s), and any successor, substitute or replacement documents therefor, including any Master EPC Agreement or comparable agreement, master lease of an Inverted Lease Structure, capital contribution agreements, limited liability company agreement, maintenance services agreement, administrative services agreement and any guarantee by Vivint Solar or Vivint Solar Holdings, Inc. of the obligations of the Manager Subsidiary issued in connection with any applicable Subject Fund.

"Maturity Trigger Event" means, as of the relevant measurement date, that, if the Total Net Asset Value of the assets securing the then outstanding Project Subsidiary Debt permitted to be incurred hereunder and maturing prior to the Outside Maturity Date were excluded for purposes  of calculating Consolidated LTV, the Consolidated LTV would exceed 100%.

"Modified Inverted Lease Structure" means a tax equity structure that conforms to the characteristics set forth in Part III of Schedule 1.01(L).

"Moody's" means Moody's Investors Service, Inc. and any successor thereto.

"Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which any Loan Party or any of its ERISA Affiliates has contributed, or has been obligated to contribute, to at any time during the preceding 6 years.

"Net Cash Flow" means, with respect to an Subject Fund, an amount equal to the aggregate forecasted distributions paid or payable to the Manager Subsidiary with respect to such Subject Fund on account of its interest in such Subject Fund, as set forth in the Advance Model; provided that such forecasted distributions shall exclude all cash flows (i) attributable to any renewal period of the applicable Customer Agreements and Stalled Inspected-Only Systems and (ii)  from Generation Systems that cause the Geographical Limitations to be exceeded.  In selecting Generation Systems to exclude in order to satisfy the Geographical Limitation, the Borrower shall not select Defaulted Systems and shall select Generation Systems from the

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Subject Funds and Subsidiaries such that, after giving effect to the exclusions, (x) the included Generation Systems and related Generation Consumers of each Subject Fund and Subsidiary have substantially the same average FICO score, substantially the same percentage of FICO scores below [***], substantially the same percentage contribution to Total Net Asset Value and substantially the same percentage of the total megawatts of nameplate capacity of all included Generation Systems as immediately prior to such exclusion and (y) the geographic concentration of the Generation Systems in each Subject Fund and Subsidiary (based on megawatts installed nameplate capacity) is not substantially different than immediately prior to such exclusion.

"Net Cash Proceeds" means, with respect to any issuance or incurrence of any Indebtedness, any Equity Issuance, any Disposition or the receipt of any Extraordinary Receipts by any Person or any of its Subsidiaries, the aggregate amount of cash received (directly or indirectly) from time to time (whether as initial consideration or through the payment or disposition of deferred consideration) by or on behalf of such Person or such Subsidiary, in connection therewith after deducting therefrom only (a) in the case of any Disposition or the receipt of any Extraordinary Receipts consisting of insurance proceeds or condemnation awards, the amount of any Indebtedness secured by any Permitted Lien on any asset (other than Indebtedness assumed by the purchaser of such asset) which is required to be, and is, repaid in connection therewith (other than Indebtedness under this Agreement), (b) reasonable fees and expenses related thereto incurred by such Person or such Subsidiary in connection therewith, (c) transfer taxes paid or determined to be payable to any taxing authorities by such Person or such Subsidiary in connection therewith, (d) net income taxes to be paid in connection therewith (after taking into account any tax credits or deductions and any tax sharing arrangements), and (e) the amount of any reasonable reserve established in accordance with GAAP against any obligation to make earn-out or other contingent payments (including purchase price adjustments and indemnity obligations), provided that, upon the release of any such reserve, the amount released shall be considered Net Cash Proceeds, in each case, to the extent, but only to the extent, that the amounts so deducted are (i) actually paid to a Person that, except in the case of reasonable out-of-pocket expenses, is not an Affiliate of such Person or any of its Subsidiaries and (ii) properly attributable to such transaction or to the asset that is the subject thereof.

"New Lending Office" has the meaning specified therefor in Section 2.09(d).

"Non-Operable System" means a Generation System that is damaged or destroyed by fire, theft or other casualty (an "Event of Loss") and such Generation System has become inoperable because of such event and is not repaired, restored, replaced or rebuilt to substantially the same condition as it existed immediately prior to such Event of Loss within one hundred eighty (180) days of such Event of Loss.

"Non-Recourse" means, with respect to any Indebtedness, no Loan Party or Subsidiary of a Loan Party, other than an Excluded Subsidiary, has any Contingent Obligation or other liability for such Indebtedness or provides any collateral for such Indebtedness (except for (i) in the case of a Loan Party that transferred assets to an Excluded Subsidiary in connection with, and which assets secure, Excluded Subsidiary Indebtedness, customary indemnification for breaches of representations, warranties, covenants or excluded liabilities and customary guarantees or indemnification covering fraud, misappropriation of assets or other "bad acts", and

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(ii) a pledge by a Loan Party of the Equity Interests of an Excluded Subsidiary in support of Excluded Subsidiary Indebtedness of such Excluded Subsidiary or a Subsidiary of such Excluded Subsidiary and where the beneficiary of such guarantee does not have recourse to any assets of such Loan Party other than such Equity Interests).

"Non-U.S. Lender" has the meaning specified therefor in Section 2.09(d).

"Notice of Borrowing" has the meaning specified therefor in Section 2.02(a).

"Obligations" means all present and future indebtedness, obligations, and liabilities of each Loan Party to the Agents and the Lenders arising under or in connection with this Agreement or any other Loan Document, whether or not the right of payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured, unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 9.01.  Without limiting the generality of the foregoing, the Obligations of each Loan Party under the Loan Documents include (a) the obligation (irrespective of whether a claim therefor is allowed in an Insolvency Proceeding) to pay principal, interest, charges, expenses, fees, premiums, attorneys' fees and disbursements, indemnities and other amounts payable by such Person under the Loan Documents, and (b) the obligation of such Person to reimburse any amount in respect of any of the foregoing that any Agent or any Lender (in its sole discretion) may elect to pay or advance on behalf of such Person.  Notwithstanding any of the foregoing, Obligations shall not include any Excluded Swap Obligations.

"Obligor" means each entity identified in the applicable column of Schedule 6.01(e).

"OFAC Sanctions Programs" means (a) the Requirements of Law and Executive Orders administered by OFAC, including, without limitation, Executive Order No. 13224, and (b) the list of Specially Designated Nationals and Blocked Persons administered by OFAC, in each case, as renewed, extended, amended, or replaced.

"Other Connection Taxes" means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

"Other Documents" means, with respect to each Subject Fund, the Customer Agreements, interconnection agreements and all other material contracts relating to Generation Systems in a Subject Fund.

"Other Financed Structure" means a financing structure for investments in Generation Systems other than a Tax Equity Structure or Other Non-Financed Structure.

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

"Other Non-Financed Structure" means a non-financed structure composed entirely of Generation Systems that are wholly and directly owned by Vivint Solar Owner I, LLC or another special purpose vehicle wholly-owned by Borrower related to an Other Non-Financed Structure.

"Other Structure" means any Other Financed Structure or Other Non-Financed Structure.

"Other Structure Representations" means, with respect to each Other Structure, the representations set forth in Part II of Schedule 1.01(K).

"Other Taxes" means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document.

"Outside Maturity Date" means March 14, 2020.

"Parent" has the meaning specified therefor in the preamble hereto.

"Participant Register" has the meaning specified therefor in Section 12.07(i).

"Partnership" means a limited liability company owned by an Investor and a Manager Subsidiary that owns a specific pool of Generation Systems.

"Partnership Flip Structure" means a tax equity structure that conforms to the characteristics set forth in Part I of Schedule 1.01(L), as the same may be updated from time to time in accordance with this Agreement.

"Payment Office" means the Administrative Agent's office located at 40 West 57th Street, 33rd Floor, New York, NY 10019, or at such other office or offices of the Administrative Agent as may be designated in writing from time to time by the Administrative Agent to the Collateral Agent and the Borrower.

"Perfection Certificate" means a certificate in form attached hereto as Exhibit F

"Permitted Business" means the business as described in Section 6.01(l).

"Permitted Disposition" means:

(a)any involuntary loss, damage or destruction of property;

(b)any involuntary condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, or confiscation or requisition of use of property;

(c)leases of Generation Systems to Generation Consumers in the ordinary course of business;

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(d)transfers of Generation Systems to Generation Consumers or purchasers of host sites whether pursuant to the terms of the underlying Customer Agreement or in connection with a work-out of a default thereunder in the ordinary course of business;

(e)transfers, assignments or leases of Generation System to any Subject Fund;

(f)transfers of purchased assets (including Generation Systems or any component thereof) back to the sellers or originators thereof (or any designee of such seller or originator) pursuant to repurchase or put rights granted to a Loan Party in the purchase agreement or related transaction documents in the event the purchased assets do not satisfy specified criteria;

(g)sales of Solar Renewable Energy Certificates in the ordinary course of business; and

(h)sales of property from which 100% of the Net Cash Proceeds are applied to make a prepayment of the Loans (including the Applicable Prepayment Premium) pursuant to Section 2.05(c)(iii).

"Permitted Holder" means The Blackstone Group L.P. or any Controlled Investment Affiliate thereof.

"Permitted Indebtedness" means:

(a)any Indebtedness owing to any Agent or any Lender under this Agreement and the other Loan Documents;

(b)the incurrence of Indebtedness by the Borrower or one of its Subsidiaries under Hedging Agreements that are incurred for the bona fide purpose of hedging the interest rate risks associated with such Person's business and not for speculative purposes;

(c)operating deficit loans to Excluded Subsidiaries in accordance with the applicable Material Project Documents in an aggregate amount not to exceed $20,000,000 at any time outstanding; and

(d)Project Subsidiary Indebtedness.

"Permitted Investments" means:

(a)Investments in cash and Cash Equivalents;

(b)Investments in negotiable instruments deposited or to be deposited for collection in the ordinary course of business;

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

(c)Investments existing on the date hereof, as set forth on Schedule 7.02(e) hereto, but not any increase in the amount thereof as set forth in such Schedule or any other modification of the terms thereof;

(d)Investments in Excluded Subsidiaries comprised of (i) a transfer, assignment or lease permitted pursuant to clause (e) of the definition of Permitted Disposition, (ii) cash or other assets (other than Generation Systems) transferred to a Subject Fund, solely for the purpose of complying with the obligations of Parent or any of its Subsidiaries under the Material Project Documents related to such Subject Fund or (iii) other funding to an Excluded Subsidiary for the payment of expenses pursuant to a Material Project Document or otherwise in the ordinary course;

(e)Investments in Hedging Agreements permitted under Section 7.02(b); and

(f)Investments in Excluded Subsidiaries solely with funds contributed to the equity of Borrower by Parent or any Affiliate of Vivint Solar; provided, however, that no material Investment shall be made pursuant to this clause when a Default or Event of Default has occurred and is continuing.

"Permitted Liens" means:

(a)Liens securing the Obligations;

(b)Liens for taxes, assessments and governmental charges the payment of which is not required under Section 7.01(c)(ii);

(c)judgment liens (other than for the payment of taxes, assessments or other governmental charges) securing judgments and other proceedings not constituting an Event of Default under Section 9.01(j);

(d)rights of set-off or bankers' liens upon deposits of cash in favor of banks or other depository institutions, solely to the extent incurred in connection with the maintenance of such deposit accounts in the ordinary course of business; and

(e)Liens securing Project Subsidiary Indebtedness; provided that such Lien does not extend to or encumber, property other than the assets described in the definitions of Project Subsidiary Indebtedness or in clause (iii) in the definition of Non-Recourse, as the case may be.

"Permitted Restricted Payments" means any Restricted Payments made by:

(a)any Subject Fund to a Manager Subsidiary or a Financing Subsidiary;

(b)any Excluded Subsidiary to the Borrower;

(c)any Subject Fund to Tax Equity Participants in accordance with the applicable Tax Equity Documents;

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

(d)Borrower with the proceeds of the Tranche A Term Loans; and

(e)(i) after the expiration or termination of the [***],[***] to [***] and (ii) [***] to [***]; provided, that in either case, (x) after giving pro forma effect to such Restricted Payment, the [***] (calculated as of a date not more than three (3) Business Days prior to the payment of such Restricted Payment) is equal to or less than [***] to [***] and (y) at the date of such Restricted Payment, neither [***] nor any Affiliate of [***] shall be engaged in or have taken any action in order to engage in, and shall not use the proceeds of such Restricted Payment in order to engage in, [***]; provided, further, that none of the proceeds of the Tranche B Term Loans shall be used to make any Permitted Restricted Payments described in this clause (d).

"Person" means an individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, joint venture or other enterprise or entity or Governmental Authority.

"Petty Cash Accounts" means Accounts with deposits at any time in an aggregate amount not in excess of $10,000 for any one account and $50,000 in the aggregate for all such accounts.

"Placed in Service" mean that, with respect to a Generation System which is installed on a Generation Consumer's property, such Generation System has been interconnected to the local utility provider and has commenced parallel generation of electricity.

"Plan" means any Employee Plan or Multiemployer Plan.

"Post-Default Margin" means, prior to the first drawing of the Tranche B Term Loans, 5.00%, and on and after the first drawing of the Tranche B Term Loan, 3.00%.

"Post-Default Rate" means a rate of interest per annum equal to the rate of interest otherwise in effect from time to time pursuant to the terms of this Agreement plus Post-Default Margin, or, if a rate of interest is not otherwise in effect, interest at the highest rate specified herein for any Loan then outstanding prior to an Event of Default plus the Post-Default Margin.

"PPA" means a power purchase agreement for electric generation by a Generation System.

"Pro Rata Share" means, with respect to:

(a)a Lender's right to receive payments of interest, fees, and principal with respect to a Class of Loans, the percentage obtained by dividing (i) such Lender's unpaid principal amount of Such Class, by (B) the aggregate unpaid principal amount of such Class,

(b)a Lender's obligation to make a Class of Loans, the percentage obtained by dividing (i) such Lender's undrawn Commitment for such Class, by (ii) the sum of the aggregate undrawn Commitments for such Class, and

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

(c)all other matters (including, without limitation, the indemnification obligations arising under Section 10.05), the percentage obtained by dividing (i) the sum of such Lender's Commitments and the unpaid principal amount of such Lender's portion of the Loans by (ii) the sum of the Total Commitment and the aggregate unpaid principal amount of the Loans.

"Project Documents" means, with respect to a Subject Fund, the Material Project Documents and Other Documents of such Subject Fund.

"Project Subsidiary Indebtedness" means Indebtedness of a Project Subsidiary (a) which is secured in whole or in part by Generation Systems or rights therein owned by such Project Subsidiary or by another Project Subsidiary, rights to payment under the related underlying Customer Agreement and the proceeds thereof, or Equity Interests in Project Subsidiaries owned by Project Subsidiary or another Project Subsidiary, or any combination of the forgoing, (b) which is Non-Recourse to any Loan Party, (c) after the incurrence of which Indebtedness, on a pro forma basis as of a date not more than three (3) Business Days prior to the incurrence of such Indebtedness, the Parent and its Subsidiaries would be in compliance with the financial covenant set forth in Section 7.03(c) hereof and would satisfy the LTV Conditions, (d) which in the case of Project Subsidiary Permanent Indebtedness, does not provide that a transfer of the Equity Interests in the Borrower or one of its Subsidiaries upon enforcement of the Collateral Agent's security interests is a change of control for purposes of any event of default or mandatory prepayment or purchase offer, and (e)  the All-in-Margin on which does not exceed the then current interest rate on the Loans minus [***]%.

"Project Subsidiary Indebtedness Counterparty" means any Borrower under any Project Subsidiary Indebtedness.

"Project Subsidiary LTV" means, the last day of any fiscal quarter, the ratio of (a) the Total Subsidiary Debt at such date to (b) the Total Net Asset Value at such date; provided, however, if, at any date of calculation of Project Subsidiary LTV, any Project Subsidiary Indebtedness has a maturity date that is twelve (12) months or less that the Outside Maturity Date, then Total Net Asset Value shall exclude all Net Cash Flow and cash flows from Hedged SRECs and Unhedged SRECs that are subject to, or attributable to assets subject to, a Lien securing such Project Subsidiary Indebtedness.

"Project Subsidiary Permanent Indebtedness" means Project Subsidiary Indebtedness which is secured by a pool of specific assets of one or more Excluded Subsidiaries and which is intended to be fully repaid over its term solely by the Collections generated from such assets.

“Proposal Letter” means that certain proposal letter, dated February 25, 2016 between Highbridge Principal Strategies, LLC and Vivint Solar, Inc.

"Qualified Equity Interests" means, with respect to any Person, all Equity Interests of such Person that are not Disqualified Equity Interests.

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

"Quarterly Compliance Certificate" has the meaning assigned to such term in Section 7.01(a)(iii).

"Recipient" means any Agent or any Lender, as applicable.

"Reference Rate" means, for any period, the greatest of (a) the Federal Funds Rate plus 0.50% per annum, (b) the LIBOR Rate (which shall be calculated based upon an Interest Period of 1 month and shall be determined on a daily basis) plus 1.00% per annum, and (c) the rate last quoted by The Wall Street Journal as the "Prime Rate" in the United States or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the "bank prime loan" rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent).  Each change in the Reference Rate shall be effective from and including the date such change is publicly announced as being effective.

"Reference Rate Loan" means each portion of a Loan that bears interest at a rate determined by reference to the Reference Rate.

"Register" has the meaning specified therefor in Section 12.07(f).

"Registered Intellectual Property" means Intellectual Property that is issued, registered, renewed or the subject of a pending application.

"Registered Loans" has the meaning specified therefor in Section 12.07(f).

"Regulation T", "Regulation U" and "Regulation X" mean, respectively, Regulations T, U and X of the Federal Reserve Board or any successor, as the same may be amended or supplemented from time to time.

"Related Fund" means, with respect to any Person, an Affiliate of such Person, or a fund or account managed by such Person or an Affiliate of such Person.

"Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, seeping, migrating, dumping or disposing of any Hazardous Material (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Hazardous Material) into the indoor or outdoor environment, including, without limitation, the movement of Hazardous Materials through or in the ambient air, soil, surface or ground water, or property.

"Remedial Action" means all actions taken to (a) clean up, remove, remediate, contain, treat, monitor, assess, evaluate or in any other way address Hazardous Materials in the indoor or outdoor environment; (b) prevent or minimize a Release or threatened Release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; (c) perform pre-remedial studies and

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investigations and post-remedial operation and maintenance activities; or (d) perform any other actions authorized by 42 U.S.C. § 9601.

"Repeat Tax Equity Structure" means a Partnership Flip Structure, Inverted Lease Structure or Modified Inverted Lease Structure that (a) is substantially similar to a Partnership Flip Structure, Inverted Lease Structure or Modified Inverted Lease Structure, as the case may be, that was previously approved by the Administrative Agent as a Subject Fund and (b) has the same Investor as the previously approved Partnership Flip Structure, Inverted Lease Structure or Modified Inverted Lease Structure or an Affiliate of such Investor.

"Replacement Lender" has the meaning specified therefor in Section 4.04(c).

"Reportable Event" means an event described in Section 4043 of ERISA (other than an event not subject to the provision for 30-day notice to the PBGC under the regulations promulgated under such Section).

"Required Lenders" means Lenders whose Pro Rata Shares (calculated in accordance with clause (c) of the definition thereof) aggregate at least 50.1%.

"Requirements of Law" means, with respect to any Person, collectively, the common law and all federal, state, provincial, local, foreign, multinational or international laws, statutes, codes, treaties, standards, rules and regulations, guidelines, ordinances, orders, judgments, writs, injunctions, decrees (including administrative or judicial precedents or authorities) and the interpretation or administration thereof by, and other determinations, directives, requirements or requests of, any Governmental Authority, in each case that are applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

"Reserve Percentage" means, on any day, for any Lender, the maximum percentage prescribed by the Federal Reserve Board (or any successor Governmental Authority) for determining the reserve requirements (including any basic, supplemental, marginal, or emergency reserves) that are in effect on such date with respect to eurocurrency funding (currently referred to as "eurocurrency liabilities") of that Lender, but so long as such Lender is not required or directed under applicable regulations to maintain such reserves, the Reserve Percentage shall be zero.

"Restricted Payment" means (a) the declaration or payment of any dividend or other distribution, direct or indirect, on account of any Equity Interests of any Person or any of its Subsidiaries, now or hereafter outstanding, (b) the making of any repurchase, redemption, retirement, defeasance, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Equity Interests of any Person or any direct or indirect parent of any Person, now or hereafter outstanding, (c) the making of any payment to retire, or to obtain the surrender of, any outstanding warrants, options or other rights for the purchase or acquisition of shares of any class of Equity Interests of any Person, now or hereafter outstanding, (d) the return of any Equity Interests to any shareholders or other equity holders of any Person or any of its Subsidiaries, or make any other distribution of property, assets, shares of Equity Interests,

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warrants, rights, options, obligations or securities thereto as such or (e) the payment of any management, consulting, monitoring or advisory fees or any other fees or expenses (including the reimbursement thereof by any Person or any of its Subsidiaries) pursuant to any management, consulting, monitoring, advisory or other services agreement to any of the shareholders or other equityholders of any Person or any of its Subsidiaries or other Affiliates, or to any other Subsidiaries or Affiliates of any Person.

“Revenue Account” means the collateral account designated on Schedule 1.01( ) established by the Borrower with a DACA Bank for the purpose of receiving all proceeds and distributions from the Borrower Subsidiaries, which collateral account shall be subject to a Control Agreement

"Revised Net Cash Flow" means, as of each date the Advance Model is delivered, a revised calculation of Net Cash Flows that includes the effect of: (a) any transfer payment or buy-out payment that has been received in accordance with the applicable Customer Agreement; (b) Generation Consumer transfers in accordance with the applicable Customer Agreement, with respect to which the transferee of a Generation Consumer's interest in a Generation System fails to meet the transfer requirements, including any credit requirements, as set forth in the Material Project Documents (and for the avoidance of doubt, the FICO score associated with the Generation System will be updated to reflect the transferee as part of such transfer); (c) removal of cash flows associated with Non-Operable Systems and Defaulted Systems; (d) updates (solely on a forward-looking basis) to [***] based on the results of [***] required to be delivered pursuant to [***]; and (e) changes to (i) Manager Subsidiary cash distribution allocations or "Flip Dates" (as defined in the applicable Material Project Documents) as reflected in any "True-Up Models" (as defined in each Subject Fund's applicable Material Project Documents) or updated Tax Equity Models, as applicable, delivered with respect to a Subject Fund or (ii) rent schedules.

"SEC" means the Securities and Exchange Commission or any other similar or successor agency of the Federal government administering the Securities Act.

"Secured Party" means any Agent, and any Lender.

"Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect from time to time.

"Securitization" has the meaning specified therefor in Section 12.07(l).

"Security Agreement" means the Pledge and Security Agreement, in form and substance satisfactory to the Collateral Agent, made by a Loan Party in favor of the Collateral Agent for the benefit of the Secured Parties securing the Obligations.

"Solvent" means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is not less than the total amount of the liabilities of such Person, (b) the present fair salable value of the assets of such Person is not less than the

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amount that will be required to pay the probable liability of such Person on its existing debts as they become absolute and matured, (c) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital.

"SREC" means a solar renewable energy certificate or any other similar credit or certificate issued by a Governmental Authority or pursuant to a program established by, under or in relation to applicable Laws or other directives or policies of a Governmental Authority.

"Stalled Inspected-Only Systems" means Generation Systems that have been installed and have passed all inspections that are required by an Governmental Authority but that have not received permission to operate from the local utility in writing or in such other form as is customarily given by such local utility within [***] days of being installed and passing such inspections.

"Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw‑Hill Companies, Inc. and any successor thereto.

"Subject Fund" means, with respect to each Approved Structure, (i) for each Partnership Flip Structure, the Partnership into which an Investor and Manager Subsidiary invests with respect to such Partnership Flip Structure, (ii) for each Inverted Lease Structure, (x) the limited liability company into which a Manager Subsidiary invests and (y) the limited liability company into which the Investor invests, (iii) for each Modified Inverted Lease Structure, (x) the limited liability company into which an Investor and Manager Subsidiary (for purposes of this definition, "Master Tenant/Lessee") invests and (y) the limited liability company into which the Manager Subsidiary and such Master Tenant/Lessee invests and (iv) for each Other Structure, the legal entity that directly owns the Generation Systems subject to the Other Structure, as agreed by the Administrative Agent and Borrower at the time such Approved Structure is established.

"Subsidiary" means, with respect to any Person at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity (a) the accounts of which would be consolidated with those of such Person in such Person's consolidated financial statements if such financial statements were prepared in accordance with GAAP or (b) of which more than 50% of (i) the outstanding Equity Interests having (in the absence of contingencies) ordinary voting power to elect a majority of the Board of Directors of such Person, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such Person.  References

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to a Subsidiary shall mean a Subsidiary of the Parent unless the context expressly provides otherwise.

"SunEdison Merger Agreement" means the Agreement and Plan of Merger dated as of July 20, 2015, by and between SunEdison, Inc., SEV Merger Sub, Inc. and Vivint Solar, as amended on or prior to the Effective Date and as it may be amended from time to time thereafter.

"Swap Obligation" means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a "swap" within the meaning of section 1a(47) of the Commodity Exchange Act.

"System Information" means the information listed on Schedule 1.01(M), which shall be in form, substance and content reasonably acceptable to the Administrative Agent.

"Tax Equity Model" means for each Subject Fund, the financial model delivered to the Administrative Agent as of the Effective Date or the date such Subject Fund was established, as agreed upon by the respective Investor and Manager Subsidiary with respect to a Subject Fund and as updated in accordance with the terms of the Project Documents and the terms hereof.

"Tax Equity Representations" means the representations set forth on Schedule 1.01(K).

"Tax Equity Structure" means a Partnership Flip Structure, an Inverted Lease Structure, a Modified Inverted Lease Structure or a Repeat Tax Equity Structure.

"Taxes" means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

"Termination Event" means (a) a Reportable Event with respect to any Employee Plan, (b) any event that causes any Loan Party to incur a material liability under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 4971 or 4975 of the Internal Revenue Code, (c) the filing of a notice of intent to terminate an Employee Plan under Section 4041(c) of ERISA or the treatment of an Employee Plan amendment as a termination under Section 4041(c) of ERISA, (d) the institution of proceedings by the PBGC to terminate an Employee Plan, or (e) any other event or condition that could reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Employee Plan.

"Total Commitment" means the sum of the Total Tranche A Term Loan Commitment and the Total Tranche B Term Loan Commitment.

"Total Consolidated Debt" means, at the relevant date, the aggregate outstanding amount of Indebtedness of Parent and its Subsidiaries at that date, minus the sum of all unrestricted cash and Cash Equivalents of Parent and its Subsidiaries at that date.

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"Total Net Asset Value" means, at the relevant date, the sum of (a) the Aggregate  Fund Value at such date, and (b) the Discounted SREC Assets at such date; provided, however, that (1) to the extent any 3rd party independent engineering report provided pursuant to Section 7.01(f) demonstrates that the Assumptions with respect to [***] used in connection with any Advance Model were materially and adversely incorrect, then the Administrative Agent in its reasonable discretion may make adjustments to the Assumptions to reflect the results of such findings, and (2) the Discounted SREC Assets attributable to Unhedged SRECs shall not represent more than [***]% of Total Net Asset Value at such date.

"Total Subsidiary Debt" means, at the relevant date, the aggregate outstanding amount of Indebtedness of all Excluded Subsidiaries at that date, minus the sum of all unrestricted cash and Cash Equivalents of the Excluded Subsidiaries at that date.

"Total Tranche A Term Loan Commitment" means the sum of the amounts of the Tranche A Lenders' Tranche A Term Loan Commitments.

"Total Tranche B Term Loan Commitment" means the sum of the amounts of the Tranche B Lenders' Tranche B Term Loan Commitments.

"Tranche A Lender" means a Lender with a Tranche A Term Loan Commitment.

"Tranche A Term Loan" means a Loan made by the Tranche A Lenders to the Borrower pursuant to Section 2.01(a)(i) and "Tranche A Term Loans" means all of such Loans collectively.

"Tranche A Term Loan Commitment" means, with respect to each Tranche A Lender, the commitment of such Tranche A Lender to make the Tranche A Term Loans to the Borrower in the amount set forth in Schedule 1.01(A) hereto or in the Assignment and Acceptance pursuant to which such Tranche A Term Lender becomes a Tranche A Term Lender under this Agreement, as the same may be terminated or reduced from time to time in accordance with the terms of this Agreement.

"Tranche B Lender" means a Lender with a Tranche B Term Loan Commitment.

"Tranche B Term Loan" means a Loan made by the Tranche B Term Lenders to the Borrower pursuant to Section 2.01(a)(ii), and "Tranche B Term Loans" means all of such Loans collectively.

"Tranche B Term Loan Commitment" means, with respect to each Tranche B Lender, the commitment of such Tranche B Lender to make Tranche B Term Loans to the Borrower in the amount set forth in Schedule 1.01(A) hereto or in the Assignment and Acceptance pursuant to which such Tranche B Term Lender becomes a Tranche B Term Lender under this Agreement, as the same may be terminated or reduced from time to time in accordance with the terms of this Agreement.

"Transferee" has the meaning specified therefor in Section 2.09(a).

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"Treasury Rate" means, as of any prepayment date, the yield to maturity as of such prepayment date of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two Business Days prior to the prepayment date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from the prepayment date to the first anniversary of the Effective Date; provided, however, that if the period from the prepayment date to the first anniversary of the Effective Date is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

"Triggering Event" means, with respect to any Project Subsidiary Indebtedness, (a) an acceleration of the obligations under such Project Subsidiary Indebtedness, (b) an event of default in the payment of any obligations under such Project Subsidiary Indebtedness that has not been waived by the applicable lenders within 30 days of its occurrence, (c) the initiation of secured creditor remedies by the lenders or agent under such Project Subsidiary Indebtedness with respect to any material collateral; or (d) the commencement with respect to any Project  Subsidiary Indebtedness Counterparty obligated on such Project Subsidiary Indebtedness of any bankruptcy or insolvency proceeding.

"UCC Filing Authorization Letter" means a letter duly executed by Parent and the Borrower authorizing the Collateral Agent to file appropriate financing statements on Form UCC-1 without the signature of Parent or Borrower in such office or offices as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by the Security Agreement.

"Unhedged SRECs" means those Solar Renewable Energy Certificates that are projected to be generated by existing systems and do not meet the definition of Hedged SRECs.

"Uniform Commercial Code" or "UCC" has the meaning specified therefor in Section 1.04(b).

"USA PATRIOT Act" means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (PATRIOT) Act of 2001 (Title III of Pub. L. 107-56, Oct. 26, 2001)) as amended by the USA Patriot Improvement and Reauthorization Act of 2005 (Pub. L. 109-177, March 9, 2006) and as the same may have been or may be further renewed, extended, amended, or replaced.

"U.S. Person" means any Person that is a "United States Person" as defined in Section 7701(a)(30) of the Code.

"Vivint Solar" means Vivint Solar, Inc., a Delaware corporation.

"WARN" has the meaning specified therefor in Section 6.01(p).

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"Watched Funds" means (a) any Subject Fund where:

(i)	the applicable Subject Fund or Manager Subsidiary is subject to an event described in Section 9.01.(f) or (g);
(ii)

the guarantor under any guarantee by Vivint Solar or one of its Affiliates issued for the benefit of the Investor in such Subject Fund has failed to pay any tax or other indemnity amounts over $[***] in the aggregate due and owing to the Investor (including amounts owed by any Manager Subsidiary, whether or not such amounts are guaranteed by such guarantor), unless such amounts are being contested by the Manager Subsidiary or the Lessor or Partnership in good faith; provided that such good faith contest exception shall not apply to the extent that Manager Subsidiary cash flows are escrowed pending resolution of such contest; and provided further that neither the applicable Subject Fund nor the Manager Subsidiary shall make any such tax or other indemnity payments out of its respective cash flows;

(iii)

the number of Defaulted Systems equals or exceeds [***]% of the total number of Generation Systems included in such Subject Fund (including, for the avoidance of doubt, any removed Generation Systems);

(iv)

the Manager Subsidiary or any affiliate of the Borrower that is the manager of a Subject Fund is removed or a notice of the removal of the Manager Subsidiary or such affiliate is given and not rescinded or withdrawn within thirty (30) days following the date such notice is given;

(v)	the occurrence of any default under any Material Project Documents that has a Material Adverse Effect; or
(vi)

Eligibility Representations with respect to Generation Systems constituting [***]% or more of the Aggregate Fund Value of the Subject Fund (as reasonably determined by the Administrative Agent with prior written notice to the Borrower) were not true and correct as of any date such Eligibility Representations were made; or

(vii)

in the case of an Inverted Lease Structure, (1) Vivint Solar, Inc. ceases to be obligated under its related guaranty or repudiates its obligations under such guaranty in writing or (2) the Lessor ceases to have a valid, perfected and enforceable security interest in the applicable Customer Agreements, the cash flows therefrom and any account in which such cash flows are first deposited; and

(b)

any Subject Fund meeting such other criteria as may be reasonably determined by the Administrative Agent in consultation with the Lenders and the Borrower in respect of any Subject Funds established after the Effective Date.

"Withholding Agent" means any Loan Party and the Administrative Agent.

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Section 1.02Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation".  The word "will" shall be construed to have the same meaning and effect as the word "shall".  Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any right or interest in or to assets and properties of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

Section 1.03Certain Matters of Construction. References in this Agreement to "determination" by any Agent include good faith estimates by such Agent (in the case of quantitative determinations) and good faith beliefs by such Agent (in the case of qualitative determinations).  A Default or Event of Default shall be deemed to exist at all times during the period commencing on the date that such Default or Event of Default occurs to the date on which such Default or Event of Default is waived in writing in accordance with this Agreement or, in the case of a Default, is cured within any period of cure expressly provided for in this Agreement; and an Event of Default shall "continue" or be "continuing" until such Event of Default has been waived in writing in accordance with this Agreement.  Any Lien referred to in this Agreement or any other Loan Document as having been created in favor of any Agent, any agreement entered into by any Agent pursuant to this Agreement or any other Loan Document, any payment made by or to or funds received by any Agent pursuant to or as contemplated by this Agreement or any other Loan Document, or any act taken or omitted to be taken by any Agent, shall, unless otherwise expressly provided, be created, entered into, made or received, or taken or omitted, for the benefit or account of the Agents and the Lenders. Wherever the phrase "to the knowledge of any Loan Party" or words of similar import relating to the knowledge or the awareness of any Loan Party are used in this Agreement or any other Loan Document, such phrase shall mean and refer to (i) the actual knowledge of a senior officer of any Loan Party or (ii) the knowledge that a senior officer would have obtained if such officer had engaged in good faith and diligent performance of such officer's duties, including the making of such reasonably specific inquiries as may be necessary of the employees or agents of such Loan Party and a good faith attempt to ascertain the existence or accuracy of the matter to which such phrase relates.  All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or otherwise within the limitations of, another covenant shall not avoid the occurrence of a default if such action is taken or condition exists.  In addition, all representations and warranties hereunder shall be given independent effect so that if a particular representation or warranty proves to be incorrect or is breached, the fact that another representation or warranty

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concerning the same or similar subject matter is correct or is not breached will not affect the incorrectness of a breach of a representation or warranty hereunder.

Section 1.04Accounting and Other Terms.

(a)Unless otherwise expressly provided herein, each accounting term used herein shall have the meaning given it under GAAP.  For purposes of determining compliance with the LTV Conditions and any incurrence or expenditure tests set forth in Section 7.01, Section 7.02 and Section 7.03, any amounts so incurred or expended (to the extent incurred or expended in a currency other than Dollars) shall be converted into Dollars on the basis of the exchange rates (as shown on the Bloomberg currency page for such currency or, if the same does not provide such exchange rate, by reference to such other publicly available service for displaying exchange rates as may be reasonably selected by the Agents or, in the event no such service is selected, on such other basis as is reasonably satisfactory to the Agents) as in effect on the date of such incurrence or expenditure under any provision of any such Section that has an aggregate Dollar limitation provided for therein (and to the extent the respective incurrence or expenditure test regulates the aggregate amount outstanding at any time and it is expressed in terms of Dollars, all outstanding amounts originally incurred or spent in currencies other than Dollars shall be converted into Dollars on the basis of the exchange rates (as shown on the Bloomberg currency page for such currency or, if the same does not provide such exchange rate, by reference to such other publicly available service for displaying exchange rates as may be reasonably selected by the Agents or, in the event no such service is selected, on such other basis as is reasonably satisfactory to the Agents) as in effect on the date of any new incurrence or expenditures made under any provision of any such Section that regulates the Dollar amount outstanding at any time).

(b)All terms used in this Agreement which are defined in Article 8 or Article 9 of the Uniform Commercial Code as in effect from time to time in the State of New York (the "Uniform Commercial Code" or the "UCC") and which are not otherwise defined herein shall have the same meanings herein as set forth therein; provided that terms used herein which are defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as any Agent may otherwise determine.

Section 1.05Time References. Unless otherwise indicated herein, all references to time of day refer to Eastern Standard Time or Eastern daylight saving time, as in effect in New York City on such day.  For purposes of the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding"; provided, however, that with respect to a computation of fees or interest payable to any Secured Party, such period shall in any event consist of at least one full day.

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ARTICLE II

THE LOANS

Section 2.01Commitments. (a)  Subject to the terms and conditions and relying upon the representations and warranties herein set forth:

(i)Each Tranche A Lender severally agrees to make a portion of the Tranche A Term Loans to the Borrower on the first Business Day after the Effective Date and on the date not more than 30 days after the Effective Date specified in the applicable Notice of Borrowing, in a principal amount not to exceed such Tranche A Lender's Tranche A Term Loan Commitment; and

(ii)Each Tranche B Lender severally agrees to make a portion of each Tranche B Term Loan to the Borrower at any time during the Availability Period in an amount requested by the Borrower not to exceed such Tranche B Lender's Tranche B Term Loan Commitment.

(b)Notwithstanding the foregoing:

(i)any principal amount of the Loans which is repaid or prepaid may not be reborrowed;

(ii)the aggregate principal amount of the Tranche A Term Loans shall not exceed the Total Tranche A Term Loan Commitment; and

(iii)the aggregate principal amount of the Tranche B Term Loans made during the Availability Period shall not exceed the Total Tranche B Term Loan Commitment then in effect.

Section 2.02Making the Loans. (a) The Borrower shall give the Administrative Agent prior telephonic notice (immediately confirmed in writing, in substantially the form of Exhibit C hereto (a "Notice of Borrowing")), (i) on the Effective Date for a portion of the Tranche A Term Loans specified in the Notice of Borrowing delivered on the Effective Date, (ii) not later than 12:00 noon (New York City time) ten 10 Business Days prior to the proposed date for borrowing of the second drawing of the Tranche A Term Loans provided, that, such borrowing must occur within 30 days after the Effective Date; and (iii) not later than 12:00 noon (New York City time) on the date for each proposed Tranche B Term Loan, not later than the fifteenth (15th) day of the calendar month preceding the month in which the proposed borrowing is to occur (or, for any of the above, such shorter period as the Administrative Agent is willing to accommodate from time to time, but in no event later than 12:00 noon (New York City time) on the borrowing date of the proposed Loan).  Such Notice of Borrowing shall be irrevocable and shall specify (i) the principal amount of the proposed Loan, (ii)  whether the Loan is requested to

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be a Reference Rate Loan or a LIBOR Rate Loan and, in the case of a LIBOR Rate Loan, the initial Interest Period with respect thereto, (iii) the use of the proceeds of such proposed Loan, and (iv) the proposed borrowing date, which must be a Business Day, and, with respect to:  (A) the Tranche A Term Loans, must be on or within 30 days after the Effective Date and (B) a Tranche B Term Loan, must be at least the 5th Business Day of the calendar month following the date of the Notice of Borrowing.  The Administrative Agent shall promptly notify each Lender of such Notice of Borrowing, including the requested date of the proposed Tranche B Term Loan and the amount thereof to be made by such Lender.  Notwithstanding the above, the Borrower cannot request more than two (2) Tranche B Term Loans in any one calendar month or more than three (3) Tranche B Term Loans in the aggregate.  The Administrative Agent and the Lenders may act without liability upon the basis of written, telecopied or telephonic notice believed by the Administrative Agent in good faith to be from the Borrower (or from any Authorized Officer thereof designated in writing purportedly from the Borrower to the Administrative Agent).  The Borrower hereby waives the right to dispute the Administrative Agent's record of the terms of any such telephonic Notice of Borrowing.  The Administrative Agent and each Lender shall be entitled to rely conclusively on any Authorized Officer's authority to request a Loan on behalf of the Borrower until the Administrative Agent receives written notice to the contrary.  The Administrative Agent and the Lenders shall have no duty to verify the authenticity of the signature appearing on any written Notice of Borrowing.

(b)Each Notice of Borrowing pursuant to this Section 2.02 shall be irrevocable and the Borrower shall be bound to make a borrowing in accordance therewith.  Each Loan shall be made in a minimum amount of $25,000,000 and shall be in an integral multiple of $1,000,000 in excess thereof.

(c)Except as otherwise provided in this Section 2.02(c), all Loans under this Agreement shall be made by the Lenders simultaneously and proportionately to their Pro Rata Shares of the Commitment for the applicable Class, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender's obligations to make a Loan requested hereunder, nor shall the Commitment of any Lender be increased or decreased as a result of the default by any other Lender in that other Lender's obligation to make a Loan requested hereunder, and each Lender shall be obligated to make the Loans required to be made by it by the terms of this Agreement regardless of the failure by any other Lender.

Section 2.03Repayment of Loans; Evidence of Debt. (a) The Borrower agrees to repay to the Administrative Agent for the ratable account of the Lenders (i) on the last Business Day of each January, April, July, and October, commencing on July 29, 2016, an aggregate amount equal to 0.25% of the aggregate original principal amount of the Loans of each Class that have been drawn on or prior to such payment.  The remaining outstanding principal of all Loans shall be due and payable on the Final Maturity Date or, if earlier, on the date on which they are declared due and payable pursuant to the terms of this Agreement.

(b)Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

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(c)The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

(d)The entries made in the accounts maintained pursuant to Section 2.03(b) or Section 2.03(c) shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that (i) the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement and (ii) in the event of any conflict between the entries made in the accounts maintained pursuant to Section 2.03(b) and the accounts maintained pursuant to Section 2.03(c), the accounts maintained pursuant to Section 2.03(c) shall govern and control.

(e)Any Lender may request that Loans made by it be evidenced by a promissory note.  In such event, the Borrower shall execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) in a form furnished by the Collateral Agent and reasonably acceptable to the Borrower.  Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 12.07) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

Section 2.04Interest.

(a)[Reserved]

(b)Loans.Subject to the terms of this Agreement, at the option of the Borrower, the Loans or any portion thereof shall be either a Reference Rate Loan or a LIBOR Rate Loan.  Each portion of the Loans that is a Reference Rate Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of the Loans until repaid, at a rate per annum equal to the Reference Rate plus the Applicable Margin.  Each portion of the Loans that is a LIBOR Rate Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of the Loans until repaid, at a rate per annum equal to the LIBOR Rate for the Interest Period in effect for the Loans (or such portion thereof) plus the Applicable Margin.

(c)Default Interest.  To the extent permitted by law and notwithstanding anything to the contrary in this Section, upon the occurrence and during the continuance of an Event of Default, at the election of the Collateral Agent, the principal of, and all accrued and unpaid interest on, all Loans, fees, indemnities or any other Obligations of the Loan Parties under this Agreement and the other Loan Documents, shall bear interest, from the date such Event of Default occurred until the date such Event of Default is cured or waived in writing in accordance herewith, at a rate per annum equal at all times to the Post-Default Rate.

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(d)Interest Payment.  Interest on each Loan shall be payable quarterly, in arrears, on the last Business Day of each January, April, July, and October, commencing on the last Business Day of the quarter following the quarter in which such Loan is made and at maturity (whether upon demand, by acceleration or otherwise).  Interest at the Post-Default Rate shall be payable on demand.  The Borrower hereby authorizes the Administrative Agent to, and the Administrative Agent may, from time to time, charge the Loan Account pursuant to Section 4.01 with the amount of any interest payment due hereunder.

(e)Debt Service Reserve.  On the Effective Date, the Borrower shall establish the Debt Service Reserve Account and shall deposit therein from the proceeds of the initial drawing of the Tranche A Term Loans the initial amount of $1,329,231.25.  At all times thereafter until the Total Commitments shall have been reduced to zero or terminated and all Obligations (other than Contingent Indemnity Obligations) shall have been paid in full in cash, the Borrower shall deposit such additional amounts in the Debt Service Reserve Account as shall be necessary to maintain a balance therein equal to (i) interest accruing on the Loans for the succeeding six months at the highest interest rate then in effect hereunder, plus (ii) scheduled principal payments of the Loans for the next succeeding six months, plus (iii) the undrawn commitment fee under Section 2.06(c) for the succeeding six months based upon the then undrawn amount of the Total Commitment.  If any accrued interest on the Loans or undrawn commitment fee under Section 2.06(c) is not paid in full on the due date thereof, the Administrative Agent may, but shall not be obligated to, withdraw the unpaid amount thereof from the Debt Service Reserve Account and apply such withdrawal to the payment of such interest and fee.

(f)General.All interest and fees shall be computed on the basis of a year of 360 days for the actual number of days, including the first day but excluding the last day, elapsed.

Section 2.05Reduction of Commitment; Prepayment of Loans.

(a)Reduction of Commitments.

(i)Tranche B Term Loan Commitments – Automatic Reductions.  The Total Tranche B Term Loan Commitment shall automatically and permanently be reduced by the amount of each Drawing of a Tranche B Term Loan.  On December 31, 2016, if the Total Tranche B Term Loan Commitment prior to giving effect to this sentence exceeds $62,500,000, then on such date the Total Tranche B Term Loan Commitment shall automatically and permanently be reduced to $62,500,000.  The Total Tranche B Term Loan Commitment shall be reduced to zero and terminate on the earlier of (A) the expiration of the Availability Period (after giving effect to any funding of any Tranche B Term Loan on such date) and (B) the Initial Maturity Date if no drawing of the Tranche B Term Loans has been made on or prior to such date.

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(ii)Tranche B Term Loan Commitments – Reductions at Borrower's Option.  The Borrower may, upon irrevocable notice from Borrower to the Administrative Agent, terminate the Total Tranche B Term Loan Commitment or from time to time permanently reduce the Tranche B Term Loan Commitments; provided that (i) any such notice shall be received by the Administrative Agent not later than 12:00 p.m. three Business Days prior to the date of termination or reduction and (ii) any such partial reduction shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof.

(iii)Tranche A Term Loan Commitment.  The Total Tranche A Term Loan Commitment shall terminate upon the earlier of the making of the full amount of the Tranche A Term Loans and 5:00 p.m. (New York City time) 30 days after the Effective Date.

(b)Optional Prepayment.

(i)Loans.  The Borrower may, at any time and from time to time prior to the initial drawing of the Tranche B Term Loans, upon at least 5 Business Days' prior written notice to the Administrative Agent, prepay the principal of the Loans, in whole or in part without premium or penalty.  If the initial drawing of the Tranche B Term Loans occurs, then (A) the Borrower may not prepay the principal of the Loans on or prior to the second anniversary of the Effective Date and (B) after the second anniversary of the Effective Date, subject to Section 2.06(c), the Borrower may, at any time and from time to time, upon at least 5 Business Days' prior written notice to the Administrative Agent, prepay the principal of the Loans, in whole or in part.  Each prepayment made pursuant to this Section 2.05(b)(i) shall be in a minimum amount of at least $5,000,000, or any integral multiple of $1,000,000 in excess thereof.  If the Borrower has sent a notice pursuant to this Section 2.05(b)(ii) for the prepayment in whole of the then outstanding principal balance of the Loans, then the Lenders' obligations to make further Tranche B Term Loans shall terminate upon the sending of such notice.

(c)Mandatory Prepayment.

(i)Commencing on July 8, 2016, and on the fifth (5th) Business Day of each month thereafter prior to the earlier of the Initial Maturity Date and the initial drawing of the Tranche B Term Loans, the Borrower shall prepay the principal amount of the Loans in accordance with Section 2.05(d) in amount equal to 100% of the Excess Cash for the immediately preceding month.

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(ii)On and after the initial drawing of the Tranche B Term Loans:

(A)if the Consolidated LTV on the last day of any fiscal quarter is greater than 0.75 to 1.00, then on the fifth (5th) Business Day after the end of such quarter, and on the fifth (5th) Business Day each month thereafter, the Borrower shall prepay the principal amount of the Loans in accordance with Section 2.05(d) in an amount equal to 100% of Excess Cash for the immediately preceding month until Consolidated LTV is equal to or less than 75%; and

(B)if the Project Subsidiary LTV on the last day of any fiscal quarter is greater than 0.65 to 1.00, then on the fifth (5th) Business Day after the end of such quarter, and on the fifth (5th) Business Day of each month thereafter, the Borrower shall prepay the principal amount of the Loans in accordance with Section 2.05(d) in an amount equal to 100% of Excess Cash for the immediately preceding month until Project Subsidiary LTV is equal to or less than 65%;

(iii)upon any Disposition (excluding Dispositions which qualify as Permitted Dispositions under clause (a) of the definition of Permitted Disposition) by any Loan Party or its Subsidiaries, the Borrower shall immediately prepay the outstanding principal amount of the Loans in accordance with Section 2.05(d) an amount equal to 100% of the Net Cash Proceeds received by such Person in connection with such Disposition.  Nothing contained in this Section 2.05(c)(iii) shall permit any Loan Party or any of its Subsidiaries to make a Disposition of any property other than in accordance with Section 7.02(c)(ii)

(iv)Upon (A) the incurrence by any Loan Party or any of its Subsidiaries of any Indebtedness (other than Permitted Indebtedness), the Borrower shall prepay the outstanding principal amount of the Loans in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection therewith in accordance with Section 2.05(d). The provisions of this Section 2.05(c)(iv) shall not be deemed to be implied consent to any such issuance, incurrence or sale otherwise prohibited by the terms and conditions of this Agreement.

(v)Upon the receipt by any Loan Party or any of its Subsidiaries of any Extraordinary Receipts, the Borrower shall prepay the outstanding principal of the Loans in accordance with Section 2.05(d) in an amount equal to 100% of the Net Cash Proceeds received by such Person.

(vi)After the expiration or termination of the Availability Period, if (A) the Consolidated LTV is greater than 65%

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and (B) Vivint Solar and its Subsidiaries cease to transfer Generation Systems to the Excluded Subsidiaries for more than 90 consecutive days (the "Suspension Period"), then on the fifth (5th) Business Day of the month immediately following the month in which such 90th day occurred, and on the fifth (5th) Business Day of each month thereafter, the Borrower shall prepay the principal amount of the Loans in accordance with Section 2.05(d) in an amount equal to 100% of the Excess Cash for the immediately preceding month, until Vivint Solar and its Subsidiaries have originated Generation Systems in, or transferred Generation Systems to, the Excluded Subsidiaries for two (2) consecutive fiscal quarters having an aggregate installed capacity in each such quarter of at least 50% of the aggregate average quarterly installed capacity for Generation Systems originated or transferred for the four fiscal quarters most recently ended prior to the Suspension Period.

(vii)The Borrower shall prepay the entire outstanding principal balance of the Loans in accordance with Section 2.05(d) concurrently with any Change of Control that occurs on or prior to the initial drawing of the Tranche B Term Loans.

(viii)If any Change of Control occurs after the initial drawing of the Tranche B Term Loans, then each Lender shall have the right to require the Borrower to prepay all or any part of such Lender's Loans in an amount equal to (A) 103% of the principal amount thereof if such Change of Control occurs on or prior to the third anniversary of the Effective Date or (B) 101% of the principal amount thereof if such Change of Control occurs after the third anniversary of the Effective Date, plus accrued and unpaid interest, if any, to the date of prepayment.  The Borrower shall deliver written notice of such Change of Control to the Administrative Agent not later than ten (10) Business Days prior to the occurrence of such Change of Control, stating the circumstances and relevant facts and financial information regarding such Change of Control and offering to prepay the Loans of each Lender in the amount specified above on the date the Change of Control occurs.  On such date that the Change of Control occurs, the Borrower shall be obligated to prepay, in accordance with this Section 2.05(c)(viii) and Section 2.05(d), the Loans of each Lender that has delivered a written acceptance of the offer of prepayment not later than two (2) Business Days prior to the date the Change of Control occurs.

(ix)The Borrower shall give written notice to the Administrative Agent not less than one (1) Business Day prior to any prepayment pursuant to this Section 2.05(c).

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(d)Application of Payments.  Each prepayment pursuant to subsection  (c) above shall be applied on a pro rata basis to the Tranche A Term Loans and the Tranche B Term Loans, until paid in full.  Notwithstanding the foregoing, after the occurrence and during the continuance of an Event of Default, if the Administrative Agent has elected, or has been directed by the Collateral Agent or the Required Lenders, to apply payments in respect of any Obligations in accordance with Section 4.03(b), prepayments required under Section 2.05(c) shall be applied in the manner set forth in Section 4.03(b).

(e)Interest and Fees.  Any prepayment made pursuant to this Section 2.05 shall be accompanied by (i) accrued interest on the principal amount being prepaid to the date of prepayment, (ii) any Funding Losses payable pursuant to Section 2.08, and (iii) the Applicable Prepayment Premium, if any, payable in connection with such prepayment of the Loans to the extent required under Section 2.06(d).

Section 2.06Fees.

(a)[Reserved]

(b)[Reserved]

(c)Undrawn Commitment Fee.  The Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Pro Rata Share, an undrawn commitment fee equal to 0.50% multiplied by the average daily amount of the Total Tranche A Term Loan Commitment and the Total Tranche B Term Loan Commitment.  The commitment fee shall accrue at all times on and after March 30, 2016 until the expiration of the Availability Period, including at any time during which one or more of the conditions in Article V is not met, and shall be due and payable quarterly in arrears on the last Business Day of each January, April, July and October, commencing July 29, 2016, and on the last day of the Availability Period.

(d)Applicable Prepayment Premium.  In the event of (i) an optional prepayment of the Loans permitted pursuant to Section 2.05(b)(i) after the second anniversary of the Effective Date and on or prior to the third anniversary of the Effective Date, (ii) a mandatory prepayment of the Loans pursuant to Section 2.05(c) (other than any mandatory prepayments in connection with the receipt of Extraordinary Receipts consisting of insurance proceeds or condemnation awards or a Change of Control offer pursuant to Section 2.05(c)(viii)) at any time prior to the third anniversary of the Effective Date, or (iii) any payment of the Loans required in connection with the termination of this Agreement or acceleration of the Obligations following any Event of Default, at any time prior to the third anniversary of the Effective Date, for any reason, including (A) termination of this Agreement upon the election of the Required Lenders after the occurrence and during the continuation of an Event of Default (or, in the case of the occurrence of any Event of Default described in Section 9.01(f) or Section 9.01(g), automatically upon the occurrence thereof), (B) foreclosure and sale of Collateral, (C) sale of Collateral in any Insolvency Proceeding, or (D) restructure, reorganization, or compromise of the Obligations by the confirmation of a plan of reorganization or any other plan of compromise, restructure, or arrangement in any Insolvency Proceeding, then, in view of the impracticability and extreme difficulty of ascertaining the actual amount of damages to the Agents and the Lenders or profits

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lost by the Agents and the Lenders as a result of such early termination, and by mutual agreement of the parties as to a reasonable estimation and calculation of the lost profits or damages of the Agents and the Lenders, the Borrower shall pay to the Administrative Agent, for the account of the Lenders in accordance with a written agreement among the Agents and the Lenders, the Applicable Prepayment Premium with respect to Obligations as of the date of such termination.

(e)Audit and Collateral Monitoring Fees. The Borrower acknowledges that pursuant to Section 7.01(f), representatives of the Agents may visit any or all of the Loan Parties and/or conduct inspections, audits, physical counts, valuations, appraisals, environmental site assessments and/or examinations of any or all of the Loan Parties at any time and from time to time.  The Borrower agrees to pay (i) all reasonable expenses and out-of-pocket costs incurred in connection with all such visits, inspections, audits, physical counts, valuations, appraisals, environmental site assessments and/or examinations and (ii) the cost of all visits, inspections, audits, physical counts, valuations, appraisals, environmental site assessments and/or examinations conducted by a third party on behalf of the Agents; provided that, so long as no Event of Default shall have occurred and be continuing, the Borrower shall not be obligated to reimburse the Agents for more than two (2) Audits during any calendar year .

(f)Fee Letter. As and when due and payable under the terms of the Fee Letter, the Borrower shall pay the fees set forth in the Fee Letter.

Section 2.07LIBOR Rate.

(a)So long as no Default or Event of Default has occurred and is continuing, interest on all of the Loans shall be charged at a rate of interest based upon the LIBOR Rate.  Unless the borrowing date of a Loan is the first Business Day of January, April, July or October, the initial Interest Period for a Loan shall be the period ending on the next succeeding of such dates, and each Interest Period for such Loan shall thereafter be three months.

(b)Interest on LIBOR Rate Loans shall be payable in accordance with Section 2.04(d).  At any time that a Default or an Event of Default has occurred and is continuing, the Administrative Agent shall have the right to convert the interest rate on all outstanding LIBOR Rate Loans to the rate of interest then applicable to Reference Rate Loans of the same type hereunder on the last day of the then current Interest Period.

(c)In the event that LIBOR Rate Loans are prepaid on any date that is not the last day of the Interest Period applicable thereto, including as a result of any mandatory prepayment pursuant to Section 2.05(c) or any application of payments or proceeds of Collateral in accordance with Section 4.03 or Section 4.04 or for any other reason, including early termination of the term of this Agreement or acceleration of all or any portion of the Obligations pursuant to the terms hereof, the Borrower shall indemnify, defend, and hold the Agents and the Lenders and their participants harmless against any and all Funding Losses in accordance with Section 2.08.

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(d)Anything to the contrary contained herein notwithstanding, neither any Agent nor any Lender, nor any of their participants, is required actually to acquire eurodollar deposits to fund or otherwise match fund any Obligation as to which interest accrues at the LIBOR Rate.  The provisions of this Article II shall apply as if each Lender or its participants had match funded any Obligation as to which interest is accruing at the LIBOR Rate by acquiring eurodollar deposits for each Interest Period in the amount of the LIBOR Rate Loans.

Section 2.08Funding Losses. In connection with each LIBOR Rate Loan, the Borrower shall indemnify, defend, and hold the Agents and the Lenders harmless against any loss, cost, or expense incurred by any Agent or any Lender as a result of (a) the payment of any principal of any LIBOR Rate Loan other than on the last day of an Interest Period applicable thereto (including as a result of a Default or an Event of Default or any mandatory prepayment required pursuant to Section 2.05(c)), (b) the conversion of any LIBOR Rate Loan other than on the last day of the Interest Period applicable thereto (including as a result of a Default or an Event of Default), or (c) the failure to borrow, convert, continue or prepay any LIBOR Rate Loan on the date specified in any Notice of Borrowing or LIBOR Notice delivered pursuant hereto (such losses, costs, and expenses, collectively, "Funding Losses").  Funding Losses shall, with respect to any Agent or any Lender, be deemed to equal the amount reasonably determined by such Agent or such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such LIBOR Rate Loan had such event not occurred, at the LIBOR Rate that would have been applicable thereto, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period therefor), minus (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate which such Agent or such Lender would be offered were it to be offered, at the commencement of such period, Dollar deposits of a comparable amount and period in the London interbank market.  A certificate of an Agent or a Lender delivered to the Borrower setting forth any amount or amounts that such Agent or such Lender is entitled to receive pursuant to this Section 2.08 shall be conclusive absent manifest error.

Section 2.09Taxes. (a)  Any and all payments by or on account of any Loan Party hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all Taxes, except as required by applicable law.  If any Loan Party shall be required to deduct any Taxes from or in respect of any sum payable hereunder to any Secured Party (or any transferee or assignee thereof, including a participation holder (any such entity, a "Transferee")), (i) the applicable Withholding Agent shall make such deductions and (ii) the applicable Withholding Agent shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law and (iii) if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased by the amount (an "Additional Amount") necessary such that after making all required deductions (including deductions applicable to additions sums payable under this Section 2.09) such Secured Party (or such Transferee) receives the amount equal to the sum it would have received had no such deductions been made.

(b)In addition, each Loan Party agrees to pay to the relevant Governmental Authority in accordance with applicable law any Other Taxes.  Each Loan Party shall deliver to

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each Secured Party official receipts in respect of any Taxes or Other Taxes payable hereunder promptly after payment of such Taxes or Other Taxes.

(c)The Loan Parties hereby jointly and severally indemnify and agree to hold each Secured Party harmless from and against Taxes and Other Taxes (including, without limitation, Taxes and Other Taxes imposed on any amounts payable under this Section 2.09) paid by such Person, whether or not such Taxes or Other Taxes were correctly or legally asserted.  Such indemnification shall be paid within 10 days from the date on which any such Person makes written demand therefore specifying in reasonable detail the nature and amount of such Taxes or Other Taxes.

(d)Each Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Loan Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax.  Each Lender (or Transferee) that is not a U.S. Person (a "Non-U.S. Lender") agrees that it shall, no later than the Effective Date (or, in the case of a Lender which becomes a party hereto pursuant to Section 12.07 hereof after the Effective Date, promptly after the date upon which such Lender becomes a party hereto) deliver to the Agents one properly completed and duly executed copy of either U.S. Internal Revenue Service Form W-8BEN, W-8ECI or W-8IMY or any subsequent versions thereof or successors thereto, in each case claiming complete exemption from, or reduced rate of, U.S. Federal withholding tax on payments of interest hereunder.  In addition, in the case of a Non-U.S. Lender claiming exemption from U.S. Federal withholding tax under Section 871(h) or 881(c) of the Internal Revenue Code, such Non-U.S. Lender hereby represents to the Agents and the Borrower that such Non-U.S. Lender is not a bank for purposes of Section 881(c) of the Internal Revenue Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code) of the Parent and is not a controlled foreign corporation related to the Parent (within the meaning of Section 864(d)(4) of the Internal Revenue Code), and such Non-U.S. Lender agrees that it shall promptly notify the Agents in the event any such representation is no longer accurate.  Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of a Transferee that is a participation holder, on or before the date such participation holder becomes a Transferee hereunder) and on or before the date, if any, such Non-U.S. Lender changes its applicable lending office by designating a different lending office (a "New Lending Office").  In addition, such Lender (or Transferee) or Agent shall deliver such forms within 20 days after receipt of a written request therefor from  any Agent, the assigning Lender or the Lender granting a participation, as applicable.  Notwithstanding any other provision of this Section 2.09, a Non-U.S. Lender shall not be required to deliver any form pursuant to this Section 2.09(d) that such Non-U.S. Lender is not legally able to deliver.

(e)Any Secured Party (or Transferee) claiming any indemnity payment or additional payment amounts payable pursuant to this Section 2.09 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document reasonably requested in writing by the Borrower or to change the jurisdiction of its applicable lending office if the making of such a filing or change would avoid the need for or reduce the amount of any

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such indemnity payment or additional amount that may thereafter accrue, would not require such Secured Party (or Transferee) to disclose any information such Secured Party (or Transferee) deems confidential and would not, in the sole determination of such Secured Party (or Transferee), be otherwise disadvantageous to such Secured Party (or Transferee).

(f)If any Secured Party (or a Transferee) shall become aware that it is entitled to claim a refund from a Governmental Authority in respect of Taxes or Other Taxes with respect to which any Loan Party has made an indemnity payment or paid additional amounts, pursuant to this Section 2.09, it shall promptly notify the Borrower of the availability of such refund claim and shall, within 30 days after receipt of a request by the Borrower, make a claim to such Governmental Authority for such refund at the Loan Parties' expense.  If any Secured Party (or a Transferee) receives a refund (including pursuant to a claim for refund made pursuant to the preceding sentence) in respect of any Taxes or Other Taxes with respect to which any Loan Party has made an Indemnity payment or paid additional amounts pursuant to this Section 2.09, it shall within 30 days from the date of such receipt pay over such refund to the Borrower, net of all out‑of‑pocket expenses of such Secured Party (or Transferee).

(g)If a payment made to a Lender (or Transferee) or any Agent under any Loan Document would be subject to U.S. Federal withholding tax imposed by FATCA if such Lender (or Transferee) or Agent were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender (or Transferee) or Agent shall deliver to the Borrower and the Agents at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Agents such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Borrower or the Agents as may be necessary for the Borrower and the Agents to comply with their obligations under FATCA and to determine that such Lender (or Transferee) or Agent has complied with its obligations under FATCA or to determine the amount to deduct and withhold from such payment.  Solely for purposes of this clause (g), "FATCA" shall include any amendments made to FATCA after the date of this Agreement.  Any forms, certifications or other documentation under this clause (g) shall be delivered by each Lender (or Transferee) and each Agent.

(h)The obligations of the Loan Parties under this Section 2.09 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

Section 2.10Increased Costs and Reduced Return. (a) If any Secured Party shall have determined that any Change in Law shall (i) subject such Secured Party, or any Person controlling such Secured Party to any tax, duty or other charge with respect to this Agreement or any Loan made by such Agent or such Lender, or change the basis of taxation of payments to such Secured Party or any Person controlling such Secured Party of any amounts payable hereunder (except for taxes on the overall net income of such Secured Party or any Person controlling such Secured Party), (ii) impose, modify or deem applicable any reserve, special deposit or similar requirement against any Loan or against assets of or held by, or deposits with or for the account of, or credit extended by, such Secured Party or any Person controlling such

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Secured Party or (iii) impose on such Secured Party or any Person controlling such Secured Party any other condition regarding this Agreement or any Loan, and the result of any event referred to in clauses (i), (ii) or (iii) above shall be to increase the cost to such Secured Party of making any Loan, or agreeing to make any Loan or to reduce any amount received or receivable by such Secured Party hereunder, then, upon demand by such Secured Party, the Borrower shall pay to such Secured Party such additional amounts as will compensate such Secured Party for such increased costs or reductions in amount.

(b)If any Secured Party shall have determined that any Change in Law either (i) affects or would affect the amount of capital required or expected to be maintained by such Secured Party or any Person controlling such Secured Party, and such Secured Party determines that the amount of such capital is increased as a direct or indirect consequence of any Loans made or maintained, such Secured Party's or such other controlling Person's other obligations hereunder, or (ii) has or would have the effect of reducing the rate of return on such Secured Party's such other controlling Person's capital to a level below that which such Secured Party or such controlling Person could have achieved but for such circumstances as a consequence of any Loans made or maintained, or any agreement to make Loans, or such Secured Party's or such other controlling Person's other obligations hereunder (in each case, taking into consideration, such Secured Party's or such other controlling Person's policies with respect to capital adequacy), then, upon demand by such Secured Party, the Borrower shall pay to such Secured Party from time to time such additional amounts as will compensate such Secured Party for such cost of maintaining such increased capital or such reduction in the rate of return on such Secured Party's or such other controlling Person's capital.

(c)All amounts payable under this Section 2.10 shall bear interest from the date that is 10 days after the date of demand by any Secured Party until payment in full to such Secured Party at the Reference Rate.  A certificate of such Secured Party claiming compensation under this Section 2.10, specifying the event herein above described and the nature of such event shall be submitted by such Secured Party to the Borrower, setting forth the additional amount due and an explanation of the calculation thereof, and such Secured Party's reasons for invoking the provisions of this Section 2.10, and shall be final and conclusive absent manifest error.

(d)Failure or delay on the part of any Lender to demand compensation pursuant to the foregoing provisions of this Section 2.10 shall not constitute a waiver of such Lender's right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to the foregoing provisions of this Section 2.10 for any increased costs incurred or reductions suffered more than six months prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof).

(e)The obligations of the Loan Parties under this Section 2.10 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

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Section 2.11Changes in Law; Impracticability or Illegality.

(a)The LIBOR Rate may be adjusted by the Administrative Agent with respect to any Lender on a prospective basis to take into account any additional or increased costs to such Lender of maintaining or obtaining any eurodollar deposits or increased costs due to changes in applicable law occurring subsequent to the commencement of the then applicable Interest Period, including changes in tax laws (except changes of general applicability in corporate income tax laws) and changes in the reserve requirements imposed by the Board of Governors of the Federal Reserve System (or any successor), excluding the Reserve Percentage, which additional or increased costs would increase the cost of funding loans bearing interest at the LIBOR Rate.  In any such event, the affected Lender shall give the Borrower and the Administrative Agent notice of such a determination and adjustment and the Administrative Agent promptly shall transmit the notice to each other Lender and, upon its receipt of the notice from the affected Lender, the Borrower may, by notice to such affected Lender (i) require such Lender to furnish to the Borrower a statement setting forth the basis for adjusting such LIBOR Rate and the method for determining the amount of such adjustment, or (ii) repay the LIBOR Rate Loans with respect to which such adjustment is made (together with any amounts due under Section 2.09).

(b)In the event that any change in market conditions or any law, regulation, treaty, or directive, or any change therein or in the interpretation of application thereof, shall at any time after the date hereof, in the reasonable opinion of any Lender, make it unlawful or impractical for such Lender to fund or maintain LIBOR Rate Loans or to continue such funding or maintaining, or to determine or charge interest rates at the LIBOR Rate, such Lender shall give notice of such changed circumstances to the Borrower and the Administrative Agent, and the Administrative Agent promptly shall transmit the notice to each other Lender and (i) in the case of any LIBOR Rate Loans of such Lender that are outstanding, the date specified in such Lender's notice shall be deemed to be the last day of the Interest Period of such LIBOR Rate Loans, and interest upon the LIBOR Rate Loans of such Lender thereafter shall accrue interest at the rate then applicable to Reference Rate Loans of the same type hereunder, and (ii) each Loan thereafter funded by such Lender shall be a Reference Rate Loan until such Lender determines that it would no longer be unlawful or impractical for it to fund or maintain LIBOR Rate Loans.

(c)The obligations of the Loan Parties under this Section 2.11 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

ARTICLE III

AGENT ADVANCE TO REPAY PROJECT SUBSIDIARY INDEBTEDNESS

Section 3.01Collateral Agent Advance Upon Triggering Event. If a Triggering Event shall occur, then within 60 days after such occurrence, the Collateral Agent may make a Collateral Agent Advance in its sole discretion to repay in full all obligations (including principal, accrued interest and prepayment premium or penalty) of the applicable Project Subsidiary Indebtedness Counterparties with respect to the affected Project Subsidiary

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Indebtedness.  The Collateral Agent may disburse the proceeds of such Collateral Agent Advance directly to the lenders with respect to such Project Subsidiary Indebtedness in accordance with the prepayment terms and conditions thereof.  Such Collateral Agent Advance shall (a) bear interest at the rate that was applicable to the Project Subsidiary Indebtedness at the date of such prepayment, including any applicable default rate, and (b) be due and payable on the terms that were applicable at the date of prepayment (including after giving effect to any acceleration of the principal thereof) as if such prepayment had not occurred.  Each Loan Party expressly consents to such Collateral Agent Advance and to the terms and conditions set for the in this Article III and agrees to enter into such amendments to the Loan Documents and such additional Loan Documents as the Agents shall request in their reasonable discretion to (a) incorporate the reporting and collateral maintenance and protection provisions included in the documents for the applicable Project Subsidiary Indebtedness with respect to the assets that secured such Project Subsidiary Indebtedness and (b) grant to the Collateral Agent for itself and the benefit of the Lenders, and perfect and maintain, a security interest in all of the property that secured or purported to secure the Project Subsidiary Indebtedness immediately prior to such prepayment.

ARTICLE IV

APPLICATION OF PAYMENTS; DEFAULTING LENDERS;
JOINT AND SEVERAL LIABILITY OF BORROWERS

Section 4.01Payments; Computations and Statements. (a) The Borrower will make each payment under this Agreement not later than 12:00 noon (New York City time) on the day when due, in lawful money of the United States of America and in immediately available funds, to the Administrative Agent's Account.  All payments received by the Administrative Agent after 12:00 noon (New York City time) on any Business Day will be credited to the Loan Account on the next succeeding Business Day.  All payments shall be made by the Borrower without set-off, counterclaim, recoupment, deduction or other defense to the Agents and the Lenders.  Except as provided in Section 2.02, within one (1) Business Day after receipt, the Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal ratably to the Lenders in accordance with their Pro Rata Shares and like funds relating to the payment of any other amount payable to any Lender to such Lender, in each case to be applied in accordance with the terms of this Agreement.  The Lenders and the Borrower hereby authorize the Administrative Agent to, and the Administrative Agent may, from time to time, charge the Loan Account of the Borrower with any amount due and payable by the Borrower under any Loan Document.  Each of the Lenders and the Borrower agrees that the Administrative Agent shall have the right to make such charges whether or not any Default or Event of Default shall have occurred and be continuing or whether any of the conditions precedent in Section 5.02 have been satisfied.  Any amount charged to the Loan Account of the Borrower shall be deemed an Obligation hereunder.  Whenever any payment to be made under any such Loan Document shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.  All computations of fees shall be made by the Administrative Agent on the basis of a year of 360 days for the actual number of days elapsed.  Each determination by the Administrative

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Agent of an interest rate or fees hereunder shall be conclusive and binding for all purposes in the absence of manifest error.

(b)The Administrative Agent shall provide the Borrower, concurrently with the end of each calendar month, a summary statement (in the form from time to time used by the Administrative Agent) of the opening and closing daily balances in the Loan Account of the Borrower during such month, the amounts and dates of all Loans made to the Borrower during such month, the amounts and dates of all payments on account of the Loans to the Borrower during such month and the Loans to which such payments were applied, the amount of interest accrued on the Loans to the Borrower during such month, and the amount and nature of any charges to the Loan Account made during such month on account of fees, commissions, expenses and other Obligations.  All entries on any such statement shall be presumed to be correct and, 30 days after the same is sent by the Administrative Agent to the Borrower, shall be final and conclusive absent manifest error.

Section 4.02Sharing of Payments. Except as provided in Section 2.02 hereof, if any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of any Obligation in excess of its ratable share of payments on account of similar obligations obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in such similar obligations held by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that (a) if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and each Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid by the purchasing Lender in respect of the total amount so recovered and (b) the provisions of this Section shall not be construed to apply to (i) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), or (ii) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans, other than to any Loan Party or any Subsidiary thereof (as to which the provisions of this Section shall apply).  The Borrower agree that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all of its rights (including the Lender's right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

Section 4.03Apportionment of Payments. Subject to Section 2.02 hereof:

(a)All payments of principal and interest in respect of outstanding Loans, all payments of fees (other than the fees set forth in Section 2.06 hereof) and all other payments in respect of any other Obligations, shall be allocated by the Administrative Agent among such of the Lenders as are entitled thereto, in proportion to their respective Pro Rata Shares or otherwise as provided herein or, in respect of payments not made on account of Loans, as designated by the Person making payment when the payment is made.

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(b)After the occurrence and during the continuance of an Event of Default, the Administrative Agent shall apply all payments in respect of any Obligations, including without limitation, all proceeds of the Collateral, subject to the provisions of this Agreement, (i) first, ratably to pay the Obligations in respect of any fees, expense reimbursements, indemnities and other amounts then due and payable to the Agents until paid in full; (ii) second, to pay interest then due and payable in respect of the Collateral Agent Advances until paid in full; (iii) third, to pay principal of the Collateral Agent Advances until paid in full; (iv) fourth, ratably to pay the Obligations in respect of any fees (other than any Applicable Prepayment Premium), expense reimbursements, indemnities and other amounts then due and payable to the Lenders until paid in full; (v) fifth, ratably to pay interest then due and payable in respect of the Loans until paid in full; (vi) sixth, ratably to pay principal of the Loans until paid in full; (vii) seventh, ratably to pay the Obligations in respect of any Applicable Prepayment Premium then due and payable to the Lenders until paid in full; and (viii) eighth, ratably to pay all other Obligations then due and payable until paid in full.

(c)For purposes of Section 4.03(b) (other than clause (viii) thereof), "paid in full" means payment in cash of all amounts owing under the Loan Documents according to the terms thereof, including loan fees, service fees, professional fees, interest (and specifically including interest accrued after the commencement of any Insolvency Proceeding), default interest, interest on interest, and expense reimbursements, whether or not same would be or is allowed or disallowed in whole or in part in any Insolvency Proceeding, except to the extent that default or overdue interest (but not any other interest) and loan fees, each arising from or related to a default, are disallowed in any Insolvency Proceeding; provided, however, that for the purposes of clause (viii), "paid in full" means payment in cash of all amounts owing under the Loan Documents according to the terms thereof, including loan fees, service fees, professional fees, interest (and specifically including interest accrued after the commencement of any Insolvency Proceeding), default interest, interest on interest, and expense reimbursements, whether or not the same would be or is allowed or disallowed in whole or in part in any Insolvency Proceeding.

(d)In the event of a direct conflict between the priority provisions of this Section 4.03 and other provisions contained in any other Loan Document, it is the intention of the parties hereto that both such priority provisions in such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other.  In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 4.03 shall control and govern.

Section 4.04Defaulting Lenders. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:

(a)Such Defaulting Lender shall not have any right to approve or disapprove any amendment, waiver or consent with respect to this Agreement, except to the extent such amendment, waiver or consent requires the approval of all Lenders or all affected Lenders under the applicable provisions of the Agreement.

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(b)The Administrative Agent shall not be obligated to transfer to such Defaulting Lender any payments made by any Borrower to the Administrative Agent for such Defaulting Lender's benefit, and, in the absence of such transfer to such Defaulting Lender, the Administrative Agent shall transfer any such payments to each other non-Defaulting Lender ratably in accordance with their Pro Rata Shares (without giving effect to the Pro Rata Shares of such Defaulting Lender) (but only to the extent that such Defaulting Lender's Loans were funded by the other Lenders) or, if so directed by the Borrower and if no Default or Event of Default has occurred and is continuing (and to the extent such Defaulting Lender's Loans were not funded by the other Lenders), retain the same to be re-advanced to the Borrower as if such Defaulting Lender had made such Loans to the Borrower.  Subject to the foregoing, the Administrative Agent may hold and, in its discretion, re-lend to the Borrower for the account of such Defaulting Lender the amount of all such payments received and retained by the Administrative Agent for the account of such Defaulting Lender.

(c)Any such failure to fund by any Defaulting Lender shall constitute a material breach by such Defaulting Lender of this Agreement and shall entitle the Borrower to replace the Defaulting Lender with one or more substitute Lenders (each a "Replacement Lender"), and the Defaulting Lender shall have no right to refuse to be replaced hereunder.  Such notice to replace the Defaulting Lender shall specify an effective date for such replacement, which date shall not be later than 15 Business Days after the date such notice is given.  Prior to the effective date of such replacement, the Defaulting Lender shall execute and deliver an Assignment and Acceptance, subject only to the Defaulting Lender being repaid its share of the outstanding Obligations without any premium or penalty of any kind whatsoever.  If the Defaulting Lender shall refuse or fail to execute and deliver any such Assignment and Acceptance prior to the effective date of such replacement, the Defaulting Lender shall be deemed to have executed and delivered such Assignment and Acceptance.  The replacement of any Defaulting Lender shall be made in accordance with the terms of Section 12.07.

(d)The operation of this Section shall not be construed to increase or otherwise affect the Commitments of any Lender, to relieve or excuse the performance by such Defaulting Lender or any other Lender of its duties and obligations hereunder, or to relieve or excuse the performance by any Borrower of its duties and obligations hereunder to the Administrative Agent or to the Lenders other than the Defaulting Lender.

(e)This Section shall remain effective with respect to a Defaulting Lender until either (i) the Obligations under this Agreement shall have been declared or shall have become immediately due and payable or (ii) the non-Defaulting Lenders, the Agents, and the Borrower shall have waived such Defaulting Lender's default in writing, and the Defaulting Lender makes its Pro Rata Share of the applicable defaulted Loans and pays to the Agents all amounts owing by such Defaulting Lender in respect thereof; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while such Lender was a Defaulting Lender; provided further that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender's having been a Defaulting Lender.

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ARTICLE V

CONDITIONS TO LOANS

Section 5.01Conditions Precedent to Effectiveness and the Initial Drawing of Tranche A Term Loans. This Agreement shall become effective as of the Business Day (the " Effective Date") when each of the following conditions precedent shall have been satisfied in a manner satisfactory to the Agents:

(a)Payment of Fees, Etc.  The Borrower shall have paid on or before the Effective Date all fees, costs, expenses and taxes then payable pursuant to Section 2.06 and Section 12.04.

(b)Representations and Warranties; No Event of Default.  The following statements shall be true and correct:  (i) the representations and warranties contained in Article VI and in each other Loan Document, certificate or other writing delivered to any Secured Party pursuant hereto or thereto on or prior to the Effective Date are true and correct on and as of the Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date) and (ii) no Default or Event of Default shall have occurred and be continuing on the Effective Date or would result from this Agreement or the other Loan Documents becoming effective in accordance with its or their respective terms.

(c)Legality.  The making of the initial drawing of the Tranche A Term Loans shall not contravene any law, rule or regulation applicable to any Secured Party.

(d)Delivery of Documents.  The Collateral Agent shall have received on or before the Effective Date the following, each in form and substance satisfactory to the Collateral Agent and, unless indicated otherwise, dated the Effective Date and, if applicable, duly executed by the Persons party thereto:

(i)a Pledge Amendment (as defined in the Security Agreement) duly executed by the applicable Loan Parties, together with the original membership interest certificates representing all of the certificated Equity Interests of the Borrower and all promissory notes in favor of each such Loan Parties, accompanied by undated transfer  powers executed in blank and other proper instruments of transfer;

(ii)the Security Agreement, duly executed by each applicable Loan Party;

(iii)a UCC Filing Authorization Letter, together with evidence satisfactory to the Collateral Agent of the filing of appropriate financing statements on Form UCC 1 in such office or

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offices as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interest purported to be created by the Security Agreement;

(iv)the results of searches for any effective UCC financing statements, tax Liens or judgment Liens filed against any Loan Party or its property, which results shall not show any such Liens (other than Permitted Liens acceptable to the Collateral Agent);

(v)the Fee Letter;

(vi)the Perfection Certificate, duly executed by each Loan Party and completed in a manner reasonably satisfactory to the Collateral Agent;

(vii)the Disbursement Letter;

(viii)the Notice of Borrowing with respect to the initial drawing of the Tranche A Term Loans;

(ix)a certificate of an Authorized Officer of each Loan Party, certifying (A) as to copies of the Governing Documents of such Loan Party, together with all amendments thereto (including, without limitation, a true and complete copy of the charter, certificate of formation, certificate of limited partnership or other publicly filed organizational document of each Loan Party certified as of a recent date not more than 10 days prior to the Effective Date by an appropriate official of the jurisdiction of organization of such Loan Party which shall set forth the same complete name of such Loan Party as is set forth herein and the organizational number of such Loan Party, if an organizational number is issued in such jurisdiction), (B) as to a copy of the resolutions or written consents of such Loan Party authorizing (1) the borrowings hereunder and the transactions contemplated by the Loan Documents to which such Loan Party is or will be a party, and (2) the execution, delivery and performance by such Loan Party of each Loan Document to which such Loan Party is or will be a party and the execution and delivery of the other documents to be delivered by such Person in connection herewith and therewith, (C) the names and true signatures of the representatives of such Loan Party authorized to sign each Loan Document (in the case of the Borrower, including, without limitation, Notices of Borrowing, LIBOR Notices and all other notices under this Agreement and the other Loan Documents) to which such Loan Party is or will be a party and the other documents to be executed and delivered by such Loan Party in connection herewith and therewith, together with evidence of the

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incumbency of such authorized officers and (D) as to the matters set forth in Section 5.01(b);

(x)a certificate of an Authorized Officer of the Parent (A) setting forth in reasonable detail the calculations required to establish, as of a date not more than three (3) Business Days prior to the Effective Date, on a pro forma basis after giving effect to the Tranche A Term Loans, satisfaction of the LTV Conditions and compliance with the financial covenant contained in Section 7.03(c), (B) attaching a copy of the Financial Statements and the Advance Model described in Section 6.01(g)(ii) hereof and certifying as to the compliance with the representations and warranties set forth in Section 6.01(g)(i) and Section 6.01(aa)(ii) and (C) certifying that after giving effect to the initial drawing of the Tranche A Term Loans, all liabilities of the Loan Parties are current;

(xi)a certificate of an Authorized Officer of Borrower, certifying as to the solvency of Borrower on a consolidated basis (after giving effect to the initial drawing of the Tranche A Term Loans) and each Project Subsidiary Indebtedness Counterparty on a consolidated basis;

(xii)a certificate of the appropriate official(s) of the jurisdiction of organization of each Loan Party and, except to the extent such failure to be so qualified could not reasonably be expected to have a Material Adverse Effect, each jurisdiction of foreign qualification of each Loan Party certifying as of a recent date not more than 10 days prior to the Effective Date as to the subsistence in good standing of, and, to the extent available in such certificate, the payment of taxes by, such Loan Party in such jurisdictions;

(xiii)an opinion of Wilson Sonsini Goodrich & Rosati PC, counsel to the Loan Parties, as to such matters as the Collateral Agent may reasonably request;

(xiv)evidence of the insurance coverage required by Section 7.01 and the terms of the Security Agreement and such other insurance coverage with respect to the business and operations of the Loan Parties as the Collateral Agent may reasonably request, together with evidence of the payment of all premiums due in respect thereof for such period as the Collateral Agent may request;

(xv)copies of all Material Project Documents (which copies of such Material Project Documents shall be deemed delivered if included on a secured file transfer protocol accessible to the Collateral Agent and its counsel), as in effect on the Effective Date; and

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(xvi)such other agreements, instruments, approvals, opinions and other documents, each satisfactory to the Agents in form and substance, as any Agent may reasonably request.

(e)Material Adverse Effect.  The Collateral Agent shall have determined, in its sole judgment, that no event or development shall have occurred since December 31, 2014 which could reasonably be expected to have a Material Adverse Effect.

(f)Approvals.  All consents, authorizations and approvals of, and filings and registrations with, and all other actions in respect of, any Governmental Authority or other Person required in connection with the making of the Loans or the conduct of the Loan Parties' business shall have been obtained and shall be in full force and effect.

(g)Proceedings; Receipt of Documents.  All proceedings in connection with the making of the Tranche A Term Loans and the other transactions contemplated by this Agreement and the other Loan Documents, and all documents incidental hereto and thereto, shall be satisfactory to the Collateral Agent and its counsel, and the Collateral Agent and such counsel shall have received all such information and such counterpart originals or certified or other copies of such documents as the Collateral Agent or such counsel may reasonably request.

Section 5.02Conditions Precedent to Tranche B Term Loans. The obligation of any Agent or any Lender to make any Tranche B Term Loans during the Availability Period is subject to the fulfillment, in a manner satisfactory to the Administrative Agent, of each of the following conditions precedent:

(a)SunEdison Merger.  The Administrative Agent has received a certification from an Authorized Officer of Borrower that Vivint Solar does not intend to pursue the transactions contemplated by the SunEdison Merger Agreement or any similar merger, combination or sale of assets with SunEdison, Inc. and its subsidiaries.

(b)Payment of Fees, Etc.  The Borrower shall have paid all fees, costs, expenses and taxes then payable by the Borrower pursuant to this Agreement and the other Loan Documents, including, without limitation, Section 2.06 and Section 12.04 hereof.

(c)Representations and Warranties; No Event of Default.  The following statements shall be true and correct, and the submission by the Borrower to the Administrative Agent of a Notice of Borrowing with respect to each such Tranche B Term Loan, and the Borrower's acceptance of the proceeds of such Tranche B Term Loan, shall each be deemed to be a representation and warranty by each Loan Party on the date of such Tranche B Term Loan that:  (i) the representations and warranties contained in Article VI and in each other Loan Document, certificate or other writing delivered to any Agent or any Lender pursuant hereto or thereto on or prior to the date of such Tranche B Term Loan are true and correct on and as of such date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date), (ii) at the time of and after giving effect to the making of such Tranche B Term Loan and the application of the proceeds thereof, no Default or

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Event of Default has occurred and is continuing or would result from the making of the Tranche B Term Loan to be made on such date and (iii) the conditions set forth in this Section 5.02 have been satisfied as of the date of such request.

(d)Legality.  The making of such Tranche B Term Loan shall not contravene any law, rule or regulation applicable to any Secured Party.

(e)Notices.  The Administrative Agent shall have received a Notice of Borrowing pursuant to Section 2.02 hereof.

(f)Proceedings; Receipt of Documents.  All proceedings in connection with the making of the Tranche B Term Loan and the other transactions contemplated by this Agreement and the other Loan Documents, and all documents incidental hereto and thereto, shall be satisfactory to the Agents and their counsel, and the Agents and such counsel shall have received such other agreements, instruments, approvals, opinions and other documents, each in form and substance satisfactory to the Agents, as any Agent may reasonably request.

(g)Financial Covenants.  With respect to each Tranche B Term Loan, the Borrower shall have furnished to the Agents a certificate of an Authorized Officer of the Borrower demonstrating (both before and on a pro forma basis after giving effect to the making of the proposed Tranche B Term Loan and the deduction from Indebtedness of any cash proceeds of such Tranche B Term Loan held in a DACA Account), as of a date not more than three (3) Business Days prior to such drawing, satisfaction of the LTV Conditions and compliance with the financial covenant set forth in Section 7.03(c), accompanied by the latest Advance Model and such other supporting information for the calculation of compliance with such covenants as the Administrative Agent may require.

(h)Form 10-K.  Vivint Solar shall have filed its annual report on Form 10-K for the fiscal year ended December 31, 2015 with the SEC; and

(i)Model Review.  An analysis by a financial advisory firm selected by the Administrative Agent of the assets and cash flow of the Borrower and its Subsidiaries in form and substance reasonably satisfactory to the Administrative Agent;

Section 5.03Conditions Precedent to Second Drawing of Tranche A Term Loans. The obligation of any Agent or any Lender to make the second drawing of the Tranche A Term Loans is subject to the fulfillment, in a manner satisfactory to the Administrative Agent, of each of the following conditions precedent:

(a)Payment of Fees, Etc.  The Borrower shall have paid all fees, costs, expenses and taxes then payable by the Borrower pursuant to this Agreement and the other Loan Documents, including, without limitation, Section 2.06 and Section 12.04 hereof.

(b)Representations and Warranties; No Event of Default.  The following statements shall be true and correct, and the submission by the Borrower to the Administrative Agent of a Notice of Borrowing with respect to each such Tranche A Term Loan, and the Borrower's acceptance of the proceeds of such second drawing of Tranche A Term Loan, shall

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each be deemed to be a representation and warranty by each Loan Party on the date of such second drawing of Tranche A Term Loan that:  (i) the representations and warranties contained in Article VI and in each other Loan Document, certificate or other writing delivered to any Agent or any Lender pursuant hereto or thereto on or prior to the date of such drawing of Tranche A Term Loan are true and correct on and as of such date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date), (ii) at the time of and after giving effect to the making of such Tranche A Term Loan and the application of the proceeds thereof, no Default or Event of Default has occurred and is continuing or would result from the making of the Tranche A Term Loan to be made on such date and (iii) the conditions set forth in this Section 5.02 have been satisfied as of the date of such request.

(c)Legality.  The making of such Tranche A Term Loan shall not contravene any law, rule or regulation applicable to any Secured Party.

(d)Notices.  The Administrative Agent shall have received a Notice of Borrowing pursuant to Section 2.02 hereof specifying a borrowing date not later than 30 days after the Effective Date.

(e)Proceedings; Receipt of Documents.  All proceedings in connection with the making of such drawing of the Tranche A Term Loans and the other transactions contemplated by this Agreement and the other Loan Documents, and all documents incidental hereto and thereto, shall be satisfactory to the Agents and their counsel, and the Agents and such counsel shall have received such other agreements, instruments, approvals, opinions and other documents, each in form and substance satisfactory to the Agents, as any Agent may reasonably request.

(f)Financial Covenants.  The Borrower shall have furnished to the Agents a certificate of an Authorized Officer of the Borrower demonstrating (both before and on a pro forma basis after giving effect to the making of the proposed Tranche A Term Loan and the deduction from Indebtedness of any cash proceeds of such Tranche A Term Loan held in a DACA Account), as of a date not more than three (3) Business Days prior to such drawing, satisfaction of the LTV Conditions, accompanied by the latest Advance Model and such other supporting information for the calculation of compliance with such covenants as the Administrative Agent may require.

Section 5.04Conditions Subsequent to Effectiveness. As an accommodation to the Loan Parties, the Agents and the Lenders have agreed to execute this Agreement and to make the Loans on the Effective Date notwithstanding the failure by the Loan Parties to satisfy the conditions set forth below on or before the Effective Date.  In consideration of such accommodation, the Loan Parties agree that, in addition to all other terms, conditions and provisions set forth in this Agreement and the other Loan Documents, including, without limitation, those conditions set forth in Section 5.01, the Loan Parties shall satisfy each of the conditions subsequent set forth below on or before the date applicable thereto (it being understood that (i) the failure by the Loan Parties to perform or cause to be performed any such

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condition subsequent on or before the date applicable thereto shall constitute an Event of Default and (ii) to the extent that the existence of any such condition subsequent would otherwise cause any representation, warranty or covenant in this Agreement or any other Loan Document to be breached, the Required Lenders hereby waive such breach for the period from the Effective Date until the date on which such condition subsequent is required to be fulfilled pursuant to this Section 5.04):

(a)Compliance with Section 8.01(b).

(b)Within 30 days after the Effective Date (or such longer period as the Collateral Agent may agree in its sole discretion), deliver to the Collateral Agent endorsements as to the named insureds or loss payees under the insurance certificates provided under Section 5.01(d)(xiv) as the Collateral Agent may request and providing that such policy shall provide for not less than 30 days' (10 days' in the case of non-payment) prior written notice to the Collateral Agent of the exercise of any right of cancellation (by the insurer or the insured thereunder).

ARTICLE VI

REPRESENTATIONS AND WARRANTIES

Section 6.01Representations and Warranties. Each Loan Party hereby represents and warrants to the Secured Parties as follows:

(a)Organization, Good Standing, Etc.  Each Loan Party and each Excluded Subsidiary (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and, in the case of the Borrower, to make the borrowings hereunder, and to execute and deliver each Loan Document to which it is a party, and to consummate the transactions contemplated thereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary and where failure to so qualify would reasonably be expected to result in a Material Adverse Effect.

(b)Authorization, Etc.  The execution, delivery and performance by each Loan Party of each Loan Document to which it is or will be a party, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene (A) any of its Governing Documents, (B) any applicable Requirement of Law in any material respect or (C) any material Contractual Obligation binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to its operations or any of its properties.

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(c)Governmental Approvals.   No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any Loan Party of any Loan Document to which it is or will be a party other than filings and recordings with respect to Collateral to be made, or otherwise delivered to the Collateral Agent for filing or recordation, on the Effective Date.

(d)Enforceability of Loan Documents.   This Agreement is, and each other Loan Document to which any Loan Party is or will be a party, when delivered hereunder, will be, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

(e)Capitalization.  On the Effective Date, after giving effect to the transactions contemplated hereby to occur on the Effective Date, the authorized Equity Interests of the Parent and each of its Subsidiaries and the issued and outstanding Equity Interests of the Parent and each of its Subsidiaries are as set forth on Schedule 6.01(e).  All of the issued and outstanding shares of Equity Interests of the Borrower and each of their Subsidiaries have been validly issued and are fully paid and nonassessable, and the holders thereof are not entitled to any preemptive, first refusal or other similar rights.  All Equity Interests of the Subsidiaries of the Parent that are owned by the Parent or one of its Subsidiaries are owned free and clear of all Liens (other than Permitted Liens).  Except as described on Schedule 6.01(e), there are no outstanding debt or equity securities of the Borrower or any of its Subsidiaries and no outstanding obligations of the Borrower or any of its Subsidiaries convertible into or exchangeable for, or warrants, options or other rights for the purchase or acquisition from the Borrower or any of its Subsidiaries, or other obligations of the Borrower or any of its Subsidiaries to issue, directly or indirectly, any shares of Equity Interests of the Borrower or any of its Subsidiaries.

(f)Litigation.  Except as set forth in Schedule 6.01(f), there is no pending or, to the best knowledge of any Loan Party, threatened action, suit or proceeding affecting any Loan Party or any Excluded Subsidiary or Tax Equity Partnership or any of their respective properties before any court or other Governmental Authority or any arbitrator that (i) if adversely determined, could reasonably be expected to have a Material Adverse Effect or (ii) relates to this Agreement or any other Loan Document or any transaction contemplated hereby or thereby.

(g)Financial Statements.

(i)The Financial Statements, copies of which have been delivered to each Agent and each Lender, fairly present in all material respects the consolidated financial condition of Vivint Solar and its Subsidiaries, each Project Subsidiary Indebtedness Counterparty and each Tax Equity Partnership as at the respective dates thereof and the consolidated results of operations of Vivint Solar and its Subsidiaries, each Project Subsidiary Indebtedness Counterparty and each Tax Equity Partnership  for the fiscal periods ended on such

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respective dates, all in accordance with GAAP, except, with respect to any interim financial statements, the absence of footnotes.  All material indebtedness and other liabilities (including, without limitation, Indebtedness, liabilities for taxes, long-term leases and other unusual forward or long-term commitments), direct or contingent, of Vivint Solar and its Subsidiaries, each Project Subsidiary Indebtedness Counterparty and each Tax Equity Partnership are set forth in the Financial Statements, except for Permitted Indebtedness or liabilities incurred in the ordinary course of business or disclosed to the Administrative Agent prior to the date hereof.  Since the filing with the SEC of the most recent Vivint Solar annual report on Form 10-K, no event or development has occurred that has had or could reasonably be expected to have a Material Adverse Effect.

(ii)The Borrower has heretofore furnished to each Agent and each Lender the Advance Model updated as of the Effective Date.

(h)Compliance with Law, Etc.  No Loan Party or any of its Subsidiaries is in violation of or default under (i) any of its Governing Documents, (ii) any Requirement of Law, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect or (iii) any material term of any material Contractual Obligation (including, without limitation, any Material Project Document) binding on or otherwise affecting it or any of its properties.

(i)ERISA.  (a) No Loan Party or Excluded Subsidiary contributes to, sponsors, maintains or has an obligation (other than an obligation not in excess of $500,000 arising solely from a Loan Party or Excluded Subsidiary being included as a member of an ERISA Affiliate's control group) to contribute to or maintain any Multiemployer Plan or any Employee Plan and has not at any time prior to the date hereof established, sponsored or maintained, been a party to and has not at any time prior to the date hereof contributed or been obligated (other than an obligation not in excess of $500,000 arising solely from a Loan Party or Excluded Subsidiary being included as a member of an ERISA Affiliate's control group) to contribute to or maintain any Multiemployer Plan or any Employee Plan.  Except as would not reasonably be expected to result in a liability to a Loan Party or Excluded Subsidiary in excess of $500,000, no ERISA Affiliate contributes to, sponsors, maintains or has an obligation to contribute to or maintain any Multiemployer Plan or any Employee Plan and has not at any time prior to the date hereof established, sponsored or maintained, been a party to and has not at any time prior to the date hereof contributed or been obligated to contribute to or maintain any Multiemployer Plan or any Employee Plan.  Except as required by Section 4980B of the Internal Revenue Code or similar state law, no Loan Party or Excluded Subsidiary maintains or has any material liability in respect of an employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of any Loan Party or Excluded Subsidiary or coverage after a participant's termination of employment.

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(j)Taxes, Etc.  (i) All Federal and material state and local tax returns and other reports required by applicable Requirements of Law to be filed by any Loan Party have been filed, or extensions have been obtained, and (ii) all taxes, assessments and other governmental charges imposed upon any Loan Party or any property of any Loan Party and which have become due and payable on or prior to the date hereof have been paid, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof on the Financial Statements in accordance with GAAP.

(k)Regulations T, U and X.  No Loan Party is or will be engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation T, U or X), and no proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulation T, U and X.

(l)Nature of Business.  No Loan Party or Excluded Subsidiary is engaged in any business other than as set forth on Schedule 6.01(l).

(m)[Reserved].

(n)Permits, Etc.  Each Loan Party and each Excluded Subsidiary and Tax Equity Partnership has, and is in compliance with, all permits, licenses, authorizations, approvals, entitlements and accreditations required for such Person lawfully to own, lease, manage or operate, or to acquire, each business and asset currently owned, leased, managed or operated, or to be acquired, by such Person, except to the extent the failure to have or be in compliance therewith could not reasonably be expected to have a Material Adverse Effect.  No condition exists or event has occurred which, in itself or with the giving of notice or lapse of time or both, would result in the suspension, revocation, impairment, forfeiture or non-renewal of any such permit, license, authorization, approval, entitlement or accreditation, and there is no claim that any thereof is not in full force and effect, except to the extent such suspension, revocation, impairment, forfeiture or non-renewal could not reasonably be expected to have a Material Adverse Effect.

(o)Properties.  Each Loan Party and each Excluded Subsidiary and Tax Equity Partnership has good and marketable title to, or valid licenses to use, all property and assets necessary to its business, free and clear of all Liens, except Permitted Liens.  All such properties and assets are in good working order and condition, ordinary wear and tear excepted.

(p)Employee and Labor Matters.  No Loan Party or Excluded Subsidiary has any employees.

(q)Environmental Matters.  Except as set forth on Schedule 6.01(q), (i) the operations of each Loan Party are in compliance with all Environmental Laws; (ii) there has been no Release at any of the properties owned or operated by any Loan Party or any of its Affiliates,

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or, to the knowledge of each Loan Party, at any disposal or treatment facility which received Hazardous Materials generated by any Loan Party or any of its Affiliates which could reasonably be expected to have a Material Adverse Effect; (iv) no Environmental Action has been asserted against any Loan Party or any of its Affiliates or any predecessor in interest nor does any Loan Party have knowledge or notice of any threatened or pending Environmental Action against any Loan Party or any of its Affiliates or any predecessor in interest which could reasonably be expected to have a Material Adverse Effect; (v) no Environmental Actions have been asserted against any facilities that may have received Hazardous Materials generated by any Loan Party or any of its Affiliates or any predecessor in interest which could reasonably be expected to have a Material Adverse Effect; (vi) to the knowledge of each Loan Party, no property now or formerly owned or operated by a Loan Party or any of its Affiliates has been used as a treatment or disposal site for any Hazardous Material; (vii) no Loan Party or any of its Affiliates has failed to report to the proper Governmental Authority any Release which is required to be so reported by any Environmental Laws which could reasonably be expected to have a Material Adverse Effect; (viii) each Loan Party and each of its Affiliates holds all licenses, permits and approvals required under any Environmental Laws in connection with the operation of the business carried on by it, except for such licenses, permits and approvals as to which a Loan Party's or an Affiliate's failure to maintain or comply with could not reasonably be expected to have a Material Adverse Effect; and (ix) no Loan Party or any of its Affiliates has received any notification pursuant to any Environmental Laws that (A) any work, repairs, construction or capital expenditures are required to be made in respect as a condition of continued compliance with any Environmental Laws, or any license, permit or approval issued pursuant thereto or (B) any license, permit or approval referred to above is about to be reviewed, made, subject to limitations or conditions, revoked, withdrawn or terminated, in each case, except as could not reasonably be expected to have a Material Adverse Effect.

(r)Insurance.  Each Loan Party maintains the insurance and required services and financial assurance as required by law and as required by Section 7.01(h).  Schedule 6.01(r) sets forth a list of all insurance maintained by each Loan Party on the Effective Date.

(s)Use of Proceeds.  The Borrower has used the proceeds of the Loans only in accordance with Section 7.01(r).

(t)Solvency.  After giving effect to the transactions contemplated by this Agreement and before and after giving effect to each Loan, the Loan Parties on a consolidated basis and each Project Subsidiary Indebtedness Counterparty on a consolidated basis are, Solvent.  No transfer of property is being made by any Loan Party or Excluded Subsidiary and no obligation is being incurred by any Loan Party or Excluded Subsidiary, in each case, in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of such Loan Party.

(u)Intellectual Property.  Except as set forth on Schedule 6.01(u), each Loan Party and each Excluded Subsidiary owns or licenses or otherwise has the right to use all Intellectual Property rights that are necessary for the operation of its business, without infringement upon or conflict with the rights of any other Person with respect thereto, except for such infringements and conflicts which, individually or in the aggregate, could not reasonably be

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expected to have a Material Adverse Effect.  Set forth on Schedule 6.01(u) is a complete and accurate list as of the Effective Date of (i) each item of Registered Intellectual Property owned by each Loan Party and Excluded Subsidiary; (ii) each material work of authorship owned by each Loan Party and each Excluded Subsidiary and which is not Registered Intellectual Property, and (iii) each material Intellectual Property Contract to which each Loan Party or any Excluded Subsidiary is bound.  No trademark or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by any Loan Party or Excluded Subsidiary infringes upon or conflicts with any rights owned by any other Person, and no claim or litigation regarding any of the foregoing is pending or threatened, except for such infringements and conflicts which could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.  To the knowledge of each Loan Party, no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code pertaining to Intellectual Property is pending or proposed, which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(v)Material Project Documents; Project Subsidiary Indebtedness.  Set forth on Schedule 6.01(v), as supplemented from time to time pursuant to Section 7.01(s), is a complete and accurate list of all Material Project Documents and material documents for Project Subsidiary Indebtedness of each Subject Fund and each Excluded Subsidiary, showing the parties and subject matter thereof and amendments and modifications thereto.  Each such Material Project Document and document for Project Subsidiary Indebtedness (i) is in full force and effect and is binding upon and enforceable against each  Excluded Subsidiary that is a party thereto and, to the best knowledge of the Borrower, all other parties thereto in accordance with its terms, (ii) has not been amended or modified except in accordance with Section 7.02(m), and (iii) is not in default due to the action of any Loan Party or Excluded Subsidiary or, to the best knowledge of any Loan Party, any other party thereto, except with respect to alleged defaults which are being contested diligently and in good faith.  As of the date hereof, the Borrower has made available to the Lenders true, correct and complete copies of the Material Project Documents and material documents for Project Subsidiary Indebtedness.

(w)Investment Company Act.  None of the Loan Parties is (i) an "investment company" or an "affiliated person" or "promoter" of, or "principal underwriter" of or for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended, or (ii) subject to regulation under any Requirement of Law that limits in any respect its ability to incur Indebtedness or which may otherwise render all or a portion of the Obligations unenforceable.

(x)[Reserved].

(y)Anti-Money Laundering and Anti-Terrorism Laws.

(i)None of the Loan Parties, nor any Controlled Parent Affiliate of any of the Loan Parties, has violated or is in violation of any of the Anti-Money Laundering and Anti-Terrorism Laws or has engaged in or conspired to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts

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to violate, any of the Anti-Money Laundering and Anti-Terrorism Laws.

(ii)None of the Loan Parties, nor any Controlled Parent Affiliate of any of the Loan Parties, nor any officer, director or principal shareholder or owner of any of the Loan Parties, nor any of the Loan Parties' respective agents acting or benefiting in any capacity in connection with the Loans or other transactions hereunder, is a Blocked Person.

(iii)None of the Loan Parties, nor, to the knowledge of the Loan Parties, any of their agents acting in any capacity in connection with the Loans or other transactions hereunder, (A) conducts any business with or for the benefit of any Blocked Person or engages in making or receiving any contribution of funds, goods or services to, from or for the benefit of any Blocked Person, or (B) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked or subject to blocking pursuant to any OFAC Sanctions Programs.

(z)Anti-Bribery and Anti-Corruption Laws.

(i)The Loan Parties and the Controlled Parent Affiliates of the Loan Parties are in compliance with the U.S. Foreign Corrupt Practices Act of 1977, as amended (the "FCPA"), and the anti-bribery and anti-corruption laws of those jurisdictions in which they do business (collectively, the "Anti-Corruption Laws").

(ii) None of the Loan Parties or any Controlled Parent Affiliate of any Loan Party has at any time:

(A)offered, promised, paid, given, or authorized the payment or giving of any money, gift or other thing of value, directly or indirectly, to or for the benefit of any employee, official, representative, or other person acting on behalf of any foreign (i.e., non-U.S.) Governmental Authority thereof, or of any public international organization, or any foreign political party or official thereof, or candidate for foreign political office (collectively, "Foreign Official"), for the purpose of: (1) influencing any act or decision of such Foreign Official in his, her, or its official capacity; or (2) inducing such Foreign Official to do, or omit to do, an act in violation of the lawful duty of such Foreign Official, or (3) securing any improper advantage, in order to obtain or retain business for, or with, or to direct business to, any Person; or

(B)acted or attempted to act in any manner which would subject any of the Loan Parties to liability under any Anti-Corruption Law.

(iii)There are, and have been, no allegations, investigations or inquiries with regard to a potential violation of any

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Anti-Corruption Law by any of the Loan Parties or any Controlled Parent Affiliate of any of them or any of their respective current or former directors, officers, employees, stockholders or agents, or other persons acting or purporting to act on their behalf.

(iv)The Loan Parties and their Controlled Parent Affiliates have adopted, implemented and maintain anti-bribery and anti-corruption policies and procedures that are reasonably designed to ensure compliance with the Anti-Corruption Laws.

(aa)Full Disclosure.

(i)Each Loan Party has disclosed to the Agents all agreements, instruments and corporate or other restrictions to which it is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.  None of the reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party to the Agents (other than forward-looking information and projections and information of a general economic nature and general information about Borrower's industry) in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which it was made, not misleading.

(ii)The Advance Model has been prepared on a reasonable basis and in good faith based on the Assumptions and other methodology believed by the Loan Parties to be reasonable at the time such Advance Model was prepared and on other information believed by the Loan Parties to have been accurate at the time such Advance Model was furnished to the Lenders, and Parent is not aware of any facts or information that would lead it to believe that such Advance Model is incorrect or misleading in any material respect.

(bb)Legal Compliance.  (i) The Loan Parties, the Excluded Subsidiaries and the Tax Equity Partnerships have each complied in all material respects with all Credit Protection Laws and other Requirements of Law applicable to the Loan Parties in connection with the Collateral, including, but not limited to, the extent applicable, (A) the Federal Truth-in-Lending Act (and Regulation Z of the Federal Reserve Board); (B) the Equal Credit Opportunity Act; (C) Regulation B of the Federal Reserve Board; (D) the Federal Trade Commission Act; (E) all applicable usury laws; (F) all applicable trade practices, home and telephone solicitation, sweepstakes, lottery, and other consumer credit and protection laws; (G) The Right to Financial Privacy Act of 1978. 12 USC 3401 et seq.; (H) Federal Consumer Credit Protection Act; (I) the Trade Regulation rule on Preservation of Consumers' Claims and Defenses of the Federal Trade

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Commission; (J) the Fair Credit Reporting Act; (K)  the Electronic Signatures in Global and National Commerce Act; (L) the Electronic Funds Transfer Act; (M) the Uniform Electronic Transactions Act; (N) all regulations and guidelines promulgated by the Consumer Financial Protection Bureau; and (O) all amendments to and rules and regulations promulgated under the foregoing, all if and as applicable; and (ii) the Loan Parties' marketing, sales, and origination practices are in compliance with all Credit Protection Laws and other applicable Requirements of Law, except for any noncompliance that would not reasonably be expected to have a Material Adverse Effect.  No Loan Party, Excluded Subsidiary or Tax Equity Partnership has been contacted by or notified of any Federal Trade Commission, California Trade Commission, U.S. Department of Justice, California Attorney General, or other governmental inquiry or investigation in connection with the marketing, sales, origination of Consumer Loans, other than routine examinations in the ordinary course of business by the California Department of Corporation (or any similar governmental agency in any other state) with respect to any Loan Party's California Finance Lender's License (or comparable license in any other state).

(cc)Structure Representations.  Each of the Tax Equity Representations (i) is true, complete and correct on the Effective Date as to each Subject Fund and Excluded Subsidiary existing on the Effective Date and (ii) is true, complete and correct on the date of formation thereof as to each Subject Fund and Excluded Subsidiary created after the Effective Date.

ARTICLE VII

COVENANTS OF THE LOAN PARTIES

Section 7.01Affirmative Covenants. So long as any principal of or interest on any Loan or any other Obligation (whether or not due) shall remain unpaid (other than Contingent Indemnity Obligations) or any Lender shall have any Commitment hereunder, each Loan Party will, unless the Required Lenders shall otherwise consent in writing:

(a)Reporting Requirements.  Furnish to each Agent and each Lender:

(i)as soon as available and in any event within 60 days after the end of each fiscal quarter, commencing with the first fiscal quarter ending after the Effective Date, to the extent not otherwise publicly available at such time, each of the following for the Borrower and its Subsidiaries and for Vivint Solar and its Subsidiaries: internally prepared consolidated balance sheets, statements of operations and retained earnings and statements of cash flows as at the end of such quarter, and for the period commencing at the end of the immediately preceding Fiscal Year and ending with the end of such quarter, setting forth in comparative form the generation revenues and operating expenses for the corresponding period set forth in the financial statements for the immediately preceding Fiscal Year (commencing with the fiscal quarter ending March 31, 2017), all in reasonable detail and certified by an Authorized Officer of the

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applicable Person as fairly presenting, in all material respects, the financial position of such Person and its Subsidiaries as of the end of such quarter and the results of operations and cash flows of such Person and its Subsidiaries for such quarter and for such year-to-date period, in accordance with GAAP applied in a manner consistent with that of the most recent audited financial statements of the such Person and its Subsidiaries furnished to the Agents and the Lenders or publicly available, subject to the absence of footnotes and normal year-end adjustments;;

(ii)as soon as available, and in any event within 150 days after the end of each Fiscal Year, commencing with the first Fiscal Year ending after the Effective Date, to the extent not otherwise publicly available at such time, each of the following for the Borrower and its Subsidiaries and for Vivint Solar and its Subsidiaries: consolidated balance sheets, statements of operations and retained earnings and statements of cash flows as at the end of such Fiscal Year, setting forth in comparative form the generation revenues and operating expenses for the corresponding period set forth in the financial statements for the immediately preceding Fiscal Year (commencing with Fiscal Year ending December 31, 2017), all in reasonable detail and prepared in accordance with GAAP, and accompanied by (A) in the case of Borrower and its Subsidiaries, a comparison of the results of operations set forth therein to the Advance Model for the applicable periods and (B) a report and an opinion, prepared in accordance with generally accepted auditing standards, of Ernst & Young or another independent certified public accountant of recognized standing selected by the Parent and satisfactory to the Agents (which opinion shall be without (1) a "going concern" or like qualification or exception (provided that any "going concern" or like qualification or exception to the extent arising from the maturity of the Loans (or any refinancing or replacement thereof) shall not constitute a violation of this clause (a)(iii)) or (2) any qualification or exception as to the scope of such audit, together with, in the case of the Parent and its Subsidiaries, a written statement of such accountants (x) to the effect that, in making the examination necessary for their certification of such financial statements, they have not obtained any knowledge of the existence of an Event of Default or Default and (y) if such accountants shall have obtained any knowledge of the existence of an Event of Default, describing the nature thereof;

(iii)simultaneously with the delivery of the financial statements of the Parent and its Subsidiaries required by clauses (i) and (ii) of this Section 7.01(a), or on or before the date that such statements become publicly available, a certificate of an

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Authorized Officer of the Parent in the form of Exhibit D (a "Quarterly Compliance Certificate"):;

(A)stating that such Authorized Officer has reviewed the provisions of this Agreement and the other Loan Documents and has made or caused to be made under his or her supervision a review of the condition and operations of the Borrower and its Subsidiaries during the period covered by such financial statements with a view to determining whether the Borrower and its Subsidiaries were in compliance with all of the provisions of this Agreement and such Loan Documents at the times such compliance is required hereby and thereby, and that such review has not disclosed, and such Authorized Officer has no knowledge of, the occurrence and continuance during such period of an Event of Default or Default or, if an Event of Default or Default had occurred and continued or is continuing, describing the nature and period of existence thereof and the action which the Parent and its Subsidiaries propose to take or have taken with respect thereto, and

(B)in the case of the delivery of the financial statements of the Parent and its Subsidiaries required by clause (ii) of this Section 7.01(a), attaching (1) a summary of all material insurance coverage maintained as of the date thereof by any Loan Party and all material insurance coverage planned to be maintained by any Loan Party, together with such other related documents and information as the Administrative Agent may reasonably require, and (2) confirmation that there have been no changes to the information contained in each of the Perfection Certificates delivered on the Effective Date or the date of the most recently updated Perfection Certificate delivered pursuant to this clause (iii) and/or attaching an updated Perfection Certificate identifying any such changes to the information contained  therein;

(iv)as soon as available, and in any event within 30 days after the end of each month, commencing with the first month ending after the Effective Date the monthly reports for each Subject Fund, or if at any time there are no Subject Funds, comparable reports for the Generation Systems owned by the Borrower and its Subsidiaries, in form and substance reasonably acceptable to the Agent;

(v)within ten (10) days after the end of each fiscal quarter, a certificate of the chief financial officer of Parent to which is attached a schedule showing the calculation of each of the financial covenants specified in Section 7.03, together with the latest Advance Model and such other supporting information for such compliance with the covenants as the Administrative Agent may require, substantially in the form of Exhibit E (the "LTV Compliance Certificate");

(vi)together with each delivery of the Advance Model hereunder, a certificate of an Authorized Officer of the Parent certifying that the representations and warranties set forth in Section 6.01(aa)(ii) are true and correct with respect to such Advance Model;

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(vii)promptly after submission to any Governmental Authority, all documents and information furnished to such Governmental Authority in connection with any investigation of any Loan Party or Excluded Subsidiary or Tax Equity Partnership, other than routine inquiries by such Governmental Authority;

(viii)as soon as possible, and in any event within 5 days after the occurrence of an Event of Default or Default or the occurrence of any event or development that has had or could reasonably be expected to have a Material Adverse Effect, the written statement of an Authorized Officer of the Borrower setting forth the details of such Event of Default or Default or other event or development having a Material Adverse Effect and the action which the affected Loan Party proposes to take with respect thereto;

(ix)(A) as soon as possible and in any event within 10 days after any Loan Party knows or has reason to know, or becomes aware that any ERISA Affiliate knows, that (1) any Reportable Event with respect to any Employee Plan has occurred, (2) any other Termination Event with respect to any Employee Plan has occurred, or (3) an accumulated funding deficiency has been incurred or an application has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including installment payments) or an extension of any amortization period under Section 412 of the Internal Revenue Code with respect to an Employee Plan, a statement of an Authorized Officer of the Borrower setting forth the details of such occurrence and the action, if any, which such Loan Party or such ERISA Affiliate proposes to take with respect thereto, (B) promptly and in any event within 3 days after receipt thereof by any Loan Party, or within 3 days after any Loan Party becomes aware that any ERISA Affiliate thereof has received, from the PBGC, copies of each notice received by any Loan Party or any ERISA Affiliate thereof of the PBGC's intention to terminate any Plan or to have a trustee appointed to administer any Plan, (C) promptly and in any event within 10 days after the filing thereof with the Internal Revenue Service if requested by any Agent, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Employee Plan and Multiemployer Plan, (D) promptly and in any event within 10 days after any Loan Party knows or has reason to know, or becomes aware that any ERISA Affiliate knows, that a required installment within the meaning of Section 412 of the Internal Revenue Code has not been made when due with respect to an Employee Plan, (E) promptly and in any event within 3 days after receipt thereof by any Loan Party, or within 3 days after any Loan Party becomes aware that any ERISA Affiliate thereof has received, from a sponsor of a Multiemployer Plan or from the PBGC, a copy of each

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notice received by any Loan Party or any ERISA Affiliate thereof concerning the imposition or amount of withdrawal liability under Section 4202 of ERISA or indicating that such Multiemployer Plan may enter reorganization status under Section 4241 of ERISA, and (F) promptly and in any event within 10 days after any Loan Party or any Subsidiary thereof sends notice of a plant closing or mass layoff (as defined in WARN) to employees, copies of each such notice sent by such Loan Party or such Subsidiary thereof;

(x)promptly after the commencement thereof but in any event not later than 5 days after service of process with respect thereto on, or the obtaining of knowledge thereof by, any Loan Party, notice of each action, suit or proceeding before any court or other Governmental Authority or other regulatory body or any arbitrator which, if adversely determined, could reasonably be expected to have a Material Adverse Effect;

(xi)promptly after becoming aware thereof, written notice of any material change in the underwriting, appraisal, or Generation Systems development policies or processes of Vivint Solar Developer, LLC, any Subject Fund or any of their respective Affiliates, to the extent any such change renders invalid the assumptions used in the preparation of the most recent report of the Independent Engineer provide to the Administrative Agent;

(xii)promptly upon request, any certification or other evidence requested from time to time by any Lender in its sole discretion, confirming the Borrower's compliance with Section 7.02(q);

(xiii)promptly after delivery thereof to any lender or agent under any Project Subsidiary Indebtedness or any investor in any Subject Fund or Tax Equity Partnership, a copy of any report, financial information, document or material notice given to such lender, agent or investor;

(xiv)promptly after the occurrence of any event described in the definition of Revised Net Cash Flow which materially and adversely affects the calculation of Net Cash Flows or promptly after the occurrence of either event described in the proviso to the definition of Total Net Asset Value, an updated Advance Model reflecting the Revised Net Cash Flow or the required changes to the Assumptions;

(xv)as soon as possible and in any event within 10 days after the execution thereof, copies of any material modification

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or amendment of or supplement to any Material Project Document or any agreement evidencing or securing Project Subsidiary Indebtedness;

(xvi)simultaneously with the delivery of the financial statements of the Borrower and its Subsidiaries required by clauses (i) and (ii) of this Section 7.01(a), an accounts receivable aging report as of the last day of the most recently ended fiscal quarter; and

(xvii)promptly upon request, such other information concerning the condition or operations, financial or otherwise, of any Loan Party, Excluded Subsidiary or Tax Equity Partnership as any Agent or any Lender may from time to time reasonably request.

(b)Additional Guarantors and Collateral Security.  Cause:

(i)each Subsidiary of any Loan Party not in existence on the Effective Date (other than an Excluded Subsidiary), to execute and deliver to the Collateral Agent promptly and in any event within 3 days after the formation, acquisition or change in status thereof, (A) a Joinder Agreement, pursuant to which such Subsidiary shall be made a party to this Agreement as a Guarantor, (B) a supplement to the Security Agreement,  and (C) such other agreements, instruments, approvals or other documents reasonably requested by the Collateral Agent in order to create, perfect (except for delivery of certificates evidencing Equity Interests in the Borrower's Subsidiaries), establish the first priority of or otherwise protect any Lien purported to be covered by any such Security Agreement or otherwise to effect the intent that such Subsidiary shall become bound by all of the terms, covenants and agreements contained in the Loan Documents and that all property and assets of such Subsidiary shall become Collateral for the Obligations; and

(c)Compliance with Laws; Payment of Taxes.

(i)Comply, and cause each of its Subsidiaries and Tax Equity Partnerships to comply, with all Requirements of Law (including, without limitation, all Credit Protection Laws, all regulations and guidelines promulgated by the Consumer Financial Protection Bureau and Environmental Laws), judgments and awards (including any settlement of any claim that, if breached, could give rise to any of the foregoing).

(ii)Pay, and cause each of its Subsidiaries and each Tax Equity Partnership to pay, in full before delinquency or before

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the expiration of any extension period, all taxes, assessments and other governmental charges imposed upon any Loan Party or any of its Subsidiaries or any Tax Equity Partnership or any property of any Loan Party or any of its Subsidiaries or any Tax Equity Partnership in an aggregate amount for all such taxes, assessments and other governmental charges exceeding $250,000, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP.

(d)Preservation of Existence, Etc.  Except as permitted in Section 7.02(c), maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, its existence, rights and privileges, and become or remain, and cause each of its Subsidiaries to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary where failure to do so would have a Material Adverse Effect.

(e)Keeping of Records and Books of Account.  Keep, and cause each of its Subsidiaries and each Tax Equity Partnership to keep, adequate records and books of account, with complete entries made to permit the preparation of financial statements in accordance with GAAP.

(f)Inspection Rights.  Permit, and cause each of its Subsidiaries to permit, the agents and representatives of any Agent (accompanied by any Lender that so requests) at any time and from time to time during normal business hours and after reasonable notice, at the expense of the Borrower, to examine and make copies of and abstracts from its records and books of account, to visit and inspect its properties, to verify materials, leases, notes, accounts receivable, deposit accounts and its other assets, to conduct audits (including bi-annual audits to confirm the Loan Parties' and their Subsidiaries' compliance with the financial covenants in Section 7.03) (such audits, collectively, "Audits"), physical counts, valuations, appraisals, or examinations and to discuss its affairs, finances and accounts with any of its directors, officers, managerial employees, independent accountants or any of its other representatives, in each case in a manner so as not to unduly disrupt the business of the Loan Parties.  In addition to the above, the Borrower shall deliver to the Administrative Agent, at least once in each twelve-month period, an updated independent engineering report, substantially in the form of the most recent independent engineering report provided to the Agents prior to the Effective Date.  If the Borrower fails to do so, the Administrative Agent shall be permitted to hire, at the expense of the Loan Parties, an independent third party to prepare such a report,.  In furtherance of the foregoing, each Loan Party hereby authorizes its independent accountants, and the independent accountants of each of its Subsidiaries, to discuss the affairs, finances and accounts of such Person (independently or together with representatives of such Person) with the agents and representatives of any Agent in accordance with this Section 7.01(f).

(g)Maintenance of Properties, Etc.  Maintain and preserve, and cause each of its Subsidiaries and the Tax Equity Partnerships to maintain and preserve, all of its properties

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which are necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear and casualty excepted, so as to prevent any loss or forfeiture thereof or thereunder that would reasonably be expected to have a Material Adverse Effect.

(h)Maintenance of Insurance.  Maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent, worker's compensation and business interruption insurance) with respect to its properties and business, in such amounts and covering such risks as is required by any Governmental Authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated which provides coverage that is not less in any material respect than the insurance coverage maintained by the Loan Parties and their Subsidiaries on the Effective Date.  All policies covering the Collateral are to be made payable to the Collateral Agent for the benefit of the Agents and the Lenders, as its interests may appear, in case of loss, under a standard non‑contributory "lender" or "secured party" clause and are to contain such other provisions as the Collateral Agent may reasonably require to fully protect the Lenders' interest in any payments to be made under such policies.  All certificates of insurance are to be delivered to the Collateral Agent and the policies are to be premium prepaid, with the loss payable and additional insured endorsement in favor of the Collateral Agent and such other Persons as the Collateral Agent may designate from time to time, and shall provide for not less than 30 days' (10 days' in the case of non-payment) prior written notice to the Collateral Agent of the exercise of any right of cancellation.  If any Loan Party or any of its Subsidiaries fails to maintain such insurance, the Collateral Agent may arrange for such insurance, but at the Borrower's expense and without any responsibility on the Collateral Agent's part for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims.  Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the sole right, in the name of the Lenders, any Loan Party and its Subsidiaries, to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies.

(i)Obtaining of Permits, Etc.  Obtain, maintain and preserve, and cause each of its Subsidiaries and each Tax Equity Partnership to obtain, maintain and preserve, and take all necessary action to timely renew, all permits, licenses, authorizations, approvals, entitlements and accreditations that are necessary or useful in the proper conduct of its business.

(j)Environmental.  (i)  Keep any property either owned or operated by it or any of its Subsidiaries or any Tax Equity Partnership free of any Environmental Liens; (ii) comply, and cause each of its Subsidiaries to comply, with all Environmental Laws (except where the failure to do so would not reasonably be expected to have a Material Adverse Effect) and provide to the Collateral Agent any documentation of such compliance which the Collateral Agent may reasonably request; (iii) provide the Agents written notice within 5 days of any Release of a Hazardous Material in excess of any reportable quantity from or onto property at any time owned or operated by it or any of its Subsidiaries or any Tax Equity Partnership and

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take any Remedial Actions required to abate said Release; and (iv) provide the Agents with written notice within 10 days of the receipt of any of the following:  (A) notice that an Environmental Lien has been filed against any property of any Loan Party or any of its Subsidiaries or any Tax Equity Partnership; (B) commencement of any Environmental Action or notice that an Environmental Action will be filed against any Loan Party or any of its Subsidiaries to any Tax Equity Partnership; and (C) notice of a violation, citation or other administrative order which could reasonably be expected to have a Material Adverse Effect.

(k)Fiscal Year.  Cause the Fiscal Year of the Parent and its Subsidiaries to end on December 31 of each calendar year unless the Agents consent to a change in such Fiscal Year (and appropriate related changes to this Agreement).

(l)Cash Distributions.  Cause each Subsidiary to distribute all available cash to the Borrower as soon as permitted under the terms of the Material Project Documents and agreements governing Project Subsidiary Indebtedness.

(m)[Reserved]

(n)Anti-Bribery and Anti-Corruption Laws.  Maintain, and cause each of its Subsidiaries to maintain, anti-bribery and anti-corruption policies and procedures that are reasonably designed to ensure compliance with the Anti-Corruption Laws.

(o)Lender Meetings.  Upon the request of any Agent or the Required Lenders (which request, so long as no Event of Default shall have occurred and be continuing, shall not be made more than once during each fiscal quarter), participate in a quarterly conference call with the Agents and the Lenders at such time as may be agreed to by the Borrower and such Agent or the Required Lenders.

(p)[Reserved.]

(q)Further Assurances.  Take such action and execute, acknowledge and deliver, and cause each of its Subsidiaries to take such action and execute, acknowledge and deliver, at its sole cost and expense, such agreements, instruments or other documents as any Agent may require from time to time in order (i) to carry out more effectively the purposes of this Agreement and the other Loan Documents, (ii) to subject to valid and perfected first priority Liens any of the Collateral, (iii) to establish and maintain the validity and effectiveness of any of the Loan Documents and the validity, perfection and priority of the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer and confirm unto each Secured Party the rights now or hereafter intended to be granted to it under this Agreement or any other Loan Document.  In furtherance of the foregoing, to the maximum extent permitted by applicable law, each Loan Party (i) authorizes each Agent to execute any such agreements, instruments or other documents in such Loan Party's name and to file such agreements, instruments or other documents in any appropriate filing office, (ii) authorizes each Agent to file any financing statement required hereunder or under any other Loan Document, and any continuation statement or amendment with respect thereto, in any appropriate filing office without the signature of such Loan Party, and (iii) ratifies the filing of any financing statement, and any continuation statement

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or amendment with respect thereto, filed without the signature of such Loan Party prior to the Effective Date.

(r)Use of Proceeds. Use the proceeds of (i) the Tranche A Term Loans for general corporate purposes permitted by the Loan Documents and consistent with the current business of Vivint Solar, (ii) the Tranche B Term Loans for investments in residential solar energy systems to be owned by the Borrower and its Subsidiaries and (iii) the Loans to pay fees and expenses in connection with the transactions contemplated hereby.

(s)Additional Excluded Subsidiaries and Subject Funds.  Notify the Administrative Agent in writing prior to the formation of any Excluded Subsidiary or Subject Fund after the Effective Date and deliver to the Administrative Agent complete and correct copies of all Material Project Documents and material documents for Project Subsidiary Indebtedness for each Tax Equity Structure or Other Structure formed after the Effective Date, together with a supplement to Schedule 6.01(v) describing such additional Material Project Documents and other documents.  The obligations of the Manager Subsidiary in the Material Project Documents for each Tax Equity Structure or Other Structure formed after the Effective Date, taken as a whole for such Tax Equity Structure or Other Structure, will not be materially adverse to the Borrower, the Agents and the Lenders compared to Material Project Documents for all Tax Equity Structures or Other Structures in effect on the Effective Date, taken as a whole, except as otherwise approved by the Administrative Agent (such approval not to be unreasonably withheld, conditioned, or delayed).

(t)Separateness.  The Borrower shall comply with the provisions regarding separate existence set forth on Schedule 1.01(N).

(u)Minimum Average FICO Scores.  The Borrower shall maintain a minimum weighted average FICO score for all Generation Consumers with respect to Generation Systems owned directly or indirectly by Borrower or its Subsidiaries or any Tax Equity Partnership of not less than [***]; provided that no more than [***]% ([***] percent) of Generation Consumers shall have a FICO score below [***].

Section 7.02Negative Covenants. So long as any principal of or interest on any Loan or any other Obligation (whether or not due) shall remain unpaid (other than Contingent Indemnity Obligations) or any Lender shall have any Commitment hereunder, each Loan Party shall not, unless the Required Lenders shall otherwise consent in writing:

(a)Liens, Etc.  Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien upon or with respect to any of its properties, whether now owned or hereafter acquired, other than Permitted Liens.

(b)Indebtedness.  Create, incur, assume, guarantee or suffer to exist, or otherwise become or remain liable with respect to, or permit any of its Subsidiaries to create, incur, assume, guarantee or suffer to exist or otherwise become or remain liable with respect to, any Indebtedness other than Permitted Indebtedness.

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(c)Fundamental Changes; Dispositions.

(i)Wind-up, liquidate or dissolve, or merge, consolidate or amalgamate with any Person, or permit any of its Subsidiaries to do (or agree to do) any of the foregoing; provided, however, that any wholly-owned Subsidiary of any Loan Party (other than a Borrower) may be merged into a Loan Party or may consolidate or amalgamate with another wholly-owned Subsidiary of any Loan Party, so long as (A) no other provision of this Agreement would be violated thereby, (B) such Loan Party gives the Agents at least 15 days' prior written notice of such merger, consolidation or amalgamation accompanied by true, correct and complete copies of all material agreements, documents and instruments relating to such merger, consolidation or amalgamation, including, but not limited to, the certificate or certificates of merger, consolidation or amalgamation to be filed with each appropriate Secretary of State (with a copy as filed promptly after such filing), (C) no Default or Event of Default shall have occurred and be continuing either before or after giving effect to such transaction, (D) the Lenders' rights in any Collateral, including, without limitation, the existence, perfection and priority of any Lien thereon, are not adversely affected by such merger, consolidation or amalgamation and (E) the surviving Subsidiary, if any, if not already a Loan Party, is joined as a Loan Party hereunder pursuant to a Joinder Agreement and is a party to a Security Agreement and the Equity Interests of such Subsidiary is the subject of a Security Agreement, in each case, which is in full force and effect on the date of and immediately after giving effect to such merger, consolidation or amalgamation; and

(ii)Make any Disposition, whether in one transaction or a series of related transactions of all or any part of its business, property or assets, whether now owned or hereafter acquired (or agree to do any of the foregoing), or permit any of its Subsidiaries to do any of the foregoing; provided, however, that any Loan Party and its Subsidiaries may make Permitted Dispositions.

(d)Change in Nature of Business.

(i)Make, or permit any of its Subsidiaries to make, any change in the nature of its business as described in Section 6.01(l).

(ii)Have any material liabilities (other than liabilities arising under the Loan Documents), own any material assets (other than the Equity Interests of its Subsidiaries) or engage in any operations or business (other than the ownership of its Subsidiaries).

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(e)Loans, Advances, Investments, Etc.  Make or commit or agree to make, or permit any of its Subsidiaries to make or commit or agree to make, any Investment in any other Person except for Permitted Investments.

(f)Sale and Leaseback Transactions.  Enter into, or permit any of its Subsidiaries to enter into, any Sale and Leaseback Transaction.

(g)[Reserved].

(h)Restricted Payments.  Make or permit any of its Subsidiaries to make any Restricted Payment other than Permitted Restricted Payments.

(i)Federal Reserve Regulations.  Permit any Loan or the proceeds of any Loan under this Agreement to be used for any purpose that would cause such Loan to be a margin loan under the provisions of Regulation T, U or X of the Federal Reserve Board.

(j)Transactions with Affiliates.  Enter into, renew, extend or be a party to, or permit any of its Subsidiaries to enter into, renew, extend or be a party to, any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any Affiliate, except (i) transactions consummated in the ordinary course of business in a manner and to an extent consistent with past practice and necessary or desirable for the prudent operation of its business, for fair consideration and on terms no less favorable to it or its Subsidiaries than would be obtainable in a comparable arm's length transaction with a Person that is not an Affiliate thereof, and that are fully disclosed to the Agents prior to the consummation thereof, if they involve one or more payments by the Parent or any of its Subsidiaries in excess of $250,000 for any single transaction or series of related transactions, (ii) transactions with another Loan Party; (iii) transactions listed on Schedule 7.02(j), (iv) transactions pursuant to the Tax Equity Documents and the Project Documents on terms and conditions that, taken as a whole, are not materially adverse to the Borrower, the Agents and the Lenders compared to the terms and conditions of the Tax Equity Documents and the Project Documents as in effect on the Effective Date, taken as a whole, in each case subject to compliance with the other terms and conditions of the Loan Documents, and (v) transactions permitted by Section 7.02(e).

(k)Limitations on Dividends and Other Payment Restrictions Affecting Subsidiaries.  Create or otherwise cause, incur, assume, suffer or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary of any Loan Party (i) to pay dividends or to make any other distribution on any shares of Equity Interests of such Subsidiary owned by any Loan Party or any of its Subsidiaries, (ii) to pay or prepay or to subordinate any Indebtedness owed to any Loan Party or any of its Subsidiaries, (iii) to make loans or advances to any Loan Party or any of its Subsidiaries or (iv) to transfer any of its property or assets to any Loan Party or any of its Subsidiaries, or permit any of its Subsidiaries to do any of the foregoing; provided, however, that nothing in any of clauses (i) through (iv) of this Section 7.02(k) shall prohibit or restrict compliance with:

(A)this Agreement and the other Loan Documents;

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(B)any agreement in effect on the date of this Agreement and described on Schedule 7.02(k), or any extension, replacement or continuation of any such agreement; provided that any such encumbrance or restriction contained in such extended, replaced or continued agreement is no less favorable, taken as a whole, to the Agents and the Lenders than the encumbrance or restriction under or pursuant to the agreement so extended, replaced or continued;

(C)any applicable law, rule or regulation (including, without limitation, applicable currency control laws and applicable state corporate statutes restricting the payment of dividends in certain circumstances);

(D)any agreement evidencing Permitted Indebtedness;

(E)restrictions in the Governing Documents for Tax Equity Partnerships relating to the payment of Tax Equity Payments or other preferred distributions;

(F)restrictions in the Project Documents subject to compliance with the other terms and conditions of the Loan Documents;

(G)the Aggregation Facility; or

(H)customary restrictions in contracts that prohibit the assignment of such contract.

(l)Limitations on Negative Pledges.  Enter into, incur or permit to exist, or permit any Subsidiary to enter into, incur or permit to exist, directly or indirectly, any agreement, instrument, deed, lease or other arrangement that prohibits, restricts or imposes any condition upon the ability of any Loan Party or any Subsidiary of any Loan Party to create, incur or permit to exist any Lien upon any of its property or revenues, whether now owned or hereafter acquired, or that requires the grant of any security for an obligation if security is granted for another obligation, except the following:  (i) this Agreement and the other Loan Documents, (ii) restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by Section 7.02(b) of this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (iii) any customary restrictions and conditions contained in agreements relating to the sale or other disposition of assets or of a Subsidiary pending such sale or other disposition; provided that such restrictions and conditions apply only to the assets or Subsidiary to be sold or disposed of and such sale or disposition is permitted hereunder, and (iv) restrictions under Requirements of Law.

(m)Modifications of Indebtedness, Organizational Documents and Certain Other Agreements; Etc.

(i)Amend, modify or otherwise change (or permit the amendment, modification or other change in any manner of) any of the provisions of any Project Subsidiary Indebtedness existing on the Effective Date, or enter into any new Project Subsidiary Indebtedness after the Effective Date, or any instrument or agreement

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(including, without limitation, any purchase agreement, indenture, loan agreement or security agreement) relating to any such existing or new Project Subsidiary Indebtedness, if such existing Project Subsidiary Indebtedness as so amended, modified or changed, or such new Project Subsidiary Indebtedness would (a) have a final maturity date earlier than the Outside Maturity Date, (b) not be Non-Recourse, (c) limit the ability of the Loan Parties to perform the Obligations or grant Liens on the Collateral under the Security Documents, (d) have terms and conditions that, taken as a whole, are materially and adversely worse for the Borrower's Subsidiaries that are party thereto than the terms and conditions contained in the Aggregation Facility as in effect on the Effective Date, (e) restrict the amendment of the Loan Documents, or (f)  provide for Indebtedness with an Advance Rate that, if fully drawn, would cause the Loan Parties to fail to satisfy the LTV Conditions;

(ii)amend, modify or otherwise change any of its Governing Documents (including, without limitation, by the filing or modification of any certificate of designation, or any agreement or arrangement entered into by it) with respect to any of its Equity Interests (including any shareholders' agreement), or enter into any new agreement with respect to any of its Equity Interests, except any such amendments, modifications or changes or any such new agreements or arrangements pursuant to this clause (ii) that either individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect;

(iii)agree to any amendment, modification or other change to or waiver of any of its rights (i) under any Material Project Document without the prior written approval of the Administrative Agent or (ii) under any Other Documents if such amendment, modification, change or waiver would be materially adverse to any Loan Party or any of its Subsidiaries or the Agents and the Lenders; or

(iv)agree to any amendment, modification or other change in the form of any Approved Form Agreement if such amendment, modification or change would be materially adverse to any Loan Party or any of its Subsidiaries or the Agents and the Lenders.

(n)Investment Company Act of 1940.  Engage in any business, enter into any transaction, use any securities or take any other action or permit any of its Subsidiaries to do any of the foregoing, that would cause it or any of its Subsidiaries to become subject to the registration requirements of the Investment Company Act of 1940, as amended, by virtue of being an "investment company" or a company "controlled" by an "investment company" not entitled to an exemption within the meaning of such Act.

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(o)ERISA.  (i) Establish, sponsor, maintain, become a party or contribute to or become obligated (other than an obligation not in excess of $500,000 arising solely from a Loan Party or Excluded Subsidiary being included as a member of an ERISA Affiliate's control group) to sponsor, maintain or contribute to any Multiemployer Plan or any Employee Plan or (ii) adopt any employee welfare benefit plan within the meaning of Section 3(1) of ERISA which provides benefits to employees after termination of employment other than as required by Section 601 of ERISA or applicable law.

(p)Environmental.  Permit the use, handling, generation, storage, treatment, Release or disposal of Hazardous Materials at any property owned or leased by it or any of its Subsidiaries or any Tax Equity Partnership, except in compliance with Environmental Laws or otherwise where the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

(q)Anti-Money Laundering and Anti-Terrorism Laws.

(i)None of the Loan Parties, nor any of their Subsidiaries or Controlled Parent Affiliates or agents, shall:

(A)conduct any business or engage in any transaction or dealing with or for the benefit of any Blocked Person, including the making or receiving of any contribution of funds, goods or services to, from or for the benefit of any Blocked Person;

(B)deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked or subject to blocking pursuant to the OFAC Sanctions Programs;

(C)use any of the proceeds of the transactions contemplated by this Agreement to finance, promote or otherwise support in any manner any illegal activity, including, without limitation, any violation of the Anti-Money Laundering and Anti-Terrorism Laws or any specified unlawful activity as that term is defined in the Money Laundering Control Act of 1986, 18 U.S.C. §§ 1956 and 1957; or

(D)violate, attempt to violate, or engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, any of the Anti-Money Laundering and Anti-Terrorism Laws.

(ii)None of the Loan Parties, nor any Controlled Parent Affiliate of any of the Loan Parties or any Excluded Subsidiary or Tax Equity Partnership, nor any officer, director or principal shareholder or owner of any of the Loan Parties, nor any of the Loan Parties' respective agents acting or benefiting in any capacity in connection with the Loans or other transactions hereunder, shall be or shall become a Blocked Person.

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(r)Anti-Bribery and Anti-Corruption Laws.  None of the Loan Parties shall, or shall permit any Excluded Subsidiary or Tax Equity Partnership to:

(i)offer, promise, pay, give, or authorize the payment or giving of any money, gift or other thing of value, directly or indirectly, to or for the benefit of any Foreign Official for the purpose of: (1) influencing any act or decision of such Foreign Official in his, her, or its official capacity; or (2) inducing such Foreign Official to do, or omit to do, an act in violation of the lawful duty of such Foreign Official, or (3) securing any improper advantage, in order to obtain or retain business for, or with, or to direct business to, any Person; or

(ii)act or attempt to act in any manner which would subject any of the Loan Parties to liability under any Anti-Corruption Law.

(s)Accounting Principles.  Except for such changes that are required by GAAP, make, or permit any of its Subsidiaries to make any change in the accounting principles that would have a material adverse effect on the calculation of the financial covenants set forth in Section 7.03 hereto or the calculation of the LTV Conditions.

Section 7.03Financial Covenants. So long as any principal of or interest on any Loan or any other Obligation (whether or not due) shall remain unpaid (other than Contingent Indemnity Obligations) or any Lender shall have any Commitment hereunder, each Loan Party shall not, unless the Required Lenders shall otherwise consent in writing:

(a)Consolidated LTV.  Permit the Consolidated LTV, measured as of the last day of any fiscal quarter, to be greater than  0.80 to 1.00.

(b)Project Subsidiary LTV.  Permit the Project Subsidiary LTV, measured as of the last day of any fiscal quarter, to be greater than 0.65 to 1.00.

(c)Consolidated Debt Service Coverage Ratio.  Permit the Consolidated Debt Service Ratio, measured as of the last day of any fiscal quarter, to be less than 1.20 to 1.00.

(d)Equity Cure.  For purposes of determining compliance with the financial covenant set forth in Section 7.03(c) as of the last day of any fiscal quarter, any cash equity contribution to the Borrower (funded with proceeds of common equity issued by the Borrower) after the last day of such fiscal quarter and on or prior to the day that is ten (10) days after the day on which financial statements are required to be delivered for that fiscal quarter pursuant to Section 7.01(a) (the “Cure Expiration Date”) will, at the irrevocable election of the Borrower, be included in the calculation of the numerator of Consolidated Debt Service Coverage Ratio solely for the purposes of determining compliance with such covenant in Section 7.03(c)  (each an “Equity Cure”) at the end of such fiscal quarter (each, a “Cure Quarter”) and any subsequent period that includes such Cure Quarter (any such equity contribution so included, a “Specified Equity Contribution”); provided that (a) notice of the Borrower’s intent to accept a Specified

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Equity Contribution shall be delivered by the Borrower no later than the day on which financial statements are required to be delivered for the applicable fiscal quarter, (b) in each consecutive four (4) fiscal quarter period there will be at least two (2) fiscal consecutive quarters in which no Specified Equity Contribution is made, (c) the amount of any Specified Equity Contribution will be no greater than the amount required to cause the Borrower to be in compliance with such financial covenant (the “Cure Amount”), (d) all Specified Equity Contributions will be disregarded for purposes of the calculation of Consolidated Debt Service Coverage Ratio for all other purposes, including pro forma calculations or conditions, (e) there shall be no more than two (2) Specified Equity Contributions made in the aggregate after the Closing Date, and (f) the proceeds received by Borrower from all Specified Equity Contributions shall be held in a DACA Account until the Borrower has been in compliance with 7.03(c) (without giving effect to the Specified Equity Contributions) for two (2) consecutive fiscal quarters. Upon the Administrative Agent’s receipt no later than the Cure Expiration Date of notice from the Borrower of its intent to receive a Specified Equity Contribution pursuant to this Section 7.03(d), then, unless the Specified Equity Contribution is not made on or prior to the Cure Expiration Date, neither the Agents nor any Lender shall exercise the right to accelerate the Loans or terminate the Commitments and neither Agent nor any Lender shall exercise any right to foreclose on or take possession of the Collateral solely on the basis of an Event of Default having occurred and being continuing under Sections 7.03(c) in respect of the period ending on the last day of such Fiscal Quarter.

ARTICLE VIII

CASH MANAGEMENT ARRANGEMENTS
AND OTHER COLLATERAL MATTERS

Section 8.01Cash Management Arrangements. (a) The Loan Parties shall (i) establish and maintain the DACA Accounts at one or more of the banks set forth on Schedule 8.01 (each a "DACA Bank") and (ii) except as otherwise provided under Section 8.01(b), deposit or cause to be deposited promptly, and in any event no later than the next Business Day after the date of receipt thereof, all proceeds in respect of any Collateral, all Collections (of a nature susceptible to a deposit in a bank account) and all other amounts received by any Loan Party (including payments made by Account Debtors directly to any Loan Party) into the Revenue Account.

(b)Within 30 days after the Effective Date, the Loan Parties shall, with respect to each DACA Account, deliver to the Collateral Agent a Control Agreement with respect to such DACA Account.  Following the delivery of the Control Agreements with respect to the DACA Accounts, the Loan Parties shall not maintain cash, Cash Equivalents or other amounts in any Account, unless the Collateral Agent shall have received a Control Agreement in respect of each such Account (other than Excluded Accounts).

(c)Upon the terms and subject to the conditions set forth in a Control Agreement with respect to a DACA Account, all amounts received in such DACA Account shall at the Administrative Agent's direction be wired each Business Day into the Administrative Agent's Account, except that, so long as no Event of Default has occurred and is continuing, the

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Administrative Agent will not direct the DACA Bank to transfer funds in such DACA Account to the Administrative Agent's Account.

(d)So long as no Default or Event of Default has occurred and is continuing, the Borrower may amend Schedule 8.01 to add or replace a DACA Bank or DACA Account; provided, however, that (i) such prospective DACA Bank shall be reasonably satisfactory to the Collateral Agent and the Collateral Agent shall have consented in writing in advance to the opening of such DACA Account with the prospective DACA Bank, and (ii) prior to the time of the opening of such DACA Account, each Loan Party and such prospective DACA Bank shall have executed and delivered to the Collateral Agent a Control Agreement.  Each Loan Party shall close any of its DACA Accounts (and establish replacement cash management accounts in accordance with the foregoing sentence) promptly and in any event within 30 days of notice from the Collateral Agent that the credit rating of the DACA Bank by Moody's Investors Service, Inc. is less than A2 or by Standard & Poor's Financial Services LLC is less than A and as a result such DACA Bank is no longer acceptable in the Collateral Agent's reasonable judgment, or that the operating performance, funds transfer, or availability procedures or performance of such DACA Bank with respect to DACA Accounts or the Collateral Agent's liability under any Control Agreement with such DACA Bank is no longer acceptable in the Collateral Agent's reasonable judgment.

ARTICLE IX

EVENTS OF DEFAULT

Section 9.01Events of Default. Each of the following events shall constitute an event of default (each, an "Event of Default"):

(a)any Borrower shall fail to pay, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), (i) any interest on any Loan, any Collateral Agent Advance or any fee, indemnity or other amount payable under this Agreement (other than any portion thereof constituting principal of the Loans) or any other Loan Document, and such failure continues for a period of 3 Business Days or (ii) all or any portion of the principal of the Loans;

(b)any representation or warranty made or deemed made by or on behalf of any Loan Party or by any officer of the foregoing under or in connection with any Loan Document or under or in connection with any certificate or other writing delivered to any Secured Party pursuant to any Loan Document shall have been incorrect in any material respect (or in any respect if such representation or warranty is qualified or modified as to materiality or "Material Adverse Effect" in the text thereof) when made or deemed made;

(c)any Loan Party shall fail to perform or comply with any covenant or agreement contained in (i) Section 7.01(a)(i), (ii), (iii) or (v), Section 7.01(c), Section 7.01(d), Section 7.01(f), Section 7.01(h), Section 7.01(k), Section 7.01(o), Section 7.02 or Section 7.03(c) (but subject to the cure rights provided in Section 7.03(d)) or Article VIII, or any Loan Party shall fail to perform or comply with any covenant or agreement contained in any Security

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Agreement to which it is a party or (ii) Section 7.03(a) or Section 7.03(b) for two (2) consecutive fiscal quarters;

(d)any Loan Party shall fail to perform or comply with any other term, covenant or agreement contained in any Loan Document to be performed or observed by it and, except as set forth in subsections (a), (b) and (c) of this Section 9.01, such failure, if capable of being remedied, shall remain unremedied for 30 days after the earlier of the date a senior officer of any Loan Party has knowledge of such failure and the date written notice of such default shall have been given by any Agent to such Loan Party; provided, that if (x) such failure can be remedied, (y) such failure cannot reasonably be remedied within such 30 day period, and (z) the Borrower commences cure of such failure within such 30 day period and thereafter diligently seeks to remedy the failure, then an “Event of Default” shall not be deemed to have occurred until the earlier of (A) such time as Borrower ceases reasonable efforts to cure such failure and (B) 60 calendar days following knowledge of or written notice of such failure;

(e)(i) any Loan Party or any Subsidiary of a Loan Party shall fail to pay when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) any principal, interest or other amount payable in respect of Indebtedness (excluding Indebtedness evidenced by this Agreement) having an aggregate amount outstanding in excess of $500,000, and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness; or (ii) any other default under any agreement or instrument relating to any such Indebtedness of a Loan Party, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness of a Loan Party; or (iii) any such Indebtedness of a Loan Party or any Subsidiary of a Loan Party shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case, prior to the stated maturity thereof;

(f)any Loan Party or Project Subsidiary Indebtedness Counterparty (i) shall institute any proceeding or voluntary case seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for any such Person or for any substantial part of its property, (ii) shall be generally not paying its debts as such debts become due or shall admit in writing its inability to pay its debts generally, (iii) shall make a general assignment for the benefit of creditors, or (iv) shall take any action to authorize or effect any of the actions set forth above in this subsection (f);

(g)any proceeding shall be instituted against any Loan Party Project Subsidiary Indebtedness Counterparty seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for any such Person or for any substantial part of its property,

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and either such proceeding shall remain undismissed or unstayed for a period of 60 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against any such Person or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property) shall occur;

(h)any material provision of any Loan Document shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against any Loan Party intended to be a party thereto, or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by any Loan Party or any Governmental Authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or any Loan Party shall deny in writing that it has any liability or obligation purported to be created under any Loan Document;

(i)any Security Agreement or any other security document, after delivery thereof pursuant hereto, shall for any reason (other than pursuant to the express terms thereof) fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien in favor of the Collateral Agent for the benefit of the Agents and the Lenders on any Collateral purported to be covered thereby having a value in excess of $500,000;

(j)one or more judgments, orders or awards (or any settlement of any litigation or other proceeding that, if breached, could result in a judgment, order or award) for the payment of money exceeding $500,000 in the aggregate (except to the extent fully covered (other than to the extent of customary deductibles) by insurance pursuant to which the insurer has been notified and has not denied coverage) shall be rendered against any Loan Party or Project Subsidiary Indebtedness Counterparty and remain unsatisfied and (i) enforcement proceedings shall have been commenced by any creditor upon any such judgment, order, award or settlement or (ii) there shall be a period of 10 consecutive days after entry thereof during which (A) a stay of enforcement thereof is not be in effect or (B) the same is not vacated, discharged, stayed or bonded pending appeal;

(k)any Loan Party or Project Subsidiary Indebtedness Counterparty is enjoined, restrained or in any way prevented by the order of any court or any Governmental Authority from conducting, or otherwise ceases to conduct for any reason whatsoever, all or any material part of its business for a period which has or could reasonably be expected to have a Material Adverse Effect;

(l)any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes, for more than 45 consecutive days, the cessation or substantial curtailment of activities of any Loan Party or any Subsidiary of any Loan Party or any Tax Equity Partnership, if any such event or circumstance could reasonably be expected to have a Material Adverse Effect;

(m)[Reserved];

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(n)the indictment of any Loan Party or Project Subsidiary Indebtedness Counterparty under any criminal statute, or commencement of criminal or civil proceedings against any Loan Party or Project Subsidiary Indebtedness Counterparty, pursuant to which statute or proceedings the penalties or remedies sought or available include forfeiture to any Governmental Authority of any material portion of the property of such Person;

(o)any Loan Party or any Subsidiary of any Loan Party sponsors, maintains, contributes to or is, or becomes, obligated (other than an obligation not in excess of $500,000 arising solely from a Loan Party or any Subsidiary of any Loan Party being included as a member of an ERISA Affiliate's control group) to contribute to any Multiemployer Plan or any Employee Plan without the prior written consent of the Agents; or

(p)during the Availability Period, Vivint Solar or any Affiliate of Vivint Solar engages in the Permitted Business directly, or indirectly through any Person other than the Borrower and the Borrower's Subsidiaries; provided, however, that it shall not be an Event of Default under this subsection (p) if Vivint Solar Developer LLC engages in the sale of energy from, or the lease of, residential Generation Systems having not more than one (1) megawatt of aggregate installed nameplate capacity at any time to Generation Consumers in the United States, so long as Vivint Solar Developer LLC transfers each such Generation System to the Borrower or one of its Subsidiaries within 90 days after PTO (as defined in Schedule 1.01(I));

then, and in any such event, the Collateral Agent may, and shall at the request of the Required Lenders, by notice to the Borrower, (i) terminate or reduce all Commitments, whereupon all Commitments shall immediately be so terminated or reduced, (ii) declare all or any portion of the Loans then outstanding to be due and payable, whereupon all or such portion of the aggregate principal of all Loans, all accrued and unpaid interest thereon, all fees and all other amounts payable under this Agreement and the other Loan Documents shall become due and payable immediately, together with the payment of the Applicable Prepayment Premium (if any) with respect to the Loans so repaid, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Loan Party and (iii) exercise any and all of its other rights and remedies under applicable law, hereunder and under the other Loan Documents; provided, however, that upon the occurrence of any Event of Default described in subsection (f) or (g) of this Section 9.01 with respect to any Loan Party, without any notice to any Loan Party or any other Person or any act by any Agent or any Lender, all Commitments shall automatically terminate and all Loans then outstanding, together with all accrued and unpaid interest thereon, all fees and all other amounts due under this Agreement and the other Loan Documents shall become due and payable automatically and immediately, without presentment, demand, protest or notice of any kind, all of which are expressly waived by each Loan Party.

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ARTICLE X

AGENTS

Section 10.01Appointment. Each Lender (and each subsequent maker of any Loan by its making thereof) hereby irrevocably appoints, authorizes and empowers the Administrative Agent and the Collateral Agent to perform the duties of each such Agent as set forth in this Agreement and the other Loan Documents, together with such actions and powers as are reasonably incidental thereto, including:  (i) to receive on behalf of each Lender any payment of principal of or interest on the Loans outstanding hereunder and all other amounts accrued hereunder for the account of the Lenders and paid to such Agent, and, subject to Section 2.02 of this Agreement, to distribute promptly to each Lender its Pro Rata Share of all payments so received; (ii) to distribute to each Lender copies of all material notices and agreements received by such Agent and not required to be delivered to each Lender pursuant to the terms of this Agreement, provided that the Agents shall not have any liability to the Lenders for any Agent's inadvertent failure to distribute any such notices or agreements to the Lenders; (iii) to maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Obligations, the Loans, and related matters and to maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Collateral and related matters; (iv) to execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to this Agreement or any other Loan Document; (v) to make the Loans and Collateral Agent Advances, for such Agent or on behalf of the applicable Lenders as provided in this Agreement or any other Loan Document; (vi) to perform, exercise, and enforce any and all other rights and remedies of the Lenders with respect to the Loan Parties, the Obligations, or otherwise related to any of same to the extent reasonably incidental to the exercise by such Agent of the rights and remedies specifically authorized to be exercised by such Agent by the terms of this Agreement or any other Loan Document; (vii)  to incur and pay such fees necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to this Agreement or any other Loan Document; (viii) subject to Section 10.03, to take such action as such Agent deems appropriate on its behalf to administer the Loans and the Loan Documents and to exercise such other powers delegated to such Agent by the terms hereof or the other Loan Documents (including, without limitation, the power to give or to refuse to give notices, waivers, consents, approvals and instructions and the power to make or to refuse to make determinations and calculations); and (ix) to act with respect to all Collateral under the Loan Documents, including for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations.  As to any matters not expressly provided for by this Agreement and the other Loan Documents (including, without limitation, enforcement or collection of the Loans), the Agents shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), and such instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) shall be binding upon all Lenders and all makers of Loans; provided, however, the Agents shall not be required to take any action which, in the reasonable opinion of

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any Agent, exposes such Agent to liability or which is contrary to this Agreement or any other Loan Document or applicable law.

Section 10.02Nature of Duties; Delegation. (a) The Agents shall have no duties or responsibilities except those expressly set forth in this Agreement or in the other Loan Documents.  The duties of the Agents shall be mechanical and administrative in nature.  The Agents shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Lender.  Nothing in this Agreement or any other Loan Document, express or implied, is intended to or shall be construed to impose upon the Agents any obligations in respect of this Agreement or any other Loan Document except as expressly set forth herein or therein.  Each Lender shall make its own independent investigation of the financial condition and affairs of the Loan Parties in connection with the making and the continuance of the Loans hereunder and shall make its own appraisal of the creditworthiness of the Loan Parties and the value of the Collateral, and the Agents shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into their possession before the initial Loan hereunder or at any time or times thereafter, provided that, upon the reasonable request of a Lender, each Agent shall provide to such Lender any documents or reports delivered to such Agent by the Loan Parties pursuant to the terms of this Agreement or any other Loan Document.  If any Agent seeks the consent or approval of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) to the taking or refraining from taking any action hereunder, such Agent shall send notice thereof to each Lender.  Each Agent shall promptly notify each Lender any time that the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) have instructed such Agent to act or refrain from acting pursuant hereto.

(b)Each Agent may, upon any term or condition it specifies, delegate or exercise any of its rights, powers and remedies under, and delegate or perform any of its duties or any other action with respect to, any Loan Document by or through any trustee, co-agent, employee, attorney-in-fact and any other Person (including any Lender).  Any such Person shall benefit from this Article X to the extent provided by the applicable Agent.

Section 10.03Rights, Exculpation, Etc. The Agents and their directors, officers, agents or employees shall not be liable for any action taken or omitted to be taken by them under or in connection with this Agreement or the other Loan Documents, except for their own gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction.  Without limiting the generality of the foregoing, the Agents (i) may treat the payee of any Loan as the owner thereof until the Collateral Agent receives written notice of the assignment or transfer thereof, pursuant to Section 12.07 hereof, signed by such payee and in form satisfactory to the Collateral Agent; (ii) may consult with legal counsel (including, without limitation, counsel to any Agent or counsel to the Loan Parties), independent public accountants, and other experts selected by any of them and shall not be liable for any action taken or omitted to be taken in good faith by any of them in accordance with the advice of such counsel or experts; (iii) make no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, certificates, warranties or representations made in or in

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connection with this Agreement or the other Loan Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of any Person, the existence or possible existence of any Default or Event of Default, or to inspect the Collateral or other property (including, without limitation, the books and records) of any Person; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and (vi) shall not be deemed to have made any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Collateral Agent's Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Agents be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.  The Agents shall not be liable for any apportionment or distribution of payments made in good faith pursuant to Section 4.03, and if any such apportionment or distribution is subsequently determined to have been made in error, and the sole recourse of any Lender to whom payment was due but not made shall be to recover from other Lenders any payment in excess of the amount which they are determined to be entitled.  The Agents may at any time request instructions from the Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the other Loan Documents the Agents are permitted or required to take or to grant, and if such instructions are promptly requested, the Agents shall be absolutely entitled to refrain from taking any action or to withhold any approval under any of the Loan Documents until they shall have received such instructions from the Required Lenders.  Without limiting the foregoing, no Lender shall have any right of action whatsoever against any Agent as a result of such Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents).

Section 10.04Reliance. Each Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the other Loan Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.

Section 10.05Indemnification. To the extent that any Agent is not reimbursed and indemnified by any Loan Party, and whether or not such Agent has made demand on any Loan Party for the same, the Lenders will, within five days of written demand by such Agent, reimburse such Agent for and indemnify such Agent from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, client charges and expenses of counsel or any other advisor to such Agent), advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against such Agent in any way relating to or arising out of this Agreement or any of the other Loan Documents or any action taken or omitted by such Agent under this Agreement or any of the other Loan Documents, in proportion to each Lender's Pro Rata Share, including, without limitation, advances and disbursements made pursuant to Section 10.08; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses,

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damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements for which there has been a final non-appealable judicial determination that such liability resulted from such Agent's gross negligence or willful misconduct.  The obligations of the Lenders under this Section 10.05 shall survive the payment in full of the Loans and the termination of this Agreement.

Section 10.06Agents Individually. With respect to its Pro Rata Share of the Total Commitment hereunder and the Loans made by it, each Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or maker of a Loan.  The terms "Lenders" or "Required Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity as a Lender or one of the Required Lenders.  Each Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with any Borrower as if it were not acting as an Agent pursuant hereto without any duty to account to the other Lenders.

Section 10.07Successor Agent. (a)  Any Agent may at any time give at least 30 days prior written notice of its resignation to the Lenders and the Borrower.  Upon receipt of any such notice of resignation, the Required Lenders shall have the right to appoint a successor Agent.  If no such successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the "Resignation Effective Date"), then the retiring Agent may (but shall not be obligated to), on behalf of the Lenders, appoint a successor Agent.  Whether or not a successor Agent has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.

(b)With effect from the Resignation Effective Date, (i) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by such Agent on behalf of the Lenders under any of the Loan Documents, the retiring Agent shall continue to hold such collateral security until such time as a successor Agent is appointed) and (ii) all payments, communications and determinations provided to be made by, to or through such retiring Agent shall instead be made by or to each Lender directly, until such time, if any, as a successor Agent shall have been appointed as provided for above.  Upon the acceptance of a successor's Agent's appointment as Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents.  After the retiring Agent's resignation hereunder and under the other Loan Documents, the provisions of this Article, Section 12.04 and Section 12.15 shall continue in effect for the benefit of such retiring Agent in respect of any actions taken or omitted to be taken by it while the retiring Agent was acting as Agent.

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Section 10.08Collateral Matters.

(a)The Collateral Agent may from time to time make such disbursements and advances ("Collateral Agent Advances") which the Collateral Agent, in its sole discretion, deems necessary or desirable to preserve, protect, prepare for sale or lease or dispose of the Collateral or any portion thereof, to enhance the likelihood or maximize the amount of repayment by the Borrower of the Loans and other Obligations, to pay any other amount chargeable to the Borrower pursuant to the terms of this Agreement, including, without limitation, costs, fees and expenses as described in Section 12.04, or to repay on behalf of the Borrower or a Subsidiary any Project Subsidiary Indebtedness in accordance with Article III.  Except as otherwise provided in Article III, the Collateral Agent Advances shall be repayable on demand and be secured by the Collateral and shall bear interest at a rate per annum equal to the rate then applicable to the Loans that are Reference Rate Loans.  The Collateral Agent Advances shall constitute Obligations hereunder which may be charged to the Loan Account in accordance with Section 4.01.  The Collateral Agent shall notify each Lender and the Borrower in writing of each such Collateral Agent Advance, which notice shall include a description of the purpose of such Collateral Agent Advance.  Without limitation to its obligations pursuant to Section 10.05, each Lender agrees that it shall make available to the Collateral Agent, upon the Collateral Agent's demand, in Dollars in immediately available funds, the amount equal to such Lender's Pro Rata Share of each such Collateral Agent Advance.  If such funds are not made available to the Collateral Agent by such Lender, the Collateral Agent shall be entitled to recover such funds on demand from such Lender, together with interest thereon for each day from the date such payment was due until the date such amount is paid to the Collateral Agent, at the Federal Funds Rate for three Business Days and thereafter at the Reference Rate.

(b)The Lenders hereby irrevocably authorize the Collateral Agent, at its option and in its discretion, to release any Lien granted to or held by the Collateral Agent upon any Collateral upon termination of the Total Commitment and payment and satisfaction of all Loans and all other Obligations (other than Contingent Indemnification Obligations) in accordance with the terms hereof; or constituting property being sold or disposed of in the ordinary course of any Loan Party's business or otherwise in compliance with the terms of this Agreement and the other Loan Documents; or constituting property in which the Loan Parties owned no interest at the time the Lien was granted or at any time thereafter; or if approved, authorized or ratified in writing by the Lenders in accordance with Section 12.02.  Upon request by the Collateral Agent at any time, the Lenders will confirm in writing the Collateral Agent's authority to release particular types or items of Collateral pursuant to this Section 10.08(b).

(c)Without in any manner limiting the Collateral Agent's authority to act without any specific or further authorization or consent by the Lenders (as set forth in Section 10.08(b)), each Lender agrees to confirm in writing, upon request by the Collateral Agent, the authority to release Collateral conferred upon the Collateral Agent under Section 10.08(b).  Upon receipt by the Collateral Agent of confirmation from the Lenders of its authority to release any particular item or types of Collateral, and upon prior written request by any Loan Party, the Collateral Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Collateral Agent for the benefit of the Agents and the Lenders upon such Collateral; provided, however,

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that (i) the Collateral Agent shall not be required to execute any such document on terms which, in the Collateral Agent's opinion, would expose the Collateral Agent to liability or create any obligations or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Lien upon (or obligations of any Loan Party in respect of) all interests in the Collateral retained by any Loan Party.

(d)Anything contained in any of the Loan Documents to the contrary notwithstanding, the Loan Parties, each Agent and each Lender hereby agree that (i) no Lender shall have any right individually to realize upon any of the Collateral under any Loan Document or to enforce any Guaranty, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Collateral Agent for the benefit of the Lenders in accordance with the terms thereof, (ii) in the event of a foreclosure by the Collateral Agent on any of the Collateral pursuant to a public or private sale, the Administrative Agent, the Collateral Agent or any Lender may be the purchaser of any or all of such Collateral at any such sale and (iii) the Collateral Agent, as agent for and representative of the Agents and the Lenders (but not any other Agent or any Lender or Lenders in its or their respective individual capacities unless the Required Lenders shall otherwise agree in writing) shall be entitled (either directly or through one or more acquisition vehicles) for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral to be sold (A) at any public or private sale, (B) at any sale conducted by the Collateral Agent under the provisions of the Uniform Commercial Code (including pursuant to Sections 9-610 or 9-620 of the Uniform Commercial Code), (C) at any sale or foreclosure conducted by the Collateral Agent (whether by judicial action or otherwise) in accordance with applicable law or (D) any sale conducted pursuant to the provisions of any Debtor Relief Law (including Section 363 of the Bankruptcy Code), to use and apply all or any of the Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale.

(e)The Collateral Agent shall have no obligation whatsoever to any Lender to assure that the Collateral exists or is owned by the Loan Parties or is cared for, protected or insured or has been encumbered or that the Lien granted to the Collateral Agent pursuant to this Agreement or any other Loan Document has been properly or sufficiently or lawfully created, perfected, protected or enforced or is entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Collateral Agent in this Section 10.08 or in any other Loan Document, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Collateral Agent may act in any manner it may deem appropriate, in its sole discretion, given the Collateral Agent's own interest in the Collateral as one of the Lenders and that the Collateral Agent shall have no duty or liability whatsoever to any other Lender, except as otherwise provided herein.

Section 10.09Agency for Perfection. Each Agent and each Lender hereby appoints each other Agent and each other Lender as agent and bailee for the purpose of perfecting the security interests in and liens upon the Collateral in assets which, in accordance with Article 9 of the Uniform Commercial Code, can be perfected only by possession or control (or where the security interest of a secured party with possession or control has priority over the

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security interest of another secured party) and each Agent and each Lender hereby acknowledges that it holds possession of or otherwise controls any such Collateral for the benefit of the Agents and the Lenders as secured party.  Should the Administrative Agent or any Lender obtain possession or control of any such Collateral, the Administrative Agent or such Lender shall notify the Collateral Agent thereof, and, promptly upon the Collateral Agent's request therefor shall deliver such Collateral to the Collateral Agent or in accordance with the Collateral Agent's instructions.  In addition, the Collateral Agent shall also have the power and authority hereunder to appoint such other sub-agents as may be necessary or required under applicable state law or otherwise to perform its duties and enforce its rights with respect to the Collateral and under the Loan Documents.  Each Loan Party by its execution and delivery of this Agreement hereby consents to the foregoing.

Section 10.10No Reliance on any Agent's Customer Identification Program. Each Lender acknowledges and agrees that neither such Lender, nor any of its Affiliates, participants or assignees, may rely on any Agent to carry out such Lender's, Affiliate's, participant's or assignee's customer identification program, or other requirements imposed by the USA PATRIOT Act or the regulations issued thereunder, including the regulations set forth in 31 C.F.R. §§ 1010.100(yy), (iii), 1020.100, and 1020.220 (formerly 31 C.F.R. § 103.121), as hereafter amended or replaced ("CIP Regulations"), or any other Anti-Terrorism Laws, including any programs involving any of the following items relating to or in connection with any of the Loan Parties, their Affiliates or their agents, the Loan Documents or the transactions hereunder or contemplated hereby:  (1) any identity verification procedures, (2) any recordkeeping, (3) comparisons with government lists, (4) customer notices or (5) other procedures required under the CIP Regulations or other regulations issued under the USA PATRIOT Act.  Each Lender, Affiliate, participant or assignee subject to Section 326 of the USA PATRIOT Act will perform the measures necessary to satisfy its own responsibilities under the CIP Regulations.

Section 10.11No Third Party Beneficiaries. The provisions of this Article are solely for the benefit of the Secured Parties, and no Loan Party shall have rights as a third-party beneficiary of any of such provisions.

Section 10.12No Fiduciary Relationship. It is understood and agreed that the use of the term "agent" herein or in any other Loan Document (or any other similar term) with reference to any Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law.  Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

Section 10.13Reports; Confidentiality; Disclaimers. By becoming a party to this Agreement, each Lender:

(a)is deemed to have requested that each Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report with respect to the Parent or any of its Subsidiaries (each, a "Report") prepared by or at the request of such Agent, and each Agent shall so furnish each Lender with each such Report,

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(b)expressly agrees and acknowledges that the Agents (i) do not make any representation or warranty as to the accuracy of any Reports, and (ii) shall not be liable for any information contained in any Reports,

(c)expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that any Agent or other party performing any audit or examination will inspect only specific information regarding the Parent and its Subsidiaries and will rely significantly upon the Parent's and its Subsidiaries' books and records, as well as on representations of their personnel,

(d)agrees to keep all Reports and other material, non-public information regarding the Parent and its Subsidiaries and their operations, assets, and existing and contemplated business plans in a confidential manner in accordance with Section 12.19, and

(e)without limiting the generality of any other indemnification provision contained in this Agreement, agrees:  (i) to hold any Agent and any other Lender preparing a Report harmless from any action the indemnifying Lender may take or fail to take or any conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to the Borrower, or the indemnifying Lender's participation in, or the indemnifying Lender's purchase of, a loan or loans of the Borrower, and (ii) to pay and protect, and indemnify, defend and hold any Agent and any other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including, attorneys' fees and costs) incurred by any such Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

Section 10.14[Reserved](a)

Section 10.15[Reserved]

Section 10.16[Reserved]

Section 10.17Collateral Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Collateral Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether any Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:

(a)to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Secured Parties (including any claim for the compensation, expenses, disbursements and advances of the Secured Parties and their respective agents and counsel and all other amounts

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due the Secured Parties hereunder and under the other Loan Documents) allowed in such judicial proceeding; and

(b)to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Secured Party to make such payments to the Collateral Agent and, in the event that the Collateral Agent shall consent to the making of such payments directly to the Secured Parties, to pay to the Collateral Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Collateral Agent and its agents and counsel, and any other amounts due the Collateral Agent hereunder and under the other Loan Documents.

ARTICLE XI

GUARANTY

Section 11.01Guaranty. Each Guarantor hereby jointly and severally and unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of the Borrower now or hereafter existing under any Loan Document, whether for principal, interest (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding of any Borrower, whether or not a claim for post-filing interest is allowed in such Insolvency Proceeding) fees, commissions, expense reimbursements, indemnifications or otherwise (such obligations, to the extent not paid by the Borrower, being the "Guaranteed Obligations"), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Secured Parties in enforcing any rights under the guaranty set forth in this Article XI.  Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Borrower to the Secured Parties under any Loan Document but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Borrower.  Notwithstanding any of the foregoing, Guaranteed Obligations shall not include any Excluded Swap Obligations.

Section 11.02Guaranty Absolute. Each Guarantor jointly and severally guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Secured Parties with respect thereto.  Each Guarantor agrees that this Article XI constitutes a guaranty of payment when due and not of collection and waives any right to require that any resort be made by any Agent or any Lender to any Collateral.  The obligations of each Guarantor under this Article XI are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce such obligations, irrespective of whether any action is brought against any Loan Party or whether any Loan Party is joined in any such action or actions.  The liability of each Guarantor under this Article XI shall be irrevocable, absolute and unconditional

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irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

(a)any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

(b)any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or otherwise;

(c)any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

(d)the existence of any claim, set-off, defense or other right that any Guarantor may have at any time against any Person, including, without limitation, any Secured Party;

(e)any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of any Loan Party; or

(f)any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Secured Parties that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety.

This Article XI shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by Secured Parties or any other Person upon the insolvency, bankruptcy or reorganization of any Borrower or otherwise, all as though such payment had not been made.

Section 11.03Waiver. Each Guarantor hereby waives (i) promptness and diligence, (ii) notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Article XI and any requirement that the Secured Parties exhaust any right or take any action against any Loan Party or any other Person or any Collateral, (iii) any right to compel or direct any Secured Party to seek payment or recovery of any amounts owed under this Article XI from any one particular fund or source or to exhaust any right or take any action against any other Loan Party, any other Person or any Collateral, (iv) any requirement that any Secured Party protect, secure, perfect or insure any security interest or Lien on any property subject thereto or exhaust any right to take any action against any Loan Party, any other Person or any Collateral, and (v) any other defense available to any Guarantor.  Each Guarantor agrees that the Secured Parties shall have no obligation to marshal any assets in favor of any Guarantor or against, or in payment of, any or all of the Obligations.  Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein

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and that the waiver set forth in this Section 11.03 is knowingly made in contemplation of such benefits.  Each Guarantor hereby waives any right to revoke this Article XI, and acknowledges that this Article XI is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

Section 11.04Continuing Guaranty; Assignments. This Article XI is a continuing guaranty and shall (a) remain in full force and effect until the later of the cash payment in full of the Guaranteed Obligations (other than indemnification obligations as to which no claim has been made) and all other amounts payable under this Article XI and the Final Maturity Date, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Secured Parties and their successors, pledgees, transferees and assigns.  Without limiting the generality of the foregoing clause (c), any Lender may pledge, assign or otherwise transfer all or any portion of its rights and obligations under this Agreement (including, without limitation, all or any portion of its Commitments, its Loans owing to it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted such Lender herein or otherwise, in each case as provided in Section 12.07.

Section 11.05Subrogation. No Guarantor will exercise any rights that it may now or hereafter acquire against any Loan Party or any other guarantor that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this Article XI, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Secured Parties against any Loan Party or any other guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Loan Party or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations (other than Contingent Indemnity Obligations) and all other amounts payable under this Article XI shall have been paid in full in cash and the Final Maturity Date shall have occurred.  If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the later of the payment in full in cash of the Guaranteed Obligations (other than Contingent Indemnity Obligations) and all other amounts payable under this Article XI and the Final Maturity Date, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Secured Parties to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Article XI, whether matured or unmatured, in accordance with the terms of this Agreement, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Article XI thereafter arising.  If (i) any Guarantor shall make payment to the Secured Parties of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Article XI shall be paid in full in cash and (iii) the Final Maturity Date shall have occurred, the Secured Parties will, at such Guarantor's request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.

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Section 11.06Contribution. All Guarantors desire to allocate among themselves, in a fair and equitable manner, their obligations arising under this Guaranty.  Accordingly, in the event any payment or distribution is made on any date by a Guarantor under this Guaranty such that its Aggregate Payments exceeds its Fair Share as of such date, such Guarantor shall be entitled to a contribution from each of the other Guarantors in an amount sufficient to cause each Guarantor's Aggregate Payments to equal its Fair Share as of such date.  "Fair Share" means, with respect to any Guarantor as of any date of determination, an amount equal to (a) the ratio of (i) the Fair Share Contribution Amount with respect to such Guarantor, to (ii) the aggregate of the Fair Share Contribution Amounts with respect to all Guarantors multiplied by, (b) the aggregate amount paid or distributed on or before such date by all Guarantors under this Guaranty in respect of the obligations Guaranteed.  "Fair Share Contribution Amount" means, with respect to any Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Guarantor under this Guaranty that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any comparable applicable provisions of state law; provided, solely for purposes of calculating the "Fair Share Contribution Amount" with respect to any Guarantor for purposes of this Section 11.06, any assets or liabilities of such Guarantor arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Guarantor.  "Aggregate Payments" means, with respect to any Guarantor as of any date of determination, an amount equal to (A) the aggregate amount of all payments and distributions made on or before such date by such Guarantor in respect of this Guaranty (including, without limitation, in respect of this Section 11.06), minus (B) the aggregate amount of all payments received on or before such date by such Guarantor from the other Guarantors as contributions under this Section 11.06.  The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Guarantor.  The allocation among Guarantors of their obligations as set forth in this Section 11.06 shall not be construed in any way to limit the liability of any Guarantor hereunder.  Each Guarantor is a third party beneficiary to the contribution agreement set forth in this Section 11.06.

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ARTICLE XII

MISCELLANEOUS

Section 12.01Notices, Etc.

(a)Notices Generally.  All notices and other communications provided for hereunder shall be in writing and shall be delivered by hand, sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, telecopier or email.  In the case of notices or other communications to any Loan Party, Administrative Agent or the Collateral Agent, as the case may be, they shall be sent to the respective address set forth below (or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section 12.01):

If to the Borrower or any other Loan Party, to it at the following address:

Vivint Solar Financing Holding, LLC

c/o Vivint Solar, Inc.

3301 N. Thanksgiving Way, Suite 500

Lehi, Utah 84043

Attention: Thomas Plagemann, EVP, Capital Markets

E-mail: Thomas.Plagemann@vivintsolar.com

with a copy to:

Vivint Solar Financing Holding, LLC

c/o Vivint Solar, Inc.

3301 N. Thanksgiving Way, Suite 500

Lehi, Utah 84043

Attention: Vivint Solar Legal Department

E-mail: solarlegal@vivintsolar.com

Facsimile: (801) 765-5746

If to the Administrative Agent or Collateral Agent, to it at the following address:

Highbridge Principal Strategies, LLC

40 West 57th Street, 33rd Floor

New York, NY 10019

Attention: Michael Dorenfeld

Telephone:  [***]

Telecopier:  [***]

Email:  [***]

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in each case, with a copy to:

Schulte Roth & Zabel LLP

919 Third Avenue

New York, New York  10022

Attention:  Ronald B. Risdon

Telephone:  [***]

Telecopier:  [***]

Email:  [***]

All notices or other communications sent in accordance with this Section 12.01, shall be deemed received on the earlier of the date of actual receipt or 3 Business Days after the deposit thereof in the mail; provided that (i) notices sent by overnight courier service shall be deemed to have been given when received and (ii) notices by telecopier or e-mail shall be deemed to have been given when sent and confirmation received (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient); provided further that notices to any Agent pursuant to Article II shall not be effective until received by such Agent.

(b)Electronic Communications.

(i)Each Agent and the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.  Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e‑mail and Internet or intranet websites) pursuant to procedures approved by the Agents; provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Agents that it is incapable of receiving notices under such Article by electronic communication.

(ii)Unless the Administrative Agent otherwise prescribes, (A) notices and other communications sent to an e-mail address shall be deemed received upon the sender's receipt of an acknowledgement from the intended recipient (such as by the "return receipt requested" function, as available, return e-mail or other written acknowledgement), and (B) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (A), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (A) and (B) above, if such notice, email or other communication is not sent during the normal

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business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.

Section 12.02Amendments, Etc. (a) No amendment or waiver of any provision of this Agreement or any other Loan Document (excluding the Fee Letter), and no consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed (x) in the case of an amendment, consent or waiver to cure any ambiguity, omission, defect or inconsistency or granting a new Lien for the benefit of the Agents and the Lenders or extending an existing Lien over additional property, by the Agents and the Borrower, (y) in the case of any other waiver or consent, by the Required Lenders (or by the Collateral Agent with the consent of the Required Lenders) and (z) in the case of any other amendment, by the Required Lenders (or by the Collateral Agent with the consent of the Required Lenders) and the Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall:

(i)increase the Commitment of any Lender, reduce the principal of, or interest on, the Loans payable to any Lender, reduce the amount of any fee payable for the account of any Lender, or postpone or extend any scheduled date fixed for any payment of principal of, or interest or fees on, the Loans payable to any Lender, in each case, without the written consent of such Lender;

(ii)increase the Total Commitment without the written consent of each Lender;

(iii)change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans that is required for the Lenders or any of them to take any action hereunder without the written consent of each Lender;

(iv)amend the definition of "Required Lenders" or "Pro Rata Share" without the written consent of each Lender;

(v)release all or a substantial portion of the Collateral (except as otherwise provided in this Agreement and the other Loan Documents), subordinate any Lien granted in favor of the Collateral Agent for the benefit of the Agents and the Lenders, or release any Borrower or any Guarantor (except as otherwise expressly provided under this Agreement or any other Loan Document), in each case, without the written consent of each Lender; or

(vi)amend, modify or waive Section 4.02, Section 4.03 or this Section 12.02 of this Agreement without the written consent of each Lender.

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Notwithstanding the foregoing, (A) no amendment, waiver or consent shall, unless in writing and signed by an Agent, affect the rights or duties of such Agent (but not in its capacity as a Lender) under this Agreement or the other Loan Documents, and (B) the consent of the Borrower shall not be required to change any order of priority set forth in Section 2.05(d) and Section 4.03.

(b)If any action to be taken by the Lenders hereunder requires the consent, authorization or agreement of all of the Lenders or any Lender affected thereby, and a Lender other than the Collateral Agent and the Administrative Agent and their respective Affiliates and Related Funds (the "Holdout Lender") fails to give its consent, authorization, or agreement, then the Administrative Agent, upon at least 5 Business Days prior irrevocable notice to the Holdout Lender, may permanently replace the Holdout Lender with one or more Replacement Lenders, and the Holdout Lender shall have no right to refuse to be replaced hereunder. Such notice to replace the Holdout Lender shall specify an effective date for such replacement, which date shall not be later than 15 Business Days after the date such notice is given. Prior to the effective date of such replacement, the Holdout Lender and each Replacement Lender shall execute and deliver an Assignment and Acceptance, subject only to the Holdout Lender being repaid its share of the outstanding Obligations without any premium or penalty of any kind whatsoever. If the Holdout Lender shall refuse or fail to execute and deliver any such Assignment and Acceptance prior to the effective date of such replacement, the Holdout Lender shall be deemed to have executed and delivered such Assignment and Acceptance.  The replacement of any Holdout Lender shall be made in accordance with the terms of Section 12.07(b).  Until such time as the Replacement Lenders shall have acquired all of the Obligations, the Commitments, and the other rights and obligations of the Holdout Lender hereunder and under the other Loan Documents, the Holdout Lender shall remain obligated to make its Pro Rata Share of the Loans.

Section 12.03No Waiver; Remedies, Etc. No failure on the part of any Agent or any Lender to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right.  The rights and remedies of the Agents and the Lenders provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.  The rights of the Agents and the Lenders under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Agents and the Lenders to exercise any of their rights under any other Loan Document against such party or against any other Person.

Section 12.04Expenses; Taxes; Attorneys' Fees. Subject to Section 3 of the Proposal Letter, the Borrower will pay on demand, all costs and expenses incurred by or on behalf of each Agent (and, in the case of clauses (b) through (o) below, each Lender), regardless of whether the transactions contemplated hereby are consummated, including, without limitation, reasonable fees, costs, client charges and expenses of counsel for each Agent (and, in the case of clauses (b) through (n) below, each Lender), accounting, due diligence, periodic field audits, physical counts, valuations, investigations, searches and filings, monitoring of assets, appraisals of Collateral, the rating of the Loans, title searches and reviewing environmental assessments, miscellaneous disbursements, examination, travel, lodging and meals, arising from or relating to:

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(a) the negotiation, preparation, execution, delivery, performance and administration of this Agreement and the other Loan Documents (including, without limitation, the preparation of any additional Loan Documents pursuant to Section 7.01(b) or the review of any of the agreements, instruments and documents referred to in Section 7.01(f)), (b) any requested amendments, waivers or consents to this Agreement or the other Loan Documents whether or not such documents become effective or are given, (c) the preservation and protection of the Agents' or any of the Lenders' rights under this Agreement or the other Loan Documents, (d) the defense of any claim or action asserted or brought against any Agent or any Lender by any Person that arises from or relates to this Agreement, any other Loan Document, the Agents' or the Lenders' claims against any Loan Party, or any and all matters in connection therewith, (e) the commencement or defense of, or intervention in, any court proceeding arising from or related to this Agreement or any other Loan Document, (f) the filing of any petition, complaint, answer, motion or other pleading by any Agent or any Lender, or the taking of any action in respect of the Collateral or other security, in connection with this Agreement or any other Loan Document, (g) the protection, collection, lease, sale, taking possession of or liquidation of, any Collateral or other security in connection with this Agreement or any other Loan Document, (h) any attempt to enforce any Lien or security interest in any Collateral or other security in connection with this Agreement or any other Loan Document, (i) any attempt to collect from any Loan Party, (j) all liabilities and costs arising from or in connection with the past, present or future operations of any Loan Party involving any damage to real or personal property or natural resources or harm or injury alleged to have resulted from any Release of Hazardous Materials on, upon or into such property, (k) any Environmental Liabilities and Costs incurred in connection with the investigation, removal, cleanup and/or remediation of any Hazardous Materials present or arising out of the operations of any Loan Party, (l) any Environmental Liabilities and Costs incurred in connection with any Environmental Lien, or (m) the receipt by any Agent or any Lender of any advice from professionals with respect to any of the foregoing.  Without limitation of the foregoing or any other provision of any Loan Document:  (x) the Borrower agrees to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter determined by any Agent or any Lender to be payable in connection with this Agreement or any other Loan Document, and the Borrower agrees to save each Agent and each Lender harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions, (y) the Borrower agrees to pay all broker fees that may become due in connection with the transactions contemplated by this Agreement and the other Loan Documents, and (z) if the Borrower fails to perform any covenant or agreement contained herein or in any other Loan Document, any Agent may itself perform or cause performance of such covenant or agreement, and the expenses of such Agent incurred in connection therewith shall be reimbursed on demand by the Borrower.  The obligations of the Borrower under this Section 12.04 shall survive the repayment of the Obligations and discharge of any Liens granted under the Loan Documents.

Section 12.05Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, any Agent or any Lender may, and is hereby authorized to, at any time and from time to time, without notice to any Loan Party (any such notice being expressly waived by the Loan Parties) and to the fullest extent permitted by law, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Agent or such Lender or any of their respective

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Affiliates to or for the credit or the account of any Loan Party against any and all obligations of the Loan Parties either now or hereafter existing under any Loan Document, irrespective of whether or not such Agent or such Lender shall have made any demand hereunder or thereunder and although such obligations may be contingent or unmatured; provided that in the event that any Defaulting Lender shall exercise any such right of set-off, (a) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 4.04 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Agents and the Lenders, and (b) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of set-off.  Each Agent and each Lender agrees to notify such Loan Party promptly after any such set-off and application made by such Agent or such Lender or any of their respective Affiliates; provided that the failure to give such notice shall not affect the validity of such set-off and application.  The rights of the Agents and the Lenders under this Section 12.05 are in addition to the other rights and remedies (including other rights of set-off) which the Agents and the Lenders may have under this Agreement or any other Loan Documents of law or otherwise.

Section 12.06Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 12.07Assignments and Participations.

(a)This Agreement and the other Loan Documents shall be binding upon and inure to the benefit of each Loan Party and each Agent and each Lender and their respective successors and assigns; provided, however, that none of the Loan Parties may assign or transfer any of its rights hereunder or under the other Loan Documents without the prior written consent of each Lender and any such assignment without the Lenders' prior written consent shall be null and void.

(b)Subject to the conditions set forth in clause (c) below, each Lender may, with the written consent of the Collateral Agent (not to be unreasonably withheld or delayed) assign to one or more other lenders or other entities all or a portion of its rights and obligations under this Agreement with respect to:

(i)all or a portion of its unfunded Tranche A Term Loan Commitment,

(ii)all or a portion of any Tranche A Term Loan made by it,

(iii)all or a portion of its unfunded Tranche B Term Loan Commitment; or

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(iv)all or a portion of the Tranche B Term Loans made by it;

provided, however, that (A) no written consent of the Collateral Agent shall be required if such assignment is in connection with any merger, consolidation, sale, transfer, or other disposition of all or any substantial portion of the business or loan portfolio of such Lender and (B) no written consent of the Collateral Agent or the Borrower shall be required if such assignment is to an Affiliate or a Related Fund of such Lender. A Lender may assign the Loans a Class that it has made without assigning its unfunded Commitment with respect to that Class.

(c)Assignments shall be subject to the following additional conditions:

(i)Each such assignment shall be in an amount which is at least $1,000,000 or a multiple of $500,000 in excess thereof (or the remainder of such Lender's Commitment or outstanding Loans of the relevant Class) (except such minimum amount shall not apply to an assignment by a Lender to (A) a Lender, an Affiliate of such Lender or a Related Fund of such Lender or (B) a group of new Lenders, each of whom is an Affiliate or Related Fund of each other to the extent the aggregate amount to be assigned to all such new Lenders is at least $5,000,000 or a multiple of $1,000,000 in excess thereof);

(ii)The parties to each such assignment shall execute and deliver to the Collateral Agent, for its acceptance, an Assignment and Acceptance, together with any promissory note subject to such assignment and such parties shall deliver to the Collateral Agent, for the benefit of the Collateral Agent, a processing and recordation fee of $5,000 (except the payment of such fee shall not be required in connection with an assignment by a Lender to a Lender, an Affiliate of a Lender or a Related Fund of a Lender);

(iii)No such assignment shall be made to (A) any Loan Party, any Permitted Holder, or any of their respective Affiliates or (B) any Defaulting Lender or any of its Affiliates, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B);

(iv)No assignment may be made to a natural person or (unless an Event of Default has occurred and is continuing) a Disqualified Institution; and

(v)No assignment of any unfunded commitment may be made to any Person that is not an Eligible Assignee.

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(d)Upon such execution, delivery and acceptance, from and after the effective date specified in each Assignment and Acceptance and recordation on the Register, which effective date shall be at least 3 Business Days after the delivery thereof to the Collateral Agent (or such shorter period as shall be agreed to by the Collateral Agent and the parties to such assignment), (A) the assignee thereunder shall become a "Lender" hereunder and, in addition to the rights and obligations hereunder held by it immediately prior to such effective date, have the rights and obligations hereunder that have been assigned to it pursuant to such Assignment and Acceptance and (B) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

(e)By executing and delivering an Assignment and Acceptance, the assigning Lender and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows:  (i) other than as provided in such Assignment and Acceptance, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto; (ii) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or any of its Subsidiaries or the performance or observance by any Loan Party of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement and the other Loan Documents, together with such other documents and information it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the assigning Lender, any Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (v) such assignee appoints and authorizes the Agents to take such action as agents on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agents by the terms hereof and thereof, together with such powers as are reasonably incidental hereto and thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the other Loan Documents are required to be performed by it as a Lender.

(f)The Administrative Agent shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain, or cause to be maintained at the Payment Office, a copy of each Assignment and Acceptance delivered to and accepted by it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Commitments of, and the principal amount of the Loans (and stated interest thereon) of each Class (the "Registered Loans")  owing to, each Lender from time to time.  The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agents and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement.  The Register shall be available for inspection by

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the Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice.

(g)Upon receipt by the Administrative Agent of a completed Assignment and Acceptance, and subject to any consent required from the Collateral Agent pursuant to Section 12.07(b) (which consent of the Collateral Agent must be evidenced by the Collateral Agent's execution of an acceptance to such Assignment and Acceptance), the Administrative Agent shall accept such assignment, record the information contained therein in the Register (as adjusted to reflect any principal payments on or amounts capitalized and added to the principal balance of the Loans and/or Commitment reductions made subsequent to the effective date of the applicable assignment, as confirmed in writing by the corresponding assignor and assignee in conjunction with delivery of the assignment to the Administrative Agent) and provide to the Collateral Agent a copy of the fully executed Assignment and Acceptance.

(h)A Registered Loan (and the registered note, if any, evidencing the same) may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register (and each registered note shall expressly so provide).  Any assignment or sale of all or part of such Registered Loan (and the registered note, if any, evidencing the same) may be effected only by registration of such assignment or sale on the Register, together with the surrender of the registered note, if any, evidencing the same duly endorsed by (or accompanied by a written instrument of assignment or sale duly executed by) the holder of such registered note, whereupon, at the request of the designated assignee(s) or transferee(s), one or more new registered notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s).  Prior to the registration of assignment or sale of any Registered Loan (and the registered note, if any, evidencing the same), the Agents shall treat the Person in whose name such Registered Loan (and the registered note, if any, evidencing the same) is registered on the Register as the owner thereof for the purpose of receiving all payments thereon, notwithstanding notice to the contrary.

(i)In the event that any Lender sells participations in a Registered Loan, such Lender shall, acting for this purpose as a non-fiduciary agent on behalf of the Borrower, maintain, or cause to be maintained, a register, on which it enters the name of all participants in the Registered Loans held by it and the principal amount (and stated interest thereon) of the portion of the Registered Loan that is the subject of the participation (the "Participant Register").  A Registered Loan (and the registered note, if any, evidencing the same) may be participated in whole or in part only by registration of such participation on the Participant Register (and each registered note shall expressly so provide).  Any participation of such Registered Loan (and the registered note, if any, evidencing the same) may be effected only by the registration of such participation on the Participant Register.  The Participant Register shall be available for inspection by the Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice.

(j)Any Non-U.S. Lender who purchases or is assigned or participates in any portion of such Registered Loan shall comply with Section 2.09(d).

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(k)Each Lender may sell participations to one or more banks or other entities (other than a Disqualified Institution unless an Event of Default has occurred and is continuing) in or to all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Commitments and the Loans made by it); provided that (i) such Lender's obligations under this Agreement (including without limitation, its Commitments hereunder) and the other Loan Documents shall remain unchanged; (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and the Borrower, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents; and (iii) a participant shall not be entitled to require such Lender to take or omit to take any action or to consent to such Lender taking any action hereunder except (A) action directly effecting an extension of the maturity dates or decrease in the principal amount of the Loans, (B) action directly effecting an extension of the due dates or a decrease in the rate of interest payable on the Loans or the fees payable under this Agreement, or (C) actions directly effecting a release of all or a substantial portion of the Collateral or any Loan Party (except as set forth in Section 10.08 of this Agreement or any other Loan Document).  The Loan Parties agree that each participant shall be entitled to the benefits of Section 2.09 and Section 2.10 of this Agreement with respect to its participation in any portion of the Commitments and the Loans as if it was a Lender.

(l)Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or loans made to such Lender pursuant to securitization or similar credit facility (a "Securitization"); provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.  The Loan Parties shall provide such information as may be reasonably requested by such Lender in connection with the rating of its Loans or the Securitization.

(m)Participants will not be entitled to any greater payment under Sections 2.09, 2.10 or 2.11 than the applicable Lender would have been entitled to receive with respect to the participation sold to such participant.

(n)Notwithstanding anything in this Agreement or the other Loan Documents, except as expressly set forth above in subsection (c)(iii) and (c)(iv) of this Section 12.07, there shall be no limitation or restriction on (I) the ability of any Lender to assign or otherwise transfer its rights and/or obligations under this Agreement or any Loan Document, any Commitment, or any Loan to any lender to or financing or funding source of a Lender or (II) any such lender’s or funding or financing source’s ability to assign or otherwise transfer its rights and/or obligations under this Agreement or any Loan Document, any Commitment, or any Loan; provided, however, that the assigning Lender shall continue to be liable as a “Lender” under this Agreement and the Lender Documents unless the assignee complies with the provisions of this Agreement to become a “Lender.”

Section 12.08Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be

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deemed to be an original, but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Agreement by telecopier or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by telecopier or electronic mail also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.  The foregoing shall apply to each other Loan Document mutatis mutandis.

Section 12.09GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

Section 12.10CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE.

(a)ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH LOAN PARTY HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.  EACH LOAN PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY ANY MEANS PERMITTED BY APPLICABLE LAW, INCLUDING, WITHOUT LIMITATION, BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE ADMINISTRATIVE BORROWER AT ITS ADDRESS FOR NOTICES AS SET FORTH IN SECTION 12.01, SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING.  THE LOAN PARTIES AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENTS AND THE LENDERS TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY LOAN PARTY IN ANY OTHER JURISDICTION.  EACH LOAN PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  TO THE EXTENT THAT ANY LOAN PARTY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY

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FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH LOAN PARTY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

Section 12.11WAIVER OF JURY TRIAL, ETC. EACH LOAN PARTY, EACH AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  EACH LOAN PARTY CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF ANY AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ANY AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS.  EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS AND THE LENDERS ENTERING INTO THIS AGREEMENT.

Section 12.12Consent by the Agents and Lenders. Except as otherwise expressly set forth herein to the contrary or in any other Loan Document, if the consent, approval, satisfaction, determination, judgment, acceptance or similar action (an "Action") of any Agent or any Lender shall be permitted or required pursuant to any provision hereof or any provision of any other agreement to which any Loan Party is a party and to which any Agent or any Lender has succeeded thereto, such Action shall be required to be in writing and may be withheld or denied by such Agent or such Lender, in its sole discretion, with or without any reason, and without being subject to question or challenge on the grounds that such Action was not taken in good faith.

Section 12.13No Party Deemed Drafter. Each of the parties hereto agrees that no party hereto shall be deemed to be the drafter of this Agreement.

Section 12.14Reinstatement; Certain Payments. If any claim is ever made upon any Secured Party for repayment or recovery of any amount or amounts received by such Secured Party in payment or on account of any of the Obligations, such Secured Party shall give prompt notice of such claim to each other Agent and Lender and the Borrower, and if such Secured Party repays all or part of such amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such Secured Party or any of its property, or (ii) any good faith settlement or compromise of any such claim effected by such Secured Party with any such claimant, then and in such event each Loan Party agrees that (A)

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any such judgment, decree, order, settlement or compromise shall be binding upon it notwithstanding the cancellation of any Indebtedness hereunder or under the other Loan Documents or the termination of this Agreement or the other Loan Documents, and (B) it shall be and remain liable to such Secured Party hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by such Secured Party.

Section 12.15Indemnification; Limitation of Liability for Certain Damages.

(a)In addition to each Loan Party's other Obligations under this Agreement, each Loan Party agrees to, jointly and severally, defend, protect, indemnify and hold harmless each Secured Party and all of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively called the "Indemnitees") from and against any and all losses, damages, liabilities, obligations, penalties, fees, reasonable costs and expenses (including, without limitation, reasonable attorneys' fees, costs and expenses) incurred by such Indemnitees, whether prior to or from and after the Effective Date, whether direct, indirect or consequential, as a result of or arising from or relating to or in connection with any of the following:  (i) the negotiation, preparation, execution or performance or enforcement of this Agreement, any other Loan Document or of any other document executed in connection with the transactions contemplated by this Agreement, (ii) any Agent's or any Lender's furnishing of funds to the Borrower under this Agreement or the other Loan Documents, including, without limitation, the management of any such Loans or the Borrower's use of the proceeds thereof, (iii) the Agents and the Lenders relying on any instructions of the Borrower or the handling of the Loan Account and Collateral of the Borrower as herein provided, (iv) any matter relating to the financing transactions contemplated by this Agreement or the other Loan Documents or by any document executed in connection with the transactions contemplated by this Agreement or the other Loan Documents, or (v) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto (collectively, the "Indemnified Matters"); provided, however, that the Loan Parties shall not have any obligation to any Indemnitee under this subsection (a) for any Indemnified Matter caused by the gross negligence or willful misconduct of such Indemnitee, as determined by a final non-appealable judgment of a court of competent jurisdiction, or for disputes among Indemnitees.

(b)The indemnification for all of the foregoing losses, damages, fees, costs and expenses of the Indemnitees set forth in this Section 12.15 are chargeable against the Loan Account.  To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 12.15 may be unenforceable because it is violative of any law or public policy, each Loan Party shall, jointly and severally, contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees.

(c)No Loan Party shall assert, and each Loan Party hereby waives, any claim against the Indemnitees, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) (whether or not the claim therefor is based on contract, tort or duty imposed by any applicable legal requirement) arising out of, in connection with, as a result of, or in any way related to, this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby or referred to herein or therein, the

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transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof or any act or omission or event occurring in connection therewith, and each Loan Party hereby waives, releases and agrees not to sue upon any such claim or seek any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

(d)The indemnities and waivers set forth in this Section 12.15 shall survive the repayment of the Obligations and discharge of any Liens granted under the Loan Documents.

Section 12.16Records. The unpaid principal of and interest on the Loans, the interest rate or rates applicable to such unpaid principal and interest, the duration of such applicability, the Commitments, and the accrued and unpaid fees payable pursuant to Section 2.06 hereof, including, without limitation, the fees set forth in the Fee Letter and the Applicable Prepayment Premium, shall at all times be ascertained from the records of the Agents, which shall be conclusive and binding absent manifest error.

Section 12.17Binding Effect. This Agreement shall become effective when it shall have been executed by each Loan Party, each Agent and each Lender and when the conditions precedent set forth in Section 5.01 hereof have been satisfied or waived in writing by the Agents, and thereafter shall be binding upon and inure to the benefit of each Loan Party, each Agent and each Lender, and their respective successors and assigns, except that the Loan Parties shall not have the right to assign their rights hereunder or any interest herein without the prior written consent of each Agent and each Lender, and any assignment by any Lender shall be governed by Section 12.07 hereof.

Section 12.18Highest Lawful Rate. It is the intention of the parties hereto that each Agent and each Lender shall conform strictly to usury laws applicable to it.  Accordingly, if the transactions contemplated hereby or by any other Loan Document would be usurious as to any Agent or any Lender under laws applicable to it (including the laws of the United States of America and the State of New York or any other jurisdiction whose laws may be mandatorily applicable to such Agent or such Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in this Agreement or any other Loan Document or any agreement entered into in connection with or as security for the Obligations, it is agreed as follows:  (i) the aggregate of all consideration which constitutes interest under law applicable to any Agent or any Lender that is contracted for, taken, reserved, charged or received by such Agent or such Lender under this Agreement or any other Loan Document or agreements or otherwise in connection with the Obligations shall under no circumstances exceed the maximum amount allowed by such applicable law, any excess shall be canceled automatically and if theretofore paid shall be credited by such Agent or such Lender on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by such Agent or such Lender, as applicable, to the Borrower); and (ii) in the event that the maturity of the Obligations is accelerated by reason of any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Agent or any Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall, subject to the last sentence of this Section 12.18, be canceled

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automatically by such Agent or such Lender, as applicable, as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Agent or such Lender, as applicable, on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by such Agent or such Lender to the Borrower).  All sums paid or agreed to be paid to any Agent or any Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to such Agent or such Lender, be amortized, prorated, allocated and spread throughout the full term of the Loans until payment in full so that the rate or amount of interest on account of any Loans hereunder does not exceed the maximum amount allowed by such applicable law.  If at any time and from time to time (x) the amount of interest payable to any Agent or any Lender on any date shall be computed at the Highest Lawful Rate applicable to such Agent or such Lender pursuant to this Section 12.18 and (y) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Agent or such Lender would be less than the amount of interest payable to such Agent or such Lender computed at the Highest Lawful Rate applicable to such Agent or such Lender, then the amount of interest payable to such Agent or such Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to such Agent or such Lender until the total amount of interest payable to such Agent or such Lender shall equal the total amount of interest which would have been payable to such Agent or such Lender if the total amount of interest had been computed without giving effect to this Section 12.18.

For purposes of this Section 12.18, the term "applicable law" shall mean that law in effect from time to time and applicable to the loan transaction between the Borrower, on the one hand, and the Agents and the Lenders, on the other, that lawfully permits the charging and collection of the highest permissible, lawful non-usurious rate of interest on such loan transaction and this Agreement, including laws of the State of New York and, to the extent controlling, laws of the United States of America.

The right to accelerate the maturity of the Obligations does not include the right to accelerate any interest that has not accrued as of the date of acceleration.

Section 12.19Confidentiality. Each Agent and each Lender agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with its customary procedures for handling confidential information of this nature and in accordance with safe and sound practices of comparable commercial finance companies, any non-public information supplied to it by the Loan Parties pursuant to this Agreement or the other Loan Documents (and which at the time is not, and does not thereafter become, publicly available or available to such Person from another source not known to be subject to a confidentiality obligation to such Person not to disclose such information), provided that nothing herein shall limit the disclosure by any Agent or any Lender of any such information (i) to its Affiliates and to its and its Affiliates' respective equityholders (including, without limitation, partners), directors, officers, employees, agents, trustees, counsel, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential in accordance with this Section 12.19); (ii) to any other party hereto; (iii) to any assignee or participant (or prospective assignee or participant) or any party to a

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Securitization so long as such assignee or participant (or prospective assignee or participant) or party to a Securitization first agrees, in writing, to be bound by confidentiality provisions similar in substance to this Section 12.19; (iv) to the extent required by any Requirement of Law or judicial process or as otherwise requested by any Governmental Authority, provided that such Agent or Lender shall, to the extent practical and not prohibited by applicable law, (A) promptly notify the Borrower prior to such disclosure and (B)  make such requests to resist or narrow such requirement or request as the Borrower may reasonably request (it being understood and agreed that, notwithstanding the foregoing, no Agent or Lender shall be required to commence or prosecute any action or proceeding); (v) to the National Association of Insurance Commissioners or any similar organization, any examiner, auditor or accountant or any nationally recognized rating agency or otherwise to the extent consisting of general portfolio information that does not identify Loan Parties; (vi) in connection with any litigation to which any Agent or any Lender is a party; (vii) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder; or (viii) with the consent of the Borrower.

Section 12.20Public Disclosure. Each Loan Party agrees that neither it nor any Affiliate will now or in the future issue any press release or other public disclosure using the name of an Agent, any Lender or any of their respective Affiliates or referring to this Agreement or any other Loan Document without the prior consent of such Agent or such Lender, except to the extent that such Loan Party or such Affiliate is required to do so under applicable law (in which event, such Loan Party or such Affiliate will consult with such Agent or such Lender before issuing such press release or other public disclosure).  Each Loan Party hereby authorizes each Agent and each Lender, after consultation with the Borrower, to make announcements commonly known as tombstones in such trade publications, business journals, newspapers of general circulation and to such selected parties as such Agent or such Lender shall deem appropriate.

Section 12.21Integration. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

Section 12.22USA PATRIOT Act. Each Lender that is subject to the requirements of the USA PATRIOT Act hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies the entities composing the Borrower, which information includes the name and address of each such entity and other information that will allow such Lender to identify the entities composing the Borrower in accordance with the USA PATRIOT Act.  Each Loan Party agrees to take such action and execute, acknowledge and deliver at its sole cost and expense, such instruments and documents as any Lender may reasonably require from time to time in order to enable such Lender to comply with the USA PATRIOT Act.

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Section 12.23Mitigation Obligation; Replacement of Lenders.

(a)If any Lender requests compensation under Section 2.10, or any Loan Party is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.09, or if any Lender gives a notice pursuant to Section 2.11, then such Lender shall, as applicable, use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder, to assign its rights and obligations hereunder to another of its offices, branches or affiliates or to take such other actions as such Lender determines, if, in the good faith judgment of such Lender, such designation, assignment or other action (i) would eliminate or reduce amounts payable pursuant to Section 2.09 or 2.10, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 2.11, as applicable, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and such Lender would not suffer any economic, legal or regulatory disadvantage in any material respect. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b)If (i) any Lender requests compensation under Section 2.10, or (ii) any Loan Party is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.09, then the Borrower may, at their sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 12.07), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that:

(A)the assignment fee specified in Section 12.07(c) shall have been paid or waived;

(B)such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 2.08) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

(C)in the case of any such assignment resulting from a claim for compensation under Section 2.10 or payments required to be made pursuant to Section 2.09, such assignment will result in the elimination of such compensation or payments thereafter; and

(D)such assignment does not conflict with any applicable Requirement of Law.

(c)A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

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Section 12.24Release of Liens. (a) Upon the date on which all of the Obligations (other than Contingent Indemnification Obligations) have been paid in full in immediately available funds and all Commitments have been terminated, (b) in the event any property of any Loan Party is conveyed, sold, leased, assigned, transferred or disposed of in a Permitted Disposition (other than a Permitted Disposition to another Loan Party) or (c) in the case of a transaction permitted under this Agreement the result of which is that a Loan Party ceases to be a Subsidiary hereunder, the Collateral Agent shall, in the case of clauses (a), (b) and (c), upon the Borrower's request and at the Borrower's expense, without any representation, warranty or recourse whatsoever, (A) promptly return to the Borrower (or whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct) the Collateral (in the case of clause (a)), the Collateral transferred pursuant to the Permitted Disposition (in the case of clause (b)) or the Collateral owned by the applicable Subsidiary (in the case of clause (c)) and (B) promptly execute and deliver to the Borrower such documents, in form and substance reasonably satisfactory to Collateral Agent, as the Borrower shall reasonably request to evidence such release (including, in the case of clause (c), a release of the Guaranty of the applicable Subsidiary).

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:

VIVINT SOLAR FINANCING HOLDINGS, LLC
By:	/s/ Thomas Plagemann
Name: Thomas Plagemann
Title: Executive Vice President, Capital Markets

PARENT:

VIVINT SOLAR FINANCING HOLDINGS PARENT, LLC.

By:	/s/ Thomas Plagemann
Name: Thomas Plagemann
Title: Executive Vice President, Capital Markets

GUARANTOR:

VIVINT SOLAR FUND XI MANAGER, LLC.

By:	/s/ Thomas Plagemann
Name: Thomas Plagemann
Title: Executive Vice President, Capital Markets

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COLLATERAL AGENT AND ADMINISTRATIVE AGENT:
HIGHBRIDGE PRINCIPAL STRATEGIES, LLC

By:	/s/ Michael Patterson
Name: Michael Patterson
Title: Managing Director

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LENDERS:

HIGHBRIDGE PRINCIPAL STRATEGIES – SPECIALTY LOAN FUND III, L.P. By: Highbridge Principal Strategies, LLC its Investment Manager

By:	/s/ Michael Patterson
Name: Michael Patterson
Title: Managing Director

HPS – SPECIALTY LOAN SECTOR D INVESTMENT FUND, L.P. By: Highbridge Principal Strategies, LLC, as Investment Manager

By:	/s/ Michael Patterson
Name: Michael Patterson
Title: Managing Director

HIGHBRIDGE SPECIALTY LOAN INSTITUTIONAL HOLDINGS LIMITED By: Highbridge Principal Strategies, LLC, as Investment Manager

By:	/s/ Michael Patterson
Name: Michael Patterson
Title: Managing Director

HIGHBRIDGE PRINCIPAL STRATEGIES – SPECIALTY LOAN INSTITUTIONAL FUND III, L.P. By: Highbridge Principal Strategies, LLC, as Investment Manager

By:	/s/ Michael Patterson
Name: Michael Patterson
Title: Managing Director

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HIGHBRIDGE PRINCIPAL STRATEGIES – SPECIALTY LOAN VG FUND, L.P. By: Highbridge Principal Strategies, LLC its Investment Manager

By:	/s/ Michael Patterson
Name: Michael Patterson
Title: Managing Director

HIGHBRIDGE PRINCIPAL STRATEGIES – NDT SENIOR LOAN FUND L.P. By: Highbridge Principal Strategies, LLC, as Investment Manager

By:	/s/ Michael Patterson
Name: Michael Patterson
Title: Managing Director

HIGHBRIDGE AIGUILLES ROUGES SECTOR A INVESTMENT FUND, L.P. By: Highbridge Principal Strategies, LLC, as Investment Manager

By:	/s/ Michael Patterson
Name: Michael Patterson
Title: Managing Director

RELIANCE STANDARD LIFE INSURANCE COMPANY By: Highbridge Principal Strategies, LLC, as Investment Manager

By:	/s/ Michael Patterson
Name: Michael Patterson
Title: Managing Director

PHILADELPHIA INDEMNITY INSURANCE COMPANY By: Highbridge Principal Strategies, LLC its Investment Manager

By:	/s/ Michael Patterson
Name: Michael Patterson
Title: Managing Director

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TOKIO MILLENIUM RE AG By: Highbridge Principal Strategies, LLC, as Investment Manager

By:	/s/ Michael Patterson
Name: Michael Patterson
Title: Managing Director

HAP SPECIALTY LOAN FUND – CX, L.P. By: Highbridge Principal Strategies, LLC, as Investment Manager

By:	/s/ Michael Patterson
Name: Michael Patterson
Title: Managing Director

HPS – CACTUS DIRECT LENDING FUND, L.P. By: Highbridge Principal Strategies, LLC, as Investment Manager

By:	/s/ Michael Patterson
Name: Michael Patterson
Title: Managing Director

HPS PRIVATE LOAN OPPORTUNITIES FUND, L.P. By: Highbridge Principal Strategies, LLC its Investment Manager

By:	/s/ Michael Patterson
Name: Michael Patterson
Title: Managing Director

HP – RED CEDAR FUND, L.P. By: Highbridge Principal Strategies, LLC, as Investment Manager

By:	/s/ Michael Patterson
Name: Michael Patterson
Title: Managing Director

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Schedule 1.01(A)

Lenders	Tranche A Term Loan Commitment	Tranche B Term Loan Commitment	Total Commitment
	$	$	$
	$	$	$
	$	$	$
	$	$	$
	$	$	$
	$	$	$
Total	$75,000,000.00	$125,000,000.00	$200,000,000.00

Sched. 1.01(A) - 1

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Schedule 1.01(C)

Disqualified Institutions

Any Person (i) which is, or whose Affiliate is, then a party adverse in any pending, or threatened in writing, action, suit or proceeding to the Borrower or Vivint Solar or an Affiliate thereof, if the Borrower shall not have consented to the assignment to such Person; or (ii) which is, or whose Affiliate is, a Person (a) directly or indirectly engaged in owning, managing, operating, maintaining or developing solar photovoltaic systems for use in residential or commercial applications or (b) directly and primarily engaged in the provision of home security or automation; provided, that a Person who is involved in such activities solely as a result of such Person, directly or through an Affiliate, making passive investments in such activities shall not be considered a “Disqualified Institution” hereunder so long as the Agent ensures that such Person has in place procedures to prevent any Affiliate of such Person that is not merely a passive investor from acquiring confidential information relating to the Borrower and its Affiliates.

Sched. 1.01(C) - 1

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Schedule 1.01(D)

Excluded Accounts

None.

Sched. 1.01(D) - 1

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Schedule 1.01(E)

Debt Service Reserve Account

Bank: [***]

Account Name: [***]

Account Number: [***]

ABA Routing Number: [***]

Ref: [***]

Sched. 1.01(E) - 1

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Schedule 1.01(H)

Advance Model

See attached file “Vivint Solar Aggregation Model – 2016-03-14.xlsm”.

Sched. 1.01(H) - 1

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Schedule 1.01(I)

Eligibility Representations

1.

Accuracy of System Information: The System Information for the Generation System is complete, accurate, true and correct in all material respects and does not omit any necessary information that makes such entry misleading.

2.

Customer Agreement: The Customer Agreement signed by a Generation Consumer relating to such Generation System (x) is substantially in the form of (A) as of the Effective Date, one of the forms of Customer Agreements as delivered by or on behalf of Borrower to Administrative Agent prior to the Effective Date and (B) with respect to a Subject Fund added after the Effective Date, one of the Approved Form Agreements and (y) complies with and satisfies the following conditions:

a.

Customer Agreement:  The related Customer Agreement provides that an affiliate of Borrower agrees to design, procure and install and maintain and repair Generation Systems (subject to force majeure exceptions) at the property specified in such Customer Agreement for no charge (other than any fees related to activation, removal and reinstallation of the system, or other fees as set forth in the form of Customer Agreements as delivered by or on behalf of Borrower to Administrative Agent or the Approved Form Agreements, as applicable) over the term of the contract other than for power purchases or lease payments, and the Generation Consumer agrees to purchase electric energy produced by such Generation Systems or lease such Generation Systems.

b.

Payments in U.S. Dollars:  The related Generation Consumer is obligated per the terms of the related Customer Agreement to make payments in U.S. dollars to the counterparty of the related Customer Agreement.

c.

Absolute and Unconditional Obligation:  The related Customer Agreement is by its terms an absolute and unconditional obligation of the Generation Consumer to pay for electricity generated and delivered, or that will be generated and delivered, by the related Generation System to such Generation Consumer after the related Generation System has received permission to operate from the local utility in writing or in such other form as is customarily given by such local utility ("PTO"), and such payment obligations under the related Customer Agreement do not provide for offset for any reason.

d.

Non-cancelable; Prepayable:  The related Customer Agreement is non-cancelable by its terms after the start of installation of the Generation System and, other than with respect to Customer Agreements that have been fully prepaid or partially prepaid prior to the applicable Borrowing

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Date (as that term is defined in the Aggregation Facility), prepayable only in connection with (i) a Generation Consumer default or (ii) a Generation Consumer selling their home to a transferee that is not approved by the applicable Subject Fund, in either case in an amount determined by a stated formula (including, with respect to all of the Approved Form Agreements and certain other Customer Agreements, the discounting of a pre-determined $/Watt System value at a pre-determined discount rate as specified in such Customer Agreement).

e.

Governing Law of Customer Agreement: The related Customer Agreement is governed by the laws of a state of the United States and was not originated in, nor is it subject to the laws of, any jurisdiction, the laws of which would make unlawful the sale, transfer or assignment of the related Customer Agreement under the applicable Material Project Document.

f.

Assignments: All related Customer Agreements have all been assigned to a special purpose entity (whether a Lessee (as defined in Part II of Schedule 1.01(L))), Lessor, Partnership, Vivint Solar Owner I, LLC, or another special purpose vehicle wholly-owned by a Subsidiary of Borrower related to an Other Non-Financed Structure) (i) that is the seller of electricity produced by, or lessor of, the related Generation System under such Customer Agreement, (ii) that is entitled to receive the payments to be made by the applicable Generation Consumer under such Customer Agreement, and (iii) with respect to Partnerships and Lessors, in which the applicable Manager Subsidiary has a direct Equity Interest.

3.

Legal Compliance: The Customer Agreement and the origination thereof and the installation of the related Generation System, in each case, was in compliance in all material respects with applicable federal, state and local laws and regulations (including without limitation, all consumer protection laws) at the time such Customer Agreement was originated and executed and such Generation System was installed.

4.

Legal, Valid and Binding Agreement: To Borrower's Knowledge, the related Customer Agreement is legal, valid and binding on the related Generation Consumer, enforceable against such related Generation Consumer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally, and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

5.

Full Force and Effect: With respect to the applicable Subject Fund counterparty, the related Customer Agreement is in full force and effect in accordance with its respective terms and such Subject Fund is not in material breach or default under such Customer Agreement, and, to the Borrower's Knowledge, with respect to the Generation Consumer, the related Customer Agreement is in full force and effect in accordance with its

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respective terms, and no material breach or default by such Generation Consumer has occurred and is continuing thereunder, and such Customer Agreement has not been rescinded, cancelled or otherwise terminated by such Generation Consumer.

6.

Ordinary Course of Business: The related Customer Agreement relates to the sale of power from or the leasing of a Generation System originated in the ordinary course of business of an affiliate of Borrower.

7.

System: The Generation System is an Inspected-Only System (as evidenced by satisfactory documentary evidence Borrower has made available, or caused to be made available, to the Administrative Agent), or has received PTO. The solar photovoltaic panels and inverters used in the related Generation System were obtained from, and are a product of, an Approved Manufacturer.  After giving effect to the inclusion of the Generation System, no more than [***] percent ([***]%) of the Generation Systems to which any Net Cash Flows are attributable are products of [***].

8.	Project States: The Generation System is located in a state or locality that is approved in the applicable Subject Fund.
9.

No Condemnation: To Borrower's Knowledge, no condemnation is pending or threatened with respect to the Generation System, or any portion thereof material to the ownership or operation of the Generation System, and no unrepaired casualty exists with respect to the Generation System or any portion thereof material to the ownership or operation of the Generation System or the sale of electricity therefrom.

10.

Warranties: All manufacturer warranties relating to the related Customer Agreement and the related Generation System are in full force and effect and can be enforced by the owner or lessee of such Generation System, as applicable (other than with respect to those manufacturer warranties that are no longer being honored by the relevant manufacturer with respect to all customers generally).

11.

Covered Assets: An affiliate of Borrower, which is an experienced operator licensed, or using licensed personnel (including, without limitation, by subcontracting certain maintenance and administrative services), as applicable, as required by applicable law, is obligated to provide certain maintenance and administrative services associated with such Generation Systems in accordance with the applicable servicing arrangement for such Subject Fund and the standards set forth in the Material Project Documents.

12.

Ownership and Liens: Such Generation System and the related Customer Agreement have been assigned (i) to and are owned by the applicable Lessor or Partnership (or such other ownership arrangement acceptable to the Administrative Agent) within the Subject Fund, to which the Manager Subsidiary has an Equity Interest, (ii) to Vivint Solar Owner I, LLC or another special purpose vehicle wholly-owned by Borrower related to an Other Non-Financed Structure, or (iii) with respect to an Inverted Lease Structure, the Lessor and Lessee, respectively, in each case of clause (i), (ii) and (iii) hereof, free and clear of all liens and encumbrances, except for Permitted Liens.

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13.

Notices of Ownership: An affiliate of Borrower has filed a precautionary fixture filing in respect of the related Generation System or such other similar filing as may be required by applicable law including, without limitation, pursuant to Cal. Pub. Util. Code §§ 2868-2869; provided, however, that (i) certain of such filings may be released from time-to-time in order to assist the applicable Generation Consumer in a pending refinancing of such Generation Consumer's mortgage loan or sale of home and (ii) such filings may not have been filed or maintained in a manner that would provide priority under applicable law over an encumbrance or owner of the real property subject to the filing.

14.

Insurance: (i) If the applicable Subject Fund is a Partnership Flip Structure, the Generation System is insured as specified under the Material Project Documents of such Subject Fund, or (ii) if the applicable Subject Fund is an Inverted Lease Structure or a Modified Inverted Lease Structure, the Lessor is not aware of a breach of the Lessee's covenant to insure the Generation System pursuant to the terms of the applicable tax equity documents.

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Schedule 1.01(J)

Approved Form Agreements

PPA and Lease Versions 3.2 with applicable state exhibits as found in data room folder 1.8.

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Schedule 1.01(K)

Tax Equity Representations and Other Representations

Part I

(a)the Manager Subsidiary (i) has entered into only one tax equity transaction, namely the applicable Tax Equity Structure, and (ii) owns no assets other than (x) its Equity Interests in the Subject Fund or Subject Funds related to such Tax Equity Structure and (y) its contractual rights arising from the Project Documents related to such Tax Equity Structure.  All of the Material Project Documents for the Subject Fund that are in effect on the Effective Date are set forth on Schedule 6.01(v), and true, complete and correct copies of all such Material Project Documents have been delivered to the Administrative Agent.

(b)To the actual Knowledge of the Manager Subsidiary that is party to such Subject Fund, the Subject Fund operating agreement(s) is (or are) in full force and effect and no material breach, default or event of default has occurred and is continuing under or in connection with (x) such Subject Fund operating agreement(s) or (y) the Subject Fund Guaranty (if any), except in either case to the extent that such breach, default or event of default could not reasonably be expected to have a Material Adverse Effect.

(c)Neither the Manager Subsidiary nor the applicable Subject Fund has incurred any Indebtedness or other obligations or liabilities, direct or contingent other than (i) with respect to the Manager Subsidiary, (x) the Indebtedness arising under or allowed under the Project Subsidiary Indebtedness permitted under this Agreement and (y) contingent indemnification obligations and loans required to be made to the Subject Fund, in each case under clause (y), under the Subject Fund operating agreements, or (ii) with respect to the Subject Fund, the obligations and liabilities (including for Taxes) arising under or in relation to the Project Documents. No claim with respect to the contingent indemnification obligations of (i) the Manager Subsidiary under the Subject Fund operating agreement(s) or (ii) the Lessor under the master lease agreement, in each case of clauses (i) and (ii), has been asserted on or prior to the date hereof against the Manager Subsidiary or Lessor, as applicable, and remains outstanding.

(d)No loan to the Subject Fund required or permitted to be made under its operating agreement(s) has been made and remains outstanding, except (i) loans required to be made under a Subject Fund operating agreement that are set forth on Schedule A and (ii) Indebtedness arising under or allowed under the Project Subsidiary Indebtedness permitted under this Agreement. All preferred return payments required to be made on or prior to such date pursuant to the Subject Fund operating agreement(s) have been made.

(e)Except as otherwise listed on Schedule 6.01(e), each of the Manager Subsidiaries is a limited liability company that is disregarded for federal income tax purposes.

(f)Neither the Manager Subsidiary nor the Subject Fund is in breach or default under or with respect to any contractual obligation for or with respect to any outstanding

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amount or amounts payable under such contractual obligation that equals or exceeds $[***] individually or $[***] in the aggregate.

(g)Neither the Manager Subsidiary nor the Subject Fund has conducted any business other than the business contemplated by the Project Documents applicable to such Manager Subsidiary and the Subject Fund.

(h)Neither the Manager Subsidiary nor any affiliate of Borrower serving as a managing member of the Subject Fund has been removed as managing member under the Subject Fund operating agreement(s) nor has the Manager Subsidiary or such affiliate given or received notice of an action, claim or threat of removal.

(i)No event has occurred under the Subject Fund operating agreement(s) that would allow the Investor or another member to remove, or give notice of removal, of the Manager Subsidiary or any affiliate of Borrower serving as a managing member of the Subject Fund.

(j)No event or circumstance occurred and is continuing that has resulted or could reasonably be expected to result in or trigger any limitation, reduction, suspension or other restriction on distributions to the Manager Subsidiary, which limitation, reduction, suspension or other restriction is set forth in the applicable Subject Fund operating agreement(s) (any such event or circumstance, a "Cash-Sweep Event"). For the avoidance of doubt, "Cash-Sweep Event" shall not include any insolation-, customer default-, or serial defect-related events or circumstances, or other events or circumstances, that are not addressed in the applicable Subject Fund operating agreement(s) as modifying the cash flow distributions under such operating agreement(s).

(k)There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Borrower, threatened in writing or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against the Subject Fund, the Manager Subsidiary or against either of their properties or revenues that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(l)No notice or action challenging the tax structure, tax basis validity, tax characterization or tax-related legal compliance of the Subject Fund or the tax benefits associated with the Subject Fund is ongoing or has been resolved in a manner materially adverse to the Subject Fund or Manager Subsidiary or, the Borrower's Knowledge, any other member.

(m)The Subject Fund's initial tax basis in its respective Generation Systems was equal to the total purchase price paid by such Subject Fund for such Generation Systems.

(n)Solely with respect to a Repeat Tax Equity Structure, (A) the Subject Fund uses a Tax Equity Structure that is on substantially similar terms as those previously approved by the Administrative Agent with respect to the same Investor (or an Affiliate of such Investor) and the Manager Subsidiary has provided the Administrative Agent with a written explanation of those terms that are not substantially similar to those of the previously approved transaction, (B)

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no change in law has occurred that would reasonably be expect to have a material adverse effect on the tax benefits associated with such Subject Fund and (C) any priority return payable to the Investor has not materially and adversely changed relative to that of the Subject Fund previously approved by the Administrative Agent.

Part II

(a)The Subject Fund owns no assets other than the Generation Systems and the contractual rights related thereto and has engaged in no other business (other than owning and managing the Generation Systems).

(b)The Subject Fund operating agreement is in full force and effect and no material breach, default or event of default has occurred and is continuing under the Subject Fund operating agreement.

(c)The Subject Fund has not incurred any Indebtedness or other obligations or liabilities, direct or contingent other than the Indebtedness and other obligations and liabilities arising under the Project Subsidiary Indebtedness permitted by this Agreement.

(d)No Indebtedness has been or will be created, incurred, assumed or permitted under the Subject Fund operating agreement, other than the Project Subsidiary Indebtedness permitted by this Agreement.

(e)The Subject Fund is a limited liability company that is disregarded for federal income tax purposes and wholly owned by the Borrower.

(f)The Subject Fund is not in breach or default under or with respect to any contractual obligation for or with respect to any outstanding amount or amounts payable under such contractual obligation that equals or exceeds $[***] individually or $[***] in the aggregate.

(g)All revenue received by the Subject Fund shall at all times be distributed to the Borrower.

(h)There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Borrower, threatened in writing or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against the Subject Fund or its properties or revenues that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

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Schedule 1.01(L)

Tax Equity Structure Characteristics

Part I – Partnership Flip Structure

The following are characteristics of a "Partnership Flip Structure" for purposes of this Agreement:

1.

Borrower or an affiliate shall have formed a limited liability company (the "Subject Fund") that has been formed for the sole purpose of owning solar photovoltaic systems that have been leased to or are producing power for sale to host customers (the "Systems").

2.	The Subject Fund operating agreement provides that the Subject Fund will make no election to be treated other than as a partnership for federal tax purposes.
3.

The Limited Liability Company Agreement of the Subject Fund (the "LLCA") provides for two classes of limited liability company interests – for purposes of this Part I, "Class A Units" and "Class B Units."

4.

The tax equity investor (the "Investor") owns the Class A Units (as holder thereof, the "Class A Member") and a wholly owned subsidiary of the Borrower owns the Class B Units (as holder thereof, the "Class B Member"). The Class A Member and the Class B Member are collectively referred to herein as the "Members."

5.	Class B Member has been appointed as the initial managing member of the Subject Fund (in such capacity, the "Manager").
6.

Manager is solely responsible for the management of the Systems and the Subject Fund subject to certain customary approval rights of the Class A Member. The Subject Fund shall be prohibited from incurring any indebtedness above a limit specified in the Subject Fund operating agreement without the Class A Member's consent and from incurring or granting or suffering to exist any liens on its assets other than such liens in the ordinary course of such business that are customarily permitted without the Class A Member's consent.

7.

The LLCA provides a standard of care that requires the Manager to manage the Subject Fund in accordance with prudent industry standards or to at all times act in good faith and in the best interests of the Subject Fund.

8.

The Subject Fund has acquired each System pursuant to an agreement (the "EPC Contract") with an affiliate of the Borrower (the "Seller"). Each System was acquired prior to it receiving permission to operate from the applicable interconnecting utility.

9.	Cash available for distribution to the Members will be distributed at least quarterly (or annually with respect to certain items) in accordance with an agreed upon priority,

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subject to customary exceptions (including, without limitation, end of year true-up and curative flip allocations).
10.

After certain criteria have been satisfied, the Class B Member will have the option to purchase all of the Class A Units from the Class A Member for a stated amount or pursuant to an agreed methodology (which may include a purchase price equal to the greater of (x) the fair market value of the Class A Units or (y) an amount necessary to cause the Class A Member to reach its Target IRR).

11.	The LLCA may not be amended without the written consent of each Member.
12.

Class B Member's obligation to indemnify the Class A Member, if any, will be limited to customary indemnities for breach of the LLCA or bad acts, standard tax indemnities (but not structure or tax ownership) and environmental indemnities. Any such obligation to indemnify the Class A Member is guaranteed by Borrower Member or Vivint Solar.

13.	No provision in the LLCA would require or cause the Class B Member to forfeit, transfer or otherwise divest itself of such Member's economic interest in the Subject Fund.
14.

The Project Documents require the Subject Fund to appoint and maintain an operations and maintenance provider for each System, and the Subject Fund is in compliance with such requirements of the Project Documents.

15.

The LLCA identifies fixed tax assumptions regarding the treatment of the Subject Fund as a partnership, tax ownership of the Systems, depreciation, allocations of income and loss, and economic substance and requires that the investor's return be calculated in accordance with the fixed tax assumptions and that tax returns be prepared in accordance with the fixed tax assumptions.

16.

Solely for a Partnership Flip Structure submitted after the Closing Date, any priority return payable to the Investor has not materially and adversely changed relative to that of any Partnership Flip Structure previously approved by the Administrative Agent.

Part II – Inverted Lease Structure

The following are characteristics of an "Inverted Lease Structure" for purposes of this Agreement:

1.

Borrower or an Affiliate has formed a limited liability company solely for the purpose of owning solar photovoltaic systems that have been leased to or are producing power for sale to host customers (the "Systems") (such entity, the "Lessor").

2.

One or more tax equity investors (the "Investor") or an Affiliate has formed a limited liability company solely for the purpose of leasing the Systems from the Lessor and managing the Systems (the "Lessee").

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3.	The operating agreement of the Lessor provides that such entity will be disregarded from Manager for tax purposes and that such entity will not make a "check the box" election.
4.	The Investor owns all of the equity interests in the member(s) of the Lessee (the "Lessee Member").
5.	A wholly-owned subsidiary of the Borrower (the "Manager") owns all of the equity interests of the Lessor.
6.	Manager has been appointed as the initial managing member of the Lessor and is solely responsible for the management of the Lessor.
7.	An affiliate of the Borrower ("Lessee Manager") has been appointed as the initial manager of the Lessee.
8.

Lessee Manager is solely responsible for the management of the Systems and the Lessee subject to certain customary approval rights of the Lessee Member. The Lessor and the Lessee are prohibited from incurring any indebtedness above a limit specified in the Lessor's operating agreement or the Lessee's operating agreement, as applicable, without the Lessee Member's consent and from incurring or granting or suffering to exist any liens on its assets other than ordinary course liens that are customarily permitted.

9.

Both the Lessor's operating agreement and the Lessee's operating agreement provide a standard of care that requires the Manager to manage the Lessor and Lessee, respectively, in accordance with prudent industry standards or to at all times act in good faith and in the best interests of the Lessor and Lessee, as applicable.

10.

The Lessor has acquired each System pursuant to an agreement (the "ECCA") with an Affiliate of the Borrower (the "Seller"). Each System was acquired prior to it receiving permission to operate from the applicable interconnecting utility. Lessee has leased each System from Lessor pursuant to a lease agreement (the "Master Lease"). A portion of the rent or power payments paid to the Lessee by the host customers is used to pay rent to the Lessor under the Master Lease.

11.	None of the Material Project Documents (other than the Lessee's operating agreement) may not be amended without the written consent of Lessor.
12.

Cash available for distribution from the Lessor to the Manager will be distributed at least quarterly (or annually with respect to certain items) in accordance with the agreed upon priority in the Subject Fund's Material Project Documents.  The Lessor has elected to pass through the ITC benefits to the Lessee.

13.	All non-contingent rent will be paid by the Lessee to the Lessor as an operating expense ahead of any distributions to Lessee Member.

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14.

Pursuant to an agreement with the Investor, Lessee Member and/or Lessee (as applicable), or a valid, enforceable and irrevocable consent of such Person, each of the applicable Required Permissive Transfer Provisions set forth in Exhibit J is satisfied.

15.

Neither Manager nor an Affiliate of Manager has assumed any structural or tax ownership risk in respect of any Subject Fund under any Project Document other than as a result of Manager's or its Affiliate's breach or default.

16.

Lessor's obligation to indemnify the Lessee will be limited to customary indemnities for breach or bad acts.  Lessor has recourse to Borrower Member, Vivint Solar or an affiliate for any such obligation to indemnify the Lessee.

17.	Lessor has a first priority perfected security interest in all of the Customer Agreements, the cash flows therefrom and any account in which such cash flows are first deposited.
18.

Other than with respect to the Vivint Solar Fund XVI Manager, LLC Subject Fund, ownership of each Customer Agreement automatically reverts to the Lessor immediately upon termination of the Master Lease.

19.	The Master Lease obligates the Lessee to, at its own cost and expense, keep all Generation Systems in good repair, good operating condition, appearance and working order.

Part III – Modified Inverted Lease Structure

The following are characteristics of a "Modified Inverted Lease Structure" for purposes of the Agreement:

1.

Borrower or an affiliate has formed two limited liability companies, one for the sole purpose of owning solar photovoltaic systems that have been leased to or are producing power for sale to host customers (the "Systems") (such entity, the "Owner") and one for the sole purpose of leasing the Systems from the Owner and managing the Systems (the "Master Tenant").

2.	Each of the Master Tenant operating agreement and the Owner operating agreement provides that such entity will not elect to be treated other than as a partnership for federal tax purposes.
3.

The Limited Liability Company Agreement of the Owner (the "Owner LLCA") and the Limited Liability Company Agreement of the Master Tenant (the "Master Tenant LLCA"), as modified by a consent that has been accepted by the Administrative Agent, provides for two classes of limited liability company interests – for purposes of this Part II.A, the "Class A Units" and "Class B Units."

4.	The tax equity investor (the "Investor") owns the Class A Units of the Master Tenant (as holder thereof, the "Master Tenant Class A Member") and a wholly owned

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subsidiary of the Borrower owns the Class B Units of the Master Tenant (as holder thereof, the "Master Tenant Class B Member"). The Master Tenant Class A Member and the Master Tenant Class B Member are collectively referred to herein as the "Master Tenant Members."

5.	Master Tenant Class B Member has been appointed as the initial managing member of the Master Tenant (in such capacity, the "Master Tenant Manager").
6.

The Master Tenant owns the Class A Units of the Owner (as holder thereof, the "Owner Class A Member" and together with the Master Tenant Class A Member, collectively, the "Class A Members" and each a "Class A Member") and the same entity that owns the Class B Units of the Master Tenant owns the Class B Units of the Owner (as holder thereof, the "Owner Class B Member" and together with the Master Tenant Class B Member, collectively, the "Class B Members" and each a "Class B Member"). The Owner Class A Member and the Owner Class B Member are collectively referred to herein as the "Owner Members."

7.

Owner Class B Member has been appointed as the initial managing member of the Owner (in such capacity, the "Owner Manager"). The Master Tenant Manager and the Owner Manager are collectively referred to herein as the "Managers" and each, a "Manager."

8.

Master Tenant Manager is solely responsible for the management of the Systems and the Master Tenant subject to certain customary approval rights of the Master Tenant Class A Member. Owner Manager is solely responsible for the management of the Owner subject to certain customary approval rights of the Owner Class A Member, which also requires the approval of the Master Tenant Class A Member. Both the Owner and the Master Tenant are prohibited from incurring any indebtedness above a limit specified in the Owner LLCA or the Master Tenant LLCA, as applicable, without the applicable Class A Member's consent and from incurring or granting or suffering to exist any liens on its assets other than ordinary course liens that are customarily permitted.

9.	Profits, losses and deductions are generally allocated between the Members in proportion to their respective percentages interests as set forth in the applicable LLCA.
10.

Both the Owner LLCA and the Master Tenant LLCA provide a standard of care that requires the applicable Manager to manage the Subject Fund in accordance with prudent industry standards or to at all times act in good faith and in the best interests of the Owner or Master Tenant, as applicable.

11.

The Owner has acquired each System pursuant to an agreement (the "ECCA") with an affiliate of the Borrower (the "Seller"). Each System was acquired prior to it receiving permission to operate from the applicable interconnecting utility. Master Tenant has leased each System from Owner pursuant to a lease agreement (the "Master Lease"). A

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portion of the rent or power payments paid to the Master Tenant by the host customers is used to pay rent to the Owner under the Master Lease.
12.

Cash available for distribution to the Owner Members will be distributed at least quarterly (or annually with respect to certain items) in accordance with the agreed upon priority in the Owner LLCA. Owner has elected to pass through the ITC benefits to Master Tenant.

13.

Cash distributions in the form of rent will be paid by the Master Tenant to the Owner as an operating expense. Cash available for distribution to the Master Tenant Members will be distributed at least quarterly in accordance with the agreed upon priority in the Master Tenant LLCA.

14.

After the end of the recapture period, the Master Tenant Class B Member will have the option to purchase all of the Class A Units in the Master Tenant from the Master Tenant Class A Member for an amount equal to the sum of (x) a stated price equal to the projected fair market value of the Class A Units and (y) any accrued but unpaid priority return and prepaid priority return. Neither the Owner LLCA nor the Master Tenant LLCA provide for a right of first refusal or offer in favor of either Class A Member in respect of any potential transfer of the Class B Units in either the Owner or the Master Tenant.

15.

Pursuant to each LLCA or a valid, enforceable and irrevocable consent of the Class A Member and/or Master Tenant, as applicable, each of the applicable Required Permissive Transfer Provisions set forth in Exhibit J is satisfied.

16.	Neither the Owner LLCA nor the Master Tenant LLCA may be amended without the written consent of each Owner Member or Master Tenant Member, as applicable.
17.

No Managing Subsidiary or Affiliate of a Managing Subsidiary has assumed any structural or tax ownership risk in respect of any Subject Fund under any Project Document other than as a result of such Managing Subsidiary's or Affiliate's breach or default.

18.

Each Class B Member's obligation to indemnify the applicable Class A Member will be limited to customary indemnities for breach of the LLCA or bad acts, standard tax indemnities (but not structure or tax ownership) and environmental indemnities. Any such obligation to indemnify the Class A Member is guaranteed by Borrower Member or Vivint Solar.

19.

Solely for an Inverted Lease Structure submitted after the Closing Date, any priority return payable to the Investor has not materially and adversely changed relative to that of any Inverted Lease Structure previously approved by the Administrative Agent.

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Schedule 1.01(M)

System Information

The following information with respect to each applicable Generation System is the "System Information":

(a)	the applicable Subject Fund;
(b)	Generation Consumer (i) account reference numbers, and (ii) city, state and ZIP code;
(c)	type of agreement (i.e., power purchase agreement or lease agreement);
(d)	Generation Consumer FICO score;
(e)	Date(s) inspected by any Governmental Authority whose inspection is required (if applicable) and the outcome of such inspection;
(f)	PTO dates (as such dates become available);
(g)	Substantial Completion dates (as such dates become available);
(h)	Tranche presentation dates (as such dates become available);
(i)	The projected annual insolation with respect to the Generation System for the first full year of operation of such Generation System;
(j)	Generation System size;
(k)	the length of the remaining term of the applicable Customer Agreement;
(l)	the model, make and manufacturer (as available after the Closing Date) of the solar panels and inverters used in the Generation System;
(m)	if requested by the Administrative Agent from time to time:

the CAD design of such Generation System;

the Solmetric PV Designer report and any available associated data with respect to such Generation System;

the billing history of such Generation System; and

the operational history of such Generation System.

Sched. 1.01(M) - 1

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Schedule 1.01(N)

Separateness

The Borrower shall maintain its existence separate and distinct from any other Person, including taking the following actions:

(i)maintaining in full effect its existence, rights and franchises as a limited liability company under the laws of Delaware and obtaining and preserving its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and each other instrument or agreement necessary or appropriate to properly administer this Agreement and permit and effectuate the transactions contemplated hereby and thereby;

(ii)maintaining its own deposit accounts, separate from those of any other Person, any of its officers and their respective Affiliates;

(iii)conducting all material transactions between the Borrower and any of its Affiliates on an arm’s length basis and on a commercially reasonable basis;

(iv)conducting its affairs separately from those of any other Person, any of its officers or any of their respective Affiliates and maintaining accurate and separate books, records and accounts and financial statements;

(v)acting solely in its own limited liability company name and not that of any other Person, any of its officers or any of their respective Affiliates, and at all times using its own stationery, invoices and checks separate from those of any other Person, any of its officers or any of their respective Affiliates;

(vi)not holding itself out as having agreed to pay, or as being liable for, the, obligations of the Sole Member or any of its respective Affiliates;

(vii)other than in connection with the Loan Documents, not pledging its assets or securing its liabilities for the benefit of any other Person or guarantee or becoming obligated for the debts of any other Person;

(viii)not acquiring any securities of any Member;

(ix)other than in connection with the Loan Documents and as expressly permitted by the Financing Agreement, not incurring, creating or assuming any indebtedness, and not making or granting liens on, or security interests in, any assets of the Borrower;

(x)maintaining all of its assets in its own name and not commingling its assets with those of any other Person;

Sched. 1.01(N) - 1

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

(xi)paying its own operating expenses and other liabilities out of its own funds;

(xii)observing all limited liability company formalities, including maintaining meeting minutes or records of meetings and acting on behalf of itself only pursuant to due authorization, required hereby and by the Certificate;

(xiii)maintaining adequate capital for the normal obligations reasonably foreseeable in light of its contemplated business operations;

(xiv)paying its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its own assets;

(xv)holding itself out to the public as a legal entity separate and distinct from any other Person; and

(xvi)correcting any known misunderstanding regarding its separate identity.

Sched. 1.01(N) - 2

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Schedule 1.01(O)

Approved Manufacturers

Panels

•First Solar

•Yingli

•Trina

•Canadian Solar

•ReneSola

•REC Solar

•Sharp

•Kyocera

•Solarworld

•SunPower

•LG Solar USA

•Suniva Inc.

•Hanwha

•JA Solar

Inverters

•Enphase

•SolarEdge

•SMA

•Fronius

•Kaco

•Schneider

•Xantrex

•PowerOne

•Advanced Energy

•Solectria

Sched. 1.01(O) - 1

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Schedule 6.01(e)

Capitalization; Subsidiaries

Current Legal Entities Owned	Record Owner	Jurisdiction	Interest
Vivint Solar Financing Holdings Parent, LLC (Guarantor)	Vivint Solar Holdings, Inc.	Delaware	100%
Vivint Solar Financing Holdings, LLC (Borrower)	Vivint Solar Financing Holdings Parent, LLC	Delaware	100%
Vivint Solar Fund XII Manager, LLC (Guarantor)	Vivint Solar Financing Holdings, LLC	Delaware	100%
Vivint Solar Fund XII Project Company, LLC	Vivint Solar Fund XII Manager, LLC	Delaware	100%
Vivint Solar Financing I Parent, LLC	Vivint Solar Financing Holdings, LLC	Delaware	100%
Vivint Solar Financing I, LLC	Vivint Solar Financing I Parent, LLC	Delaware	100%
Vivint Solar Liberty Manager, LLC	Vivint Solar Financing I, LLC	Delaware	100%
Vivint Solar Margaux Manager, LLC	Vivint Solar Financing I, LLC	Delaware	100%
Vivint Solar Fund III Manager, LLC	Vivint Solar Financing I, LLC	Delaware	100%
Vivint Solar Nicole Manager, LLC	Vivint Solar Financing I, LLC	Delaware	100%
Vivint Solar Mia Manager, LLC	Vivint Solar Financing I, LLC	Delaware	100%

Sched. 6.01(e) - 1

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Current Legal Entities Owned	Record Owner	Jurisdiction	Interest
Vivint Solar Aaliyah Manager, LLC	Vivint Solar Financing I, LLC	Delaware	100%
Vivint Solar Rebecca Manager, LLC	Vivint Solar Financing I, LLC	Delaware	100%
Vivint Solar Hannah Manager, LLC	Vivint Solar Financing I, LLC	Delaware	100%
Vivint Solar Elyse Manager, LLC	Vivint Solar Financing I, LLC	Delaware	100%
Vivint Solar Fund X Manager, LLC	Vivint Solar Financing I, LLC	Delaware	100%
Vivint Solar Fund XI Manager, LLC	Vivint Solar Financing I, LLC	Delaware	100%
Vivint Solar Fund XIII Manager, LLC	Vivint Solar Financing I, LLC	Delaware	100%
Vivint Solar Fund XIV Manager, LLC	Vivint Solar Financing I, LLC	Delaware	100%
Vivint Solar Fund XVI Manager, LLC	Vivint Solar Financing I, LLC	Delaware	100%
Vivint Solar Owner I, LLC	Vivint Solar Financing I, LLC	Delaware	100%

Sched. 6.01(e) - 2

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Current Legal Entities Owned	Record Owner	Jurisdiction	Interest
Vivint Solar Liberty Master Tenant, LLC	Vivint Solar Liberty Manager, LLC	Delaware	[***]% (pre-flip), [***]% (post-flip)
Vivint Solar Liberty Master Tenant, LLC	[n/a; Investor]	Delaware	[***]% (pre-flip), [***]% (post-flip)
Vivint Solar Liberty Owner, LLC	Vivint Solar Liberty Manager, LLC	Delaware	[***]%
Vivint Solar Liberty Owner, LLC	Vivint Solar Liberty Master Tenant, LLC	Delaware	[***]%
Vivint Solar Margaux Master Tenant, LLC	Vivint Solar Margaux Manager, LLC	Delaware	[***]% (pre-flip), [***]% (post-flip)
Vivint Solar Margaux Master Tenant, LLC	[n/a; Investor]	Delaware	[***]% (pre-flip), [***]% (post-flip)
Vivint Solar Margaux Owner, LLC	Vivint Solar Margaux Manager, LLC	Delaware	[***]%
Vivint Solar Margaux Owner, LLC	Vivint Solar Margaux Master Tenant, LLC	Delaware	[***]%
Vivint Solar Fund III Master Tenant, LLC	Vivint Solar Fund III Manager, LLC	Delaware	[***]% (pre-flip), [***]% (post-flip)
Vivint Solar Fund III Master Tenant, LLC	[n/a; Investor]	Delaware	[***]% (pre-flip), [***]% (post-flip)
Vivint Solar Fund III Owner, LLC	Vivint Solar Fund III Manager, LLC	Delaware	[***]%

Sched. 6.01(e) - 3

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Current Legal Entities Owned	Record Owner	Jurisdiction	Interest
Vivint Solar Fund III Owner, LLC	Vivint Solar Fund III Master Tenant, LLC	Delaware	[***]%
Vivint Solar Nicole Master Tenant, LLC	Vivint Solar Nicole Manager, LLC	Delaware	[***]% (pre-flip), [***]% (post-flip)
Vivint Solar Nicole Master Tenant, LLC	[n/a; Investor]	Delaware	[***]% (pre-flip), [***]%(post-flip)
Vivint Solar Nicole Owner, LLC	Vivint Solar Nicole Manager, LLC	Delaware	[***]%
Vivint Solar Nicole Owner, LLC	Vivint Solar Nicole Master Tenant, LLC	Delaware	[***]%
Vivint Solar Mia Project Company, LLC	Vivint Solar Mia Manager, LLC	Delaware	100% of Class B/ [***]% of Mia Project Co.
Vivint Solar Mia Project Company, LLC	[n/a; Investor]	Delaware	100% of Class A/ [***]% of Mia Project Co.
Vivint Solar Aaliyah Project Company, LLC	Vivint Solar Aaliyah Manager, LLC	Delaware	100% of Class B/ [***]% of Aaliyah Project Co.
Vivint Solar Aaliyah Project Company, LLC	[n/a; Investor]	Delaware	100% of Class A/ [***]% of Aaliyah Project Co.
Vivint Solar Rebecca Project Company, LLC	Vivint Solar Rebecca Manager, LLC	Delaware	100% of Class B/ [***]% of Rebecca Project Co.
Vivint Solar Rebecca Project Company, LLC	[n/a; Investor]	Delaware	100% of Class A/ [***]% of Rebecca Project Co.
Vivint Solar Hannah Project Company, LLC	Vivint Solar Hannah Manager, LLC	Delaware	100% of Class B/ [***]% of Hannah Project Co.

Sched. 6.01(e) - 4

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Current Legal Entities Owned	Record Owner	Jurisdiction	Interest
Vivint Solar Hannah Project Company, LLC	[n/a; Investor]	Delaware	100% of Class A/ [***]% of Hannah Project Co.
Vivint Solar Elyse Project Company, LLC	Vivint Solar Elyse Manager, LLC	Delaware	100% of Class B/ [***]% of Elyse Project Co.
Vivint Solar Elyse Project Company, LLC	[n/a; Investor]	Delaware	100% of Class A/ [***]% of Elyse Project Co.
Vivint Solar Fund X Project Company, LLC	Vivint Solar Fund X Manager, LLC	Delaware	100% of Class B/ [***]% of Fund X Project Co.
Vivint Solar Fund X Project Company, LLC	[n/a; Investor]	Delaware	100% of Class A/ [***]% of Fund X Project Co.
Vivint Solar Fund XI Project Company, LLC	Vivint Solar Fund XI Manager, LLC	Delaware	100% of Class B/ [***]% of Fund XI Project Co.
Vivint Solar Fund XI Project Company, LLC	[n/a; Investor]	Delaware	1% of Class A/ [***]% of Fund XI Project Co.
Vivint Solar Fund XI Project Company, LLC	[n/a; Investor]	Delaware	99% of Class A/ [***]% of Fund XI Project Co.
Vivint Solar Fund XIII Project Company, LLC	Vivint Solar Fund XIII Manager, LLC	Delaware	100% of Class B/ [***]% of Fund XIII Project Co.
Vivint Solar Fund XIII Project Company, LLC	[n/a; Investor]	Delaware	100% of Class A/ [***]% of Fund XIII Project Co.
Vivint Solar Fund XIV Project Company, LLC	Vivint Solar Fund XIV Manager, LLC	Delaware	100% of Class B/ [***]% of Fund XIV Project Co.
Vivint Solar Fund XIV Project Company, LLC	[n/a; Investor]	Delaware	100% of Class A/ [***]% of Fund XIV Project Co.

Sched. 6.01(e) - 5

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Current Legal Entities Owned	Record Owner	Jurisdiction	Interest
Vivint Solar Fund XVI Lessor, LLC	Vivint Solar Fund XVI Manager, LLC	Delaware	[***]%

Sched. 6.01(e) - 6

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Schedule 6.01(f)

Litigation

None.

Sched. 6.01(f) - 1

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Schedule 6.01(l)

Nature of Business

[***]

Sched. 6.01(l) - 1

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Schedule 6.01(q)

Environmental Matters

None.

Sched. 6.01(q) - 1

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Schedule 6.01(r)

Insurance

Policy Dates	Policy Number	Carrier	Line of Insurance	Coverage
4/1/2015-4/1/2016	P15GR00700	Underwriters at Lloyds (GCube)/ ACE American Insurance Company Quota Share Program 50/50	Master Property Program Vivint Solar Inc.

Any One Occurrence (Business Personal Property, Forklifts and Combined Business Interruption/Extra Expense) - $50,000,000

Property in the Course of Construction or Installation

$150,000 per Jobsite

$500,000 per Occurrence

Property in the due course of transit

$100,000

Operations- solar panel systems and related equipment per schedule of locations and limits on file

$150,000

Miscellaneous Unscheduled Locations

$500,000 per Occurrence

Flood-Annual Aggregate

$20,000,000

Earth Movement (CA)-Annual Aggregate

$20,000,000

Earth Movement (All Other)-Annual Aggregate

$20,000,000

Deductibles

All Other Perils

$5,000

Earth Movement, Flood, and Named Windstorm

2% of total insurable values of all locations sustaining direct damage-subject to minimum of $100,000 per occurrence

Business Interruption/Extra Expense

72 Hours

Additional Coverages

Debris Removal – 25% of Loss

Pollutant Clean Up - $100,000

Fire Department Service Charges - $100,000

Inventory or Appraisals - $100,000

Electronic Data Recovery Costs - $100,000

Fire Protection Equipment Refill

$100,000

Valuation

Property-Replacement Cost

Time Element-Actual Loss Sustained

Conditions

Quarterly Audit Adjustments

Mechanical & Electrical Breakdown Included

Terrorism Rejected

Series Loss Clause

Sched. 6.01(r) - 1

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

3/13/2015-3/13/2016	IM254107-01	Colony Insurance Company	Inland Marine Property VIVINT SOLAR HANNAH PROJECT COMPANY LLC ANTRIM CORPORATION

Catastrophe Limit-Per Occurrence:

$10,000,000

Covered Property/Stock: Solar Panel Systems, Inverters and related equipment, various storage and office facilities as reported by insured

Property in the Course of Construction or Installation

$100,000 per jobsite not to exceed $250,000 per Occurrence

Property in the due course of transit:

$50,000

Operations- solar panel systems and related equipment per schedule of locations and limits on file:

$100,000 per Occurrence

Miscellaneous Unscheduled Locations:

$100,000 per Location

Flood-Annual Aggregate: $2,000,000

Earthquake-Annual Aggregate: $2,000,000

Business Interruption/Extra Expense: $5,000,000 subject to a $500K Max per 30 Days

Deductibles

Per Occurrence: $10,000

Annual Aggregate: $100,000

Per Occurrence Trailing Deductible once Aggregate is reached. All claims for the ground up will continue to the erosion of the aggregate: $1,000

Earthquake, Flood, and Named Windstorm-Do not apply to the aggregate amount:

2% of Insurable Values-Subject to minimum of $100,000 per occurrence

Business Interruption/Extra Expense:

72 Hour Waiting Period

Additional Coverages

Debris Removal: $150,000

Pollutant Clean Up: $50,000

Newly Acquired Equipment: $100,000

Valuation

Property –Functional Replacement Cost

Time Element-Actual Loss Sustained

Conditions

Quarterly reporting of new installations by size of system (KW)

Quarterly audit/adjustments per rates

Mechanical Breakdown included Loss Payee Exhibit F1 included

Sched. 6.01(r) - 2

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

10/1/2015-3/31/2016	IM254260	Colony Insurance Company	Inland Marine Property VIVINT SOLAR ELYSE PROJECT COMPANY INC.

Catastrophe Limit:

$10,000,000

Covered Property/Stock: Solar Panel Systems, Inverters and related equipment, various storage and office facilities as reported by insured

Property in the Course of Construction or Installation

$100,000 Per Jobsite

$500,000 Blanket per Occurrence

Property in the due course of transit:

$50,000

Fixed Property-  Operational solar panel systems and related equipment per schedule of locations :

$100,000

Miscellaneous Unscheduled Locations:

$65,000

Flood-Annual Aggregate: $2,000,000

Earthquake-Annual Aggregate: $2,000,000

Business Interruption/Extra Expense: $5,000,000  per occurrence;

Deductibles

Per Occurrence: $10,000

Annual Aggregate: $100,000

Per Occurrence Trailing Deductible once Aggregate is reached. All claims for the ground up will continue to the erosion of the aggregate: $1,000

Earthquake, Flood, and Named Windstorm-Do not apply to the aggregate amount:

2% of Insurable Values-Subject to minimum of $100,000 per occurrence

Business Interruption/Extra Expense:

72 Hour Waiting Period

Additional Coverages

Debris Removal: $150,000

Pollutant Clean Up: $50,000

Newly Acquired Equipment: $100,000

Transit: $50,000

Valuation

Property –Functional Replacement Cost

Time Element-Actual Loss Sustained

No Coinsurance:

Maximum $3.00 per kilowatt

Terms & Conditions

Quarterly reporting of new installations by State/Zip code

Quarterly audit/adjustments per rates

Minimum Earned Premium 25%

Special Endorsement Language by Fund Manager

Mechanical Breakdown Coverage Included

Terrorism Coverage-Rejected

Sched. 6.01(r) - 3

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

9/17/2015-9/17/2016	IM254386	Colony Insurance Company	Inland Marine Property VIVINT SOLAR FUND X PROJECT COMPANY INC.

Catastrophe Limit:

$10,000,000

Covered Property/Stock: Solar Panel Systems, Inverters and related equipment, various storage and office facilities as reported by insured

Property in the Course of Construction or Installation

$100,000 Per Jobsite

$500,000 Blanket per Occurrence

Property in the due course of transit:

$50,000

Fixed Property-  Operational solar panel systems and related equipment per schedule of locations :

$100,000

Miscellaneous Unscheduled Locations:

$100,000

Flood-Annual Aggregate: $2,000,000

Earthquake-Annual Aggregate: $2,000,000

Business Interruption/Extra Expense: $5,000,000  per occurrence;$500,000 max per 30 days.

Deductibles

Per Occurrence: $10,000

Annual Aggregate: $100,000

Per Occurrence Trailing Deductible once Aggregate is reached. All claims for the ground up will continue to the erosion of the aggregate: $1,000

Earthquake, Flood, and Named Windstorm-Do not apply to the aggregate amount:

2% of Insurable Values-Subject to minimum of $100,000 per occurrence

Business Interruption/Extra Expense:

72 Hour Waiting Period

Additional Coverages

Debris Removal: $150,000

Pollutant Clean Up: $50,000

Newly Acquired Equipment: $100,000

Valuation

Property –Functional Replacement Cost

Time Element-Actual Loss Sustained

No Coinsurance:

Maximum $3.00 per kilowatt

Terms & Conditions

Quarterly reporting of new installations by State/Zip code

Quarterly audit/adjustments per rates

Minimum Earned Premium 25%

Special Endorsement Language by Fund Manager

Mechanical Breakdown Coverage Included

Terrorism Coverage-Rejected

Sched. 6.01(r) - 4

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

12/15/2014-4/17/2016	IM254450	Colony Insurance Company	Inland Marine Property VIVINT SOLAR FUND XIV PROJECT COMPANY, LLC VIVINT SOLAR FUND XIV MANAGER, LLC ANTRIM CORP

Catastrophe Limit:

$10,000,000

Covered Property/Stock: Solar Panel Systems, Inverters and related equipment, various storage and office facilities as reported by insured

Installation Floater-Property in the Course of Construction/Installation

$100,000 Per Jobsite

$500,000 Blanket per Occurrence

Property in the due course of transit:

$50,000

Fixed Property-  Operational solar panel systems and related equipment per schedule of locations :

$100,000

Miscellaneous Unscheduled Locations:

$100,000

Flood-Annual Aggregate: $2,000,000

Earthquake-Annual Aggregate: $2,000,000

Business Interruption/Extra Expense: $5,000,000  per occurrence

Deductibles

Per Occurrence: $10,000

Annual Aggregate: $100,000

Per Occurrence Trailing Deductible once Aggregate is reached. All claims for the ground up will continue to the erosion of the aggregate: $1,000

Earthquake, Flood, and Named Windstorm-Do not apply to the aggregate amount:

2% of Insurable Values-Subject to minimum of $100,000 per occurrence

Business Interruption/Extra Expense:

72 Hour Waiting Period

Additional Coverages

Debris Removal: $150,000

Pollutant Clean Up: $50,000

Newly Acquired Equipment: $100,000

Valuation

Property –Functional Replacement Cost

Time Element-Actual Loss Sustained

No Coinsurance:

Terms & Conditions

Quarterly reporting of new installations by State/Zip code

Quarterly audit/adjustments per rates

Minimum Earned Premium 25%

Special Endorsement Language by Fund Manager

Mechanical Breakdown Coverage Included

Terrorism Coverage-Rejected

Sched. 6.01(r) - 5

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

3/24/2015-3/24/2016	IM254644	Colony Insurance Company	Inland Marine Property VIVINT SOLAR FUND XIII PROJECT COMPANY, LLC

Catastrophe Limit:

$10,000,000

Covered Property/Stock: Solar Panel Systems, Inverters and related equipment, various storage and office facilities as reported by insured

Installation Floater-Property in the Course of Construction/Installation

$100,000 Per Jobsite

$500,000 Blanket per Occurrence

Property in the due course of transit:

$50,000

Fixed Property-  Operational solar panel systems and related equipment per schedule of locations :

$100,000

Miscellaneous Unscheduled Locations:

$100,000

Flood-Annual Aggregate: $2,000,000

Earthquake-Annual Aggregate: $2,000,000

Business Interruption/Extra Expense: $5,000,000  per occurrence

Deductibles

Per Occurrence: $10,000

Annual Aggregate: $100,000

Per Occurrence Trailing Deductible once Aggregate is reached. All claims for the ground up will continue to the erosion of the aggregate: $1,000

Earthquake, Flood, and Named Windstorm-Do not apply to the aggregate amount:

2% of Insurable Values-Subject to minimum of $100,000 per occurrence

Business Interruption/Extra Expense:

72 Hour Waiting Period

Additional Coverages

Debris Removal: 25% of loss plus $150,000

Pollutant Clean Up: $50,000

Newly Acquired Equipment: $100,000

Valuation

Property –Functional Replacement Cost

Time Element-Actual Loss Sustained

No Coinsurance

Terms & Conditions

Quarterly reporting of new installations

Quarterly audit/adjustments per rates

Minimum Earned Premium 25%

Special Endorsement Language by Fund Manager

Mechanical Breakdown Coverage Included

Terrorism Coverage-Rejected

Sched. 6.01(r) - 6

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

3/24/2015-3/24/2016	IM254644	Colony Insurance Company	Inland Marine Property VIVINT SOLAR FUND XI PROJECT COMPANY, LLC

Catastrophe Limit:

$10,000,000

Covered Property/Stock: Solar Panel Systems, Inverters and related equipment, various storage and office facilities as reported by insured

Installation Floater-Property in the Course of Construction/Installation

$100,000 Per Jobsite

$500,000 Blanket per Occurrence

Property in the due course of transit:

$50,000

Fixed Property-  Operational solar panel systems and related equipment per schedule of locations :

$100,000

Miscellaneous Unscheduled Locations:

$100,000

Flood-Annual Aggregate: $2,000,000

Earthquake-Annual Aggregate: $2,000,000

Business Interruption/Extra Expense: $5,000,000  per occurrence

Deductibles

Per Occurrence: $10,000

Annual Aggregate: $100,000

Per Occurrence Trailing Deductible once Aggregate is reached. All claims for the ground up will continue to the erosion of the aggregate: $1,000

Earthquake, Flood, and Named Windstorm-Do not apply to the aggregate amount:

2% of Insurable Values-Subject to minimum of $100,000 per occurrence

Business Interruption/Extra Expense:

72 Hour Waiting Period

Additional Coverages

Debris Removal: 25% of loss plus $150,000

Pollutant Clean Up: $50,000

Newly Acquired Equipment: $100,000

Valuation

Property –Functional Replacement Cost

Time Element-Actual Loss Sustained

No Coinsurance

Terms & Conditions

Quarterly reporting of new installations

Quarterly audit/adjustments per rates

Minimum Earned Premium 25%

Special Endorsement Language by Fund Manager

Mechanical Breakdown Coverage Included

Terrorism Coverage-Rejected

Sched. 6.01(r) - 7

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

5/21/15-5/21/16	IM254725	Colony Insurance Company	Inland Marine Property VIVINT SOLAR FUND XVI LESSOR, LLC

Catastrophe Limit:

$10,000,000

Covered Property/Stock: Solar Panel Systems, Inverters and related equipment, various storage and office facilities as reported by insured

Installation Floater-Property in the Course of Construction/Installation

$150,000 Per Jobsite

$500,000 Blanket per Occurrence

Property in the due course of transit:

$50,000

Fixed Property-  Operational solar panel systems and related equipment per schedule of locations :

$150,000

Miscellaneous Unscheduled Locations:

$100,000

Flood-Annual Aggregate: $2,000,000

Earthquake-Annual Aggregate: $2,000,000

Business Interruption/Extra Expense: $5,000,000  per occurrence

Deductibles

Per Occurrence: $10,000

Annual Aggregate: $100,000

Per Occurrence Trailing Deductible once Aggregate is reached. All claims for the ground up will continue to the erosion of the aggregate: $1,000

Earthquake, Flood, and Named Windstorm-Do not apply to the aggregate amount:

2% of Insurable Values-Subject to minimum of $100,000 per occurrence

Business Interruption/Extra Expense:

72 Hour Waiting Period

Additional Coverages

Debris Removal: 25% of loss plus $150,000

Additional Debris Removal Expense $500,000

Pollutant Clean Up: $50,000

Newly Acquired Equipment: $100,000

Valuation

Property –Functional Replacement Cost

Time Element-Actual Loss Sustained

No Coinsurance

Terms & Conditions

Quarterly reporting of new installations

Quarterly audit/adjustments per rates

Minimum Earned Premium 25%

Special Endorsement Language by Fund Manager

Mechanical Breakdown Coverage Included

Terrorism Coverage-Rejected

Sched. 6.01(r) - 8

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

5/8/15-8/8/16	P15GR00702	Lloyds of London (GCube)	Inland Marine Property VIVINT SOLAR FUND XVIII PROJECT COMPANY, LLC (BAML)

Any One Occurrence

$20,000,000

Property in the Course of Construction/Installation

$150,000 Per Jobsite not to exceed $500,000 per Occurrence

Property in the due course of transit:

$100,000

Operations – solar panel systems and related equipment per schedule of locations and limits on file:

$150,000

Miscellaneous Unscheduled Locations:

$500,000 Per Occurrence

Flood-Annual Aggregate: $10,000,000

Earth Movement (CA)-Annual Aggregate:

$10,000,000

Earth Movement (All Other)-Annual Aggregate: $10,000,000

Business Interruption/Extra Expense: $5,000,000

Business Interruption/Extra Expense-Earthquake & Flood: $1,000,000

Deductibles

All Other Perils: $5,000

Earth Movement, Flood and Named Windstorm:

2% of total insurable values of all locations sustaining direct damage-subject to minimum of $100,000 per occurrence

Business Interruption/Extra Expense – 72 Hours

Additional Coverages

Debris Removal: 25% of loss

Pollutant Clean Up: $100,000

Fire Department Service Charges: $100,000

Inventory or Appraisals:

$100,000

Electronic Data Recovery Costs:

$100,000

Fire Protection Equipment Refill:

$100,000

Valuation

Property –Replacement Cost

Time Element-Actual Loss Sustained

Conditions

Quarterly Audit Adjustments

Mechanical & Electrical Breakdown Included

Sabotage & Terrorism Coverage included

Sched. 6.01(r) - 9

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

11/01/15 To 11/01/16	BAP509601501	Zurich American Insurance Company	Commercial Automobile Vivint Solar Inc. Vivint Solar Developer, LLC

$1,000,000 Bodily Injury & Property Damage

Statutory Personal Injury Protection

$10,000 Medical Payments – Each Person

$1,000,000 Uninsured/Underinsured Motorists

$250,000 Deductible

Hired Car Physical Damage – ACV

Hired Car Phys. Damaged Deductible:

$2,500 Comprehensive

$2,500 Collision

Lessor-Additional Insured and Loss Payee Where Required by Written Contract

Waiver of Transfer of rights of Recovery Where Required by Written Contract

Rental Reimbursement Included

Estimated No. of Vehicles: 388

Composite Rate 568.659794

11/01/15 To 11/01/16	WC509601301	American Zurich Insurance Company.	Worker’s Compensation Deductible Policy Vivint Solar Inc. Vivint Solar Developer, LLC

States Covered: AZ, CA, CT, HI, MD, NJ, NU, NV, NM, OR, PA, UT

Statutory - Workers’ Compensation

$1,000,000 - Bodily Injury by Accident – Each Accident

$1,000,000 - Bodily Injury by Disease – Policy Limit

$1,000,000 Bodily Injury by Disease – Each Employee

$500,000 Deductible

11/01/15 To 11/01/16	WC509601401 (MA)	Zurich American Insurance Company	Worker’s Compensation Retro Policy Vivint Solar Inc. Vivint Solar Developer, LLC

States Covered: MA

Statutory - Workers’ Compensation

$1,000,000 Bodily Injury by Accident – Each Accident

$1,000,000 Bodily Injury by Disease – Policy Limit

$1,000,000 Bodily Injury by Disease – Each Employee

$500,000 Deductible

Sched. 6.01(r) - 10

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

1/29/16 – 1/29/17	3776500116EN	Axis Specialty Europe	Commercial General Liability Vivint Solar Inc. Vivint Solar Developer, LLC

General Liability:

$25,000,000 Each Occurrence Limit

$1,000,000 Damage to Premises Rented to You

$10,000 Medical Expense Limit – Each Person

$1,000,000 Personal & Advertising Injury Limit

$25,000,000 Products/Completed Operations Limit

$25,000,000 General Aggregate

$25,000 Deductible - Bodily Injury & Property Damage Combined- Per Occurrence

$25,000 Deductible – Subcontractors Warranty Per Occurrence or Per Offense

$25,000 Deductible – Subcontractors Warranty Per Claimant of per Plaintiff

Additional Named Insured Schedule:

Vivint Solar Holdings, Inc.

Vivint Solar Financing I Parent, LLC

Vivint Solar Financing I, LLC

Vivint Solar Financing Holdings Parent, LLC

Vivint Solar Financing Holdings, LLC

Vivint Solar OTM Holdings, LLC

Vivint Solar Commercial Holdings, LLC

Vivint Solar Owner I, LLC

Vivint Solar Operations, LLC

Vivint Solar Provider, LLC

Vivint Solar Developer, LLC

Vivint Solar Margaux Manager, LLC

Vivint Solar Margaux Master Tenant, LLC

Vivint Solar Margaux Owner, LLC

Vivint Solar Liberty Manager, LLC

Vivint Solar Liberty Master Tenant, LLC

Vivint Solar Liberty Owner, LLC

Vivint Solar Fund III Manager, LLC

Vivint Solar Fund III Master Tenant, LLC

Vivint Solar Fund III Owner, LLC

Vivint Solar Aaliyah Manager, LLC

Vivint Solar Aaliyah Project Company, LLC

Vivint Solar Mia Manager, LLC

Vivint Solar Mia Project Company, LLC

Solmetric Corporation

Vivint Solar Hannah Project Company, LLC

Vivint Solar Hannah Manager, LLC

Vivint Solar Rebecca Project Company, LLC

Vivint Solar Rebecca Manager, LLC

Vivint Solar Nicole Owner, LLC

Vivint Solar Nicole Manager, LLC

Vivint Solar Nicole Master Tenant, LLC

Vivint Solar Elyse Project Company, LLC

Vivint Solar Elyse Manager, LLC

Vivint Solar Fund X Manager, LLC

Vivint Solar Fund X Project Company, LLC

Vivint Solar Fund XIV, Manager LLC

Vivint Solar Fund XIV, Project Company LLC

Vivint Solar Fund XIII Project Company, LLC

Vivint Solar Fund XI Project Company, LLC

Vivint Solar Fund XVI

Vivint Solar Fund XVIII Project Company, LLC

1/29/16 – 1/29/17	CPO 69895626	AIG Specialty Insurance Company	Contractors Pollution Vivint Solar Inc. Vivint Solar Developer, LLC	Contractors Pollution Liability: $5,000,000 Each Pollution Condition Limit 06/09/2011 Retro Date $25,000 Deductible
1/29/16 – 1/29/17	CEO7446813	XL Catlin	Professional Liability Vivint Solar Inc. Vivint Solar Developer, LLC	Professional Liability (Claims Made and Reported Coverage): $1,000,000 Per Claim Limit $1,000,000 General Aggregate Limit 06/09/2011 Retroactive Date

Sched. 6.01(r) - 11

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

10/01/15 to 6/30/16	WS11007784	Insurance Company of the State of Pennsylvania	Foreign Liability Vivint Solar Inc. Vivint Solar Developer, LLC

Foreign General Liability

$4,000,000 Program Aggregate

$2,000,000 General Aggregate

$2,000,000 Product-Completed Operations Aggregate

$1,000,000 Personal and Advertising Injury

$1,000,000 Each Occurrence Limit

$1,000,000 Damage to Premises Rented to You

$25,000 Medical Expense

Foreign Business Automobile

$1,000,000 Foreign Business Automobile – Accident

$25,000 Medical Expense – Accident

$25,000 Hired Auto – Accident

Physical Damage - $1,000 – Each Auto

Foreign Voluntary Compensation and Employers Liability

$1,000,000 Supplemental Repatriation Expense

$1,000,000 Employers Liability Injury – Accident

$1,000,000 Employers Liability Injury – Disease Limit

$1,000,000 Employers Liability Injury – Disease Each Employee

Foreign Travel Accident and Sickness

$100,000 Principal Sum Insured

$1,000,000 Aggregate Limit

$50,000 Medical Expense

$500 Deductible

$100,000 Emergency Medical Evacuation

Sched. 6.01(r) - 12

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

09/30/15 To 6/30/16	474382	Underwriters at Lloyds	Media Security Privacy Vivint Solar Inc. Vivint Solar Developer, LLC

Multimedia Liability

$5,000,000 Each Claim

$5,000,000 Aggregate

$25,000 Retention Each Claim

Security and Privacy Liability

$5,000,000 Each Claim

$5,000,000 Aggregate

$25,000 Retention Each Claim

Privacy Regulatory Defense & Penalties

$5,000,000 Each Claim

$5,000,000 Aggregate

$25,000 Retention Each Claim

Privacy Breach Response Costs, Notification Expenses, and Breach Support & Credit Monitoring Expenses (Outside the Limits)

$2,000,000 Each Claim

$2,000,000 Aggregate

$25,000 Retention

Proactive Privacy Breach Response Costs Sublimit

$25,000 Each Claim

$25,000 Aggregate

Voluntary Notification Expenses Sublimit

$500,000 Each Claim

$500,000 Aggregate

Network Asset Protection

$1,000,000 Each Claim

$1,000,000 Aggregate

$25,000 Retention Each Claim

10% Co-insurance each and every loss

Non-physical Business Interruption & Extra Expense – 8 hour waiting period

Cyber Extortion

$5,000,000 Each Claim

$5,000,000 Aggregate

$25,000 Retention Each Claim

Cyber Terrorism

$5,000,000 Each Claim

$5,000,000 Aggregate

$5,000,000 Maximum Policy Aggregate Limit

09/30/15 To 6/30/16	01-613-76-21	National Union Fire Insurance Company of Pittsburgh, PA	Directors & Officers Liability Vivint Solar Inc. Vivint Solar Developer, LLC	$10,000,000 Limit of Liability $2,500,000 Retention
09/30/15 To 6/30/16	DOX G23676321 001	ACE American Insurance Company	Excess Directors & Officers Liability Vivint Solar Inc. Vivint Solar Developer, LLC	$10,000,000 Aggregate $10MM xs $10MM
09/30/15 To 6/30/16	SCSDO00138-141	Everest National Insurance Company	Excess Directors & Officers Liability Vivint Solar Inc. Vivint Solar Developer, LLC	$20,000,000 Aggregate $10MM xs $20MM
09/30/15 To 6/30/16	DOX10005655900	Endurance American Insurance Company	Excess Directors & Officers Liability Vivint Solar Inc. Vivint Solar Developer, LLC	$30,000,000 Aggregate $10MM xs $30MM
09/30/15 To 6/30/16	MC002KP14	Aspen American Insurance Company	Excess Directors & Officers Liability Vivint Solar Inc. Vivint Solar Developer, LLC	$40,000,000 Aggregate $10MM xs $40MM
09/30/15 To 6/30/16	18013206	Berkley Insurance Company	Excess Directors & Officers Liability Vivint Solar Inc. Vivint Solar Developer, LLC	$50,000,000 Aggregate $10MM xs $50MM
09/30/15 To 6/30/16	MLX7601103-00	Argonaut Insurance Company	Excess Directors & Officers Liability Vivint Solar Inc. Vivint Solar Developer, LLC	$60,000,000 Aggregate $10MM xs $60MM
09/30/15 To 6/30/16	DOX G23676321 001	Allied World National Assurance Company	Excess Side A Directors & Officers Liability Vivint Solar Inc. Vivint Solar Developer, LLC	$70,000,000 Aggregate $10MM xs $70MM
09/30/15 To 6/30/16	ELU136319-14	XL Specialty Insurance Company	Excess Side A Directors & Officers Liability Vivint Solar Inc. Vivint Solar Developer, LLC	$80,000,000 Aggregate $10MM xs $80MM
09/30/15 To 6/30/16	01-613-76-22	Illinois National Insurance Company	Excess Side A Directors & Officers Liability Vivint Solar Inc. Vivint Solar Developer, LLC	$90,000,000 Aggregate $10MM xs $90MM
09/30/15 To 6/30/16	01-608-2011	Illinois National Insurance Company	Fiduciary Liability Vivint Solar Inc. Vivint Solar Developer, LLC	$5,000,000 Aggregate

Sched. 6.01(r) - 13

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

09/30/15 To 6/30/16	DON G23690068 001	Ace American Insurance Company	Crime Vivint Solar Inc. Vivint Solar Developer, LLC

$5,000,000 Employee Theft

$5,000,000 Forgery or Alteration

$5,000,000 Theft of Money/Securities Inside Premises

$5,000,000 Robbery of Safe Burglary Inside Premises

$5,000,000 Theft Outside Premises

$5,000,000 Computer and Funds Transfer Fraud

$5,000,000 Money Orders and Counterfeit Money

$25,000 Deductible

09/30/15 To 6/30/16	01-613-57-52	National Union Fire Insurance Company of Pittsburgh, PA	Employment Practices Liability Vivint Solar Inc. Vivint Solar Developer, LLC	$5,000,000 Aggregate $250,000 Retention

Sched. 6.01(r) - 14

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Schedule 6.01(u)

Intellectual Property

None.

Sched. 6.01(u) - 1

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Schedule 6.01(v)

Material Project Documents

Liberty Fund

1.	Amended and Restated Operating Agreement of Vivint Solar Liberty Master Tenant, LLC, between the Investor named therein and Vivint Solar Liberty Manager, LLC, dated September 14, 2012
2.	Operating Agreement of Vivint Solar Liberty Owner, LLC, between Vivint Solar Liberty Master Tenant, LLC and Vivint Solar Liberty Manager, LLC, dated October 5, 2011
3.	Amended and Restated Equity Capital Contribution Agreement among Vivint Solar Developer, LLC, Vivint Solar Liberty Owner, LLC and Vivint Solar Liberty Manager, LLC, dated September 14, 2012
4.	Master Lease between Vivint Solar Liberty Owner, LLC and Vivint Solar Liberty Master Tenant, LLC, dated October 5, 2011, as amended by Amendment No. 1 to Master Lease dated June 20, 2012
5.

Maintenance Services Agreement between Vivint Solar Provider, LLC and Vivint Solar Liberty Owner, LLC, dated October 5, 2011, as amended by the First Amendment to Maintenance Services Agreement dated October 2, 2013

6.	Guaranty between the Investor named therein and Vivint Solar, Inc., dated October 5, 2011 and Extension of Deadline To Deliver Subordination Agreement Under Guaranty dated November 23, 2011

Margaux Fund

1.	Operating Agreement of Vivint Solar Margaux Master Tenant, LLC, between the Investor named therein and Vivint Solar Margaux Manager, LLC, dated October 3, 2012
2.	Operating Agreement of Vivint Solar Margaux Owner, LLC, between Vivint Solar Margaux Master Tenant, LLC and Vivint Solar Margaux Manager, LLC, dated October 3, 2012
3.	Equity Capital Contribution Agreement among Vivint Solar Developer, LLC, Vivint Solar Margaux Owner, LLC and Vivint Solar Margaux Manager, LLC, dated October 3, 2012
4.	Master Lease between Vivint Solar Margaux Owner, LLC and Vivint Solar Margaux Master Tenant, LLC, dated October 3, 2012

Sched. 6.01(v) - 1

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

5.

Maintenance Services Agreement between Vivint Solar Provider, LLC and Vivint Solar Margaux Owner, LLC, dated October 3, 2012, as amended by the First Amendment to Maintenance Services Agreement dated October 2, 2013

6.	Guaranty between the Investor named therein and Vivint Solar, Inc., dated October 3, 2012

Caitlin Fund

1.

Operating Agreement of Vivint Solar Fund III Master Tenant, LLC, between the Investor named therein and Vivint Solar Fund III Manager, LLC, dated June 28, 2013, as amended by the First Amendment to Vivint Solar Fund III Master Tenant, LLC Operating Agreement, dated October 2, 2013

2.

Operating Agreement of Vivint Solar Fund III Owner, LLC, between Vivint Solar Fund III Master Tenant, LLC and Vivint Solar Fund III Manager, LLC, dated June 28, 2013, as amended by the First Amendment to Vivint Solar Fund III Owner, LLC Operating Agreement, dated October 2, 2013

3.

Equity Capital Contribution Agreement among Vivint Solar Developer, LLC, Vivint Solar Fund III Owner, LLC and Vivint Solar Fund III Manager, LLC, dated June 28, 2013, as amended by the First Amendment to Equity Capital Contribution Agreement, dated October 2, 2013

4.	Master Lease between Vivint Solar Fund III Owner, LLC and Vivint Solar Fund III Master Tenant, LLC, dated June 28, 2013, as amended by the First Amendment to Master Lease, dated October 2, 2013
5.	Maintenance Services Agreement between Vivint Solar Provider, LLC and Vivint Solar Fund III Owner, LLC, dated June 28, 2013
6.

Guaranty among the Investor named therein, Vivint Solar Fund III Master Tenant, LLC, Vivint Solar Developer, LLC, and Vivint Solar, Inc., dated June 28, 2013 and the Reaffirmation Agreement by Vivint Solar, Inc. and Vivint Solar Developer, LLC to the Investor named therein and Vivint Solar Fund III Master Tenant, LLC, dated October 2, 2013

Nicole Fund

1.	Operating Agreement of Vivint Solar Nicole Master Tenant, LLC, between the Investor named therein and Vivint Solar Nicole Manager, LLC, dated April 29, 2014
2.	Operating Agreement of Vivint Solar Nicole Owner, LLC, between Vivint Solar Nicole Master Tenant, LLC and Vivint Solar Nicole Manager, LLC, dated April 29, 2014
3.	Equity Capital Contribution Agreement among Vivint Solar Developer, LLC, Vivint Solar Nicole Owner, LLC and Vivint Solar Nicole Manager, LLC, dated April 29, 2014

Sched. 6.01(v) - 2

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

4.	Master Lease between Vivint Solar Nicole Owner, LLC and Vivint Solar Nicole Master Tenant, LLC, dated April 29, 2014
5.	Maintenance Services Agreement between Vivint Solar Provider, LLC and Vivint Solar Nicole Owner, LLC, dated April 29, 2014
6.	Guaranty among the Investor named therein, Vivint Solar Nicole Master Tenant, LLC, Vivint Solar Developer, LLC, and Vivint Solar Holdings, Inc., dated April 29, 2014

Mia Fund

1.

Limited Liability Company Agreement of Vivint Solar Mia Project Company, LLC, between Vivint Solar Mia Manager, LLC and the original investor named therein, dated July 16, 2013, as assigned to the Investor named therein pursuant to the Assignment and Assumption Agreement among the original investor named therein as assignor, the Investor named therein as assignee, and Vivint Solar Mia Manager, LLC, dated September 30, 2013, and as amended by the First Amendment to Limited Liability Company Agreement dated September 12, 2013 and effective as of August 5, 2013, the Second Amendment to Limited Liability Company Agreement dated August 31, 2013 and the Third Amendment to Limited Liability Company Agreement dated April 15, 2015

2.

Development, EPC and Purchase Agreement among Vivint Solar Developer, LLC, Vivint Solar, Inc. and Vivint Solar Mia Project Company, LLC, dated July 15, 2013, as amended by the First Amendment to Development, EPC and Purchase Agreement dated January 13, 2014, the Second Amendment to Development, EPC and Purchase Agreement dated April 25, 2014 and the Third Amendment to Development, EPC and Purchase Agreement dated April 15, 2015

3.

Maintenance Services Agreement between Vivint Solar Provider, LLC and Vivint Solar Mia Project Company, LLC, dated July 16, 2013, as amended by the First Amendment to Maintenance Services Agreement, dated April 15, 2015

4.

Guaranty by Vivint Solar, Inc. in favor of the original investor named therein and Vivint Solar Mia Project Company, LLC, dated July 16, 2013, as assigned to the current Investor automatically by operation of Section 9 of the Guaranty

Aaliyah Fund

1.

Limited Liability Company Agreement of Vivint Solar Aaliyah Project Company, LLC, between Vivint Solar Aaliyah Manager, LLC and the Investor named therein, dated November 5, 2013, as amended by the First Amendment to Limited Liability Company Agreement of Vivint Solar Aaliyah Project Company, LLC dated January 13, 2014 and the Written Consent of the Members of Vivint Solar Aaliyah Project Company, LLC, dated February 13, 2014 and the Second Amendment to Limited Liability Company Agreement of Vivint Solar Aaliyah Project Company, LLC dated April 15, 2015

Sched. 6.01(v) - 3

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

2.

Development, EPC and Purchase Agreement among Vivint Solar Developer, LLC, Vivint Solar, Inc. and Vivint Solar Aaliyah Project Company, LLC, dated November 5, 2013, as amended by the First Amendment to Development, EPC and Purchase Agreement dated January 13, 2014 and the Second Amendment to Development, EPC and Purchase Agreement dated February 13, 2014 and the Third Amendment to Development, EPC and Purchase Agreement dated April 15, 2015

3.

Maintenance Services Agreement between Vivint Solar Provider, LLC and Vivint Solar Aaliyah Project Company, LLC, dated November 5, 2013, as amended by the First Amendment to Maintenance Services Agreement, dated April 15, 2015

4.

Guaranty by Vivint Solar, Inc. in favor of the Investor named therein and Vivint Solar Aaliyah Project Company, LLC, dated November 5, 2013 and the Reaffirmation Agreement by Vivint Solar, Inc. in favor of the Investor named therein and Vivint Solar Aaliyah Project Company, LLC, dated January 13, 2014

Rebecca Fund

1.

Limited Liability Company Agreement of Vivint Solar Rebecca Project Company, LLC, between Vivint Solar Rebecca Manager, LLC and the Investor named therein, dated February 13, 2014, as amended by the First Amendment to Limited Liability Company Agreement of Vivint Solar Rebecca Project Company, LLC dated April 15, 2015

2.

Development, EPC and Purchase Agreement among Vivint Solar Developer, LLC, Vivint Solar, Inc. and Vivint Solar Rebecca Project Company, LLC, dated February 13, 2014, as amended by the First Amendment to Development, EPC and Purchase Agreement dated April 15, 2015

3.

Maintenance Services Agreement between Vivint Solar Provider, LLC and Vivint Solar Rebecca Project Company, LLC, dated February 13, 2014, as amended by the First Amendment to Maintenance Services Agreement, dated April 15, 2015

4.	Guaranty by Vivint Solar, Inc. in favor of the Investor named therein and Vivint Solar Rebecca Project Company, LLC, dated February 13, 2014

Hannah Fund

1.

Limited Liability Company Agreement of Vivint Solar Hannah Project Company, LLC, between Vivint Solar Hannah Manager, LLC and the Investor named therein, dated February 14, 2014, as amended by Amendment No. 1 to Limited Liability Company Agreement, dated March 28, 2014, Amendment No. 2 to Limited Liability Company Agreement dated June 30, 2014 and Amendment No. 3 to Limited Liability Company Agreement, dated June 16, 2015 but effective as of May 31, 2015

2.

Master EPC Agreement between Vivint Solar Developer, LLC and Vivint Solar Hannah Project Company, LLC, dated February 14, 2014, as amended by Amendment No. 1 to Master EPC Agreement, dated June 17, 2015 but effective as of May 31, 2015

Sched. 6.01(v) - 4

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

3.	Maintenance Services Agreement between Vivint Solar Provider, LLC and Vivint Solar Hannah Project Company, LLC, dated February 14, 2014
4.	Guaranty by Vivint Solar, Inc. in favor of the Investor named therein, dated February 14, 2014

Elyse Fund

1.

Limited Liability Company Agreement of Vivint Solar Elyse Project Company, LLC, between Vivint Solar Elyse Manager, LLC and the Investor named therein, dated July 3, 2014, as amended by Amendment No. 1 to Limited Liability Company Agreement, dated July 22, 2014, Amendment No. 2 to Limited Liability Company Agreement, December 30, 2014, Amendment No. 3 to Limited Liability Company Agreement, dated May 11, 2015 and Amendment No. 4 to Limited Liability Company Agreement, dated June 30, 2015

2.

Master Engineering, Procurement and Construction Agreement between Vivint Solar Developer, LLC and Vivint Solar Elyse Project Company, LLC, dated July 3, 2014, as amended by Amendment No. 1 to Master Engineering, Procurement and Construction Agreement, dated July 22, 2014, Amendment No. 2 to Master Engineering, Procurement and Construction Agreement, dated December 30, 2014, Amendment No. 3 to Master Engineering, Procurement and Construction Agreement, dated May 11, 2015 and Amendment No. 4 to Master Engineering, Procurement and Construction Agreement, dated June 30, 2015

3.	Maintenance Services Agreement between Vivint Solar Provider, LLC and Vivint Solar Elyse Project Company, LLC, dated July 3, 2014
4.

Administrative Services Agreement between Vivint Solar Provider, LLC and Vivint Solar Elyse Project Company, LLC, dated July 3, 2014, as amended by Amendment No. 1 to the Administrative Services Agreement, dated June 30, 2015

5.	Guaranty by Vivint Solar, Inc. in favor of the Investor named therein, dated July 3, 2014

Fund X Fund

1.	Limited Liability Company Agreement of Vivint Solar Fund X Project Company, LLC, between Vivint Solar Fund X Manager, LLC and the Investor named therein, dated September 17, 2014
2.	Master Engineering, Procurement and Construction Agreement, between Vivint Solar Developer, LLC and Vivint Solar Fund X Project Company, LLC, dated September 17, 2014
3.	Maintenance Services Agreement, between Vivint Solar Provider, LLC and Vivint Solar Fund X Project Company, LLC, dated September 17, 2014

Sched. 6.01(v) - 5

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

4.	Administrative Services Agreement, between Vivint Solar Provider, LLC and Vivint Solar Fund X Project Company, LLC, dated September 17, 2014
5.	Guaranty, by Vivint Solar, Inc. in favor of the Investor named therein, dated September 17, 2014

Fund XI Fund

1.

Limited Liability Company Agreement of Vivint Solar Fund XI Project Company, LLC, between Vivint Solar Fund XI Manager, LLC and the Investors named therein, dated February 13, 2015, as amended by the First Amendment to Limited Liability Company Agreement, dated May 7, 2015

2.	Master Engineering, Procurement and Construction Agreement, between Vivint Solar Developer, LLC and Vivint Solar Fund XI Project Company, LLC, dated February 13, 2015
3.	Maintenance Services Agreement, between Vivint Solar Provider, LLC and Vivint Solar Fund XI Project Company, LLC, dated February 13, 2015
4.	Administrative Services Agreement, between Vivint Solar Provider, LLC and Vivint Solar Fund XI Project Company, LLC, dated February 13, 2015
5.	Guaranty, by Vivint Solar, Inc. in favor of the Investors named therein, dated February 13, 2015

Fund XII Fund

1.	Limited Liability Company Agreement of Vivint Solar Fund XII Project Company, LLC, between Vivint Solar Fund XII Manager, LLC and the Investors named therein, dated October 3, 2014.
2.

Master Purchase Agreement, between Vivint Solar Developer, LLC, and Vivint Solar Fund XII Project Company, LLC, dated October 3, 2014, as amended by Amendment No. 1 to Master Purchase Agreement, dated December 2, 2014, and as further amended by Amendment No. 2 to Master Purchase Agreement, dated December 9, 2014.

3.	Maintenance Services Agreement, between Vivint Solar Provider, LLC, and Vivint Solar Fund XII Project Company, LLC, dated October 3, 2014.

Fund XIII Fund

1.

Limited Liability Company Agreement of Vivint Solar Fund XIII Project Company, LLC, between Vivint Solar Fund XIII Manager, LLC and the Investor named therein, dated March 26, 2015, as amended by the First Amendment thereto, dated March 31, 2015, and as further amended by the Second Amendment thereto, dated June 24, 2015

Sched. 6.01(v) - 6

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

2.

Master Engineering, Procurement and Construction Agreement, between Vivint Solar Developer, LLC and Vivint Solar Fund XIII Project Company, LLC, dated March 26, 2015, as amended by the First Amendment thereto, dated June 24, 2015

3.	Maintenance Services Agreement, between Vivint Solar Provider, LLC and Vivint Solar Fund XIII Project Company, LLC, dated March 26, 2015
4.	Administrative Services Agreement, between Vivint Solar Provider, LLC and Vivint Solar Fund XIII Project Company, LLC, dated March 26, 2015
5.	Guaranty, by Vivint Solar, Inc. in favor of the Investor named therein, dated March 26, 2015

Fund XIV Fund

1.

Limited Liability Company Agreement of Vivint Solar Fund XIV Project Company, LLC, between Vivint Solar Fund XIV Manager, LLC and the Investor named therein, dated December 18, 2014, as amended by Amendment No. 1 to Limited Liability Company Agreement, dated April 28, 2015

2.	Master EPC Agreement, between Vivint Solar Developer, LLC and Vivint Solar Fund XIV Project Company, LLC, dated December 18, 2014
3.	Maintenance Services Agreement, between Vivint Solar Provider, LLC and Vivint Solar Fund XIV Project Company, LLC, dated December 18, 2014
4.	Administrative Services Agreement, between Vivint Solar Provider, LLC and Vivint Solar Fund XIV Project Company, LLC, dated December 18, 2014
5.	Guaranty, by Vivint Solar, Inc. in favor of the Investor named therein, dated December 18, 2014

Fund XVI Fund

1.	Limited Liability Company Agreement of Vivint Solar Fund XVI Lessor, LLC, dated June 1, 2015
2.	Master Solar Asset Sale Agreement, between Vivint Solar Developer, LLC and Vivint Solar Fund XVI Lessor, LLC, dated June 1, 2015
3.	Master Lease Agreement, between Vivint Solar Fund XVI Lessor, LLC and VS BC Solar Lessee I, LLC, dated June 1, 2015
4.	Maintenance Services Agreement, among Vivint Solar Provider, LLC, Vivint Solar Fund XVI Lessor, LLC, and VS BC Solar Lessee I, LLC, dated June 1, 2015

Sched. 6.01(v) - 7

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

5.	Administrative Services Agreement, among Vivint Solar Provider, LLC, Vivint Solar Fund XVI Lessor, LLC, and VS BC Solar Lessee I, LLC, dated June 1, 2015
6.	Guaranty, by Vivint Solar, Inc. in favor of VS BC Solar Lessee I, LLC, dated June 1, 2015
7.	Security Agreement, between VS BC Solar Lessee I, LLC, and Vivint Solar Fund XVI Lessor, LLC, dated June 1, 2015
8.	Depositary Agreement, between VS BC Solar Lessee I, LLC, and Vivint Solar Fund XVI Lessor, LLC, dated June 1, 2015, as amended by Amendment to Depositary Agreement, dated March 10, 2016.
9.	Deposit Account Control Agreement, among VS BC Solar Lessee I, LLC, Vivint Solar Fund XVI Lessor, LLC, and Zions First National Bank, dated June 1, 2015
10.	Tax Indemnity Agreement, among Vivint Solar, Inc., Barclays Capital Holdings Inc., Citicorp North America Inc., and VS BC Solar Lessee I, LLC, dated June 1, 2015

Sched. 6.01(v) - 8

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Schedule 7.02(j)

Transactions with Affiliates

None.

Sched. 7.02(j) - 1

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Schedule 7.02(k)

Limitations on Dividends and Other Payment Restrictions

None.

Sched. 7.02(k) - 1

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Schedule 8.01

DACA Banks

Bank of America, N.A.

KeyBank, N.A.

Sched. 8.01 - 1

[***] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.